UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of principal executive offices) (Zip code)

Marcus L. Collins

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and address of agent for service)

Registrant's telephone number, including area code: 561-484-7185

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2023

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

9.30.2023

Annual Report

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	4
RiverNorth Core Opportunity Fund	4
RiverNorth/DoubleLine Strategic Income Fund	9
RiverNorth/Oaktree High Income Fund	15
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	23
Schedule of Investments	25
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund	28
RiverNorth/Oaktree High Income Fund	80
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	98
RiverNorth/DoubleLine Strategic Income Fund	99
RiverNorth/Oaktree High Income Fund	101
Statement of Operations
RiverNorth Core Opportunity Fund	102
RiverNorth/DoubleLine Strategic Income Fund	103
RiverNorth/Oaktree High Income Fund	104
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	105
RiverNorth/DoubleLine Strategic Income Fund	107
RiverNorth/Oaktree High Income Fund	109
Financial Highlights
RiverNorth Core Opportunity Fund	112
RiverNorth/DoubleLine Strategic Income Fund	120
RiverNorth/Oaktree High Income Fund	128
Notes to Financial Statements	135
Report of Independent Registered Public Accounting Firm	156
Additional Information	157
Liquidity Risk Management Program	159
Trustees & Officers	160

RiverNorth Funds	Shareholder Letter

September 30, 2023 (Unaudited)

Dear Fellow Shareholders,

At this time last year, the Federal Reserve (“Fed”) was in the middle-stages of what has turned out to be a historic interest rate hiking cycle in an effort to cool inflation. The dramatic increase in short term rates has caused the U.S. Treasury yield curve to invert. Further, potential increases in rates – both short term and long term – have been acting as somewhat of a “Sword of Damocles” hanging over the closed-end fund (“CEF”) market.

Given the environment described above, the sentiment of CEF investors over the past year has remained decidedly negative after experiencing significant negative performance from the fall of 2021 throughout calendar year 2022. This negative sentiment, combined with yields on “risk free”, short term Treasuries that now yield more than 5%, may be an excuse for traditional CEF investors to remain on the sidelines.

In the early part of 2023, it appeared that CEF investor sentiment was shifting towards positive. The Fed paused rate hikes at its June 2023 meeting to provide the necessary time for the historic increases to have their lagged effect. It does appear that inflation is cooling, while the overall U.S. economy has remained resilient. However, inflation has remained above the Fed’s comfort level which has caused the Fed to continue with its Hawkish comments leaving the door open to further hikes. In September 2023, this drove another quick move higher in longer term U.S. Treasury yields which almost hit 5%. This higher move in rates dumped cold water on improving CEF investor sentiment, which drove discounts to cyclical (and in many cases, historical) wides. Notwithstanding recent cuts, it is our view that CEF distribution rates remain attractive. We believe that attractive discounts, combined with high distribution rates could be the catalyst for discount narrowing, but anticipate this will only happen when fears over persistently higher interest rates (both short term and long term) fade.

Mirroring the trend in the capital markets broadly, special purpose acquisition company (“SPAC”) new issuance has been muted in 2023. However, we like to point out that 2023 SPAC initial public offering (“IPO”) activity is in line with prior years when you exclude the SPAC “boom” of 2020 and 2021 (which we’ve always viewed as abnormal). While we look for opportunities to participate in attractive IPOs as they come to market, we continue to find attractive opportunities to deploy capital into the secondary market where we can still find SPACs that are seeking acquisitions at modest discounts to trust value. We would also highlight that SPAC accounts typically invest in U.S. Treasury bills and comparable money market funds where investors benefit from higher short term interest rates.

We would also like to note that a silver lining in the substantial uptick in rates over these past two years has been the increased attractiveness of investment company debt (“ICD”), which are debt securities issued by business development companies (“BDCs”) and CEFs to lever their portfolios. We are now finding what we believe are excellent opportunities to deploy capital to this asset class where yields are in the upper single digits and durations are relatively short (i.e., ~ 3 years). Relative to the risk of loss from default, we believe we are being paid attractively for the credit and interest rate risks we are taking.

Going forward, we continue to believe RiverNorth Capital Management, LLC is positioned to capitalize on future volatility and opportunities within the CEF, BDC, ICD and SPAC markets. The fourth quarter is typically a good time to trade CEFs, and we believe that this one – which may include volatility from continued inflation and interest rate concerns – will likely be interesting once again.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Shareholder Letter

September 30, 2023 (Unaudited)

Last, we want to make certain to reiterate the benefit of having relationships with two best in-class fixed-income asset managers, DoubleLine Capital LP and Oaktree Fund Advisors, LLC. As subadvisers to two of our mutual funds, the RiverNorth/DoubleLine Strategic Income Fund and the RiverNorth/Oaktree High Income Fund, we believe they help to create a unique opportunity to add value for our shareholders as we navigate these turbulent times.

We are pleased to provide you with the following 2023 Annual Report. Please visit www.rivernorth.com for additional information. We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

Definitions:

Sword of Damocles refers to an imminent threat and is attributed to the Roman philosopher Cicero (106-43 BC).

U.S. Treasuries are seen as a good example of a risk-free investment because they are backed by the “full faith and credit” of the U.S. government.

Annual Report | September 30, 2023	3

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund (the “Fund”) allocates its investments among equities, fixed income securities, and cash and cash equivalents. RiverNorth Capital Management, LLC ("RiverNorth" or the "Adviser") may allocate to the various asset classes either through the purchase of closed-end investment companies ("CEFs") (including business development companies (“BDCs”)), exchange-traded funds (“ETFs”) (collectively, "Underlying Funds") and other investment companies or through direct investment in the various securities. The Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and real estate investment trusts, limited partnerships and structured securities, such as collateralized mortgage and debt obligations. The Fund may also invest in special purpose acquisition companies ("SPACs").

How did the Fund perform relative to its benchmark during the period?

For the twelve-month period ended September 30, 2023, the Class I share (symbol: RNCIX) returned 11.37% and the Class R share (symbol: RNCOX) returned 11.07%. These returns compare to the S&P 500 Total Return Index return of 21.62%, the Bloomberg U.S. Aggregate Bond Index return of 13.01%, and the Morningstar U.S. Fund Allocation Category average return of 14.62%.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ended September 30, 2023

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	11.37%	7.24%	4.37%	5.96%	6.95%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	11.07%	6.97%	4.10%	5.70%	6.69%
Blend Index(4)	13.01%	4.01%	6.27%	7.74%	6.72%
S&P 500® Index(4)	21.62%	10.15%	9.92%	11.91%	8.95%

(1)	Inception date of Class R is December 27, 2006.

(2)	Inception date of Class I is August 11, 2014.

(3)	In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Annual Report | September 30, 2023	5

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

(4)	Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2023: 3.31% (RNCIX); 3.56% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2023 is 1.49% (RNCIX); 1.74% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2023 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2023 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the Fund’s relative performance during the period?

Exposure to CEF net asset values (“NAVs”) and discount narrowing contributed significant positive performance over the period. The Fund’s exposure to BDCs, ICD and SPACs delivered small, but positive, performance over the fiscal year. On a relative basis, the Fund’s exposure to BDCs, ICD and SPACs detracted from performance over the fiscal year.

How was the Fund positioned at the end of the period?

Year-over-year, the Fund had a small increase in CEF exposure with a commensurate decrease in SPAC and BDC exposure. The Fund also increased its position in short-term U.S. Treasury securities taking advantage of attractive “risk-free” rates in excess of 5% while providing Fund-level liquidity.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

Annual Report | September 30, 2023	7

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. High yield securities may provide greater income and opportunity for gain but entail greater risk of loss of principal. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction with some nations, public health crises and related events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. SPAC Risk – the value of a SPAC securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund's ability to meet its investment objective. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the adviser of said CEF. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by S&P or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

Assets of the RiverNorth/DoubleLine Strategic Income Fund (the “Fund”) are tactically managed across three strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) oversees the strategy weights and manages the Tactical Closed End Fund Income Strategy. RiverNorth allocates the portion of the Fund's investments allocated to the Tactical Closed End Fund Income Strategy among closed-end funds ("CEFs") and exchange-traded funds ("ETFs") that invest primarily in income producing securities. The Adviser may also allocate the Fund's assets among cash investments. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP (“DoubleLine”), and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy is allocated to fixed income instruments and other investments including asset-backed securities; corporate bonds, including high-yield junk bonds; municipal bonds; and real estate investment trusts. This sleeve's investments may include substantial investments in mortgage-backed securities. DoubleLine manages the Opportunistic Income Strategy with no limits on duration. The Core Fixed Income Strategy is allocated to a variety of fixed income instruments with a weighted average duration of no less than two years and no more than eight years, under normal circumstances.

How did the Fund perform relative to its benchmark during the period?

For the twelve-month period ended September 30, 2023, the Class I share (symbol: RNSIX) returned 3.50% and the Class R share (symbol: RNDLX) returned 3.24%. The Bloomberg Capital U.S. Aggregate Bond Index returned 0.64%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund Class R and the Bloomberg U.S. Aggregate Bond Index

Annual Report | September 30, 2023	9

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund Class I and the Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ended September 30, 2023

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	3.50%	-1.47%	1.37%	2.99%	4.06%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	3.24%	-1.71%	1.13%	2.73%	3.81%
Bloomberg Capital U.S. Aggregate Bond Index(2)	0.64%	-5.21%	0.10%	1.13%	1.69%

(1)	Inception date is December 30, 2010.

(2)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2023: 1.28% (RNSIX); 1.53% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2023 is 0.90% (RNSIX) and 1.15% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2023 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2023 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the Fund’s relative performance during the period?

All three sleeves within the Fund contributed positively to performance over the fiscal year.

RiverNorth Tactical Closed-End Fund Income Sleeve

Within the RiverNorth sleeve, CEFs (both NAV performance and discount narrowing) contributed positively to performance over the year. On a relative basis, the sleeve’s exposure to BDCs, and Investment Company Debt detracted from performance.

DoubleLine Core Fixed Income Sleeve

For the 12-month period ended September 30, 2023, the Core Fixed Income Sleeve outperformed the Bloomberg U.S. Aggregate Bond Index return of 0.64%. This period marked the continuation of a tremendous policy tightening campaign from the Federal Open Market Committee (“FOMC”), with the effective federal funds rate increasing 225 basis points (“bps”). The Federal Reserve’s battle against inflation drove a pronounced flattening of the U.S. Treasury curve as long-dated U.S. Treasuries rose by only 92 bps. Despite these rate increases, the portfolio managed to outperform the benchmark due to its asset allocation. With the exception of non-agency commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”), the portfolio’s diversified credit mix outperformed the investment grade corporate credits in the index. The best-performing sectors over the period were collateralized loan obligations (“CLOs”) and emerging market debt. While both of these allocations benefitted from high interest income and spread tightening, the CLO allocation also benefitted from its floating rate coupons in a rising rate environment. U.S. Treasuries generated the weakest return as the sector experienced duration-related price declines. The non-agency CMBS also detracted from performance over the period due to the continued volatility in commercial property usage and valuations.

DoubleLine Opportunistic Income Sleeve

For the 12-month period ended September 30, 2023, the Opportunistic Income portfolio outperformed the Bloomberg U.S. Aggregate Bond Index return of 0.64%. This period marked the continuation of a tremendous policy tightening campaign from the FOMC, with the effective federal funds rate increasing 225 basis points (bps). The Federal Reserve’s battle against inflation drove a pronounced flattening of the U.S. Treasury curve as long-dated U.S. Treasuries rose by only 92 bps. Despite this challenging rate environment, the portfolio managed to outperform the benchmark through its allocation to out-of-index sectors such as CLOs and non-agency RMBS. The CLO allocation generated strong performance due to their floating rate coupons and strong underlying credit performance. Non-agency RMBS benefitted from some floating rate security structures and persistently strong housing fundamentals. The largest detractors from performance were agency mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and non-agency CMBS. The agency MBS allocation suffered from its relatively longer duration as interest rates rose across the curve. The ABS allocation experienced some credit spread widening, as investors remained somewhat cautious on this consumer-centric asset class, while the non-agency CMBS allocation faced continued volatility in commercial property usage and valuations.

Annual Report | September 30, 2023	11

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

How was the Fund positioned at the end of the period?

The Fund's sleeve allocation at fiscal year-end is as follows: 29% RiverNorth Tactical CEF Income, 30% DoubleLine Core Fixed Income, and 41% DoubleLine Opportunistic Income. Over the year, there was a modest increase in the assets allocated to the RiverNorth sleeve and a corresponding decrease in the DoubleLine Core sleeve.

The average discount of the Fund’s CEF portfolio was 11.4% fiscal year-end, which we view as very attractive.

Year-over-year, the Fund’s credit quality improved (44% to 55% investment grade) and duration increased about 1.4 years. Notable changes in the broad asset class allocation over the fiscal year include an increase in U.S. government securities and a corresponding decrease in bank loans.

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

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RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. High yield securities may provide greater income opportunity for gain but entail greater risk of loss of principal. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction with some nations, public health crises and related events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Unrated Security Risk – unrated securities determined by the sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. U.S. Government Securities Risk – There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Annual Report | September 30, 2023	13

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the advisor of said CEF. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by S&P’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities and instruments including, corporate bonds (including high-yield bonds) government-issued bonds, convertible bonds, preferred stocks, senior loans, and shares of closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) that invest principally in fixed income securities. Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds ("CEFs"). Oaktree Fund Advisors, LLC ("Oaktree") manages the High Yield Bond and Senior Loan Strategies on a global basis. The Adviser determines which portion of the Fund's assets are allocated to each strategy.

How did the Fund perform relative to its benchmark during the year?

For the 12-month period ended September 30, 2023, the Class I share (symbol: RNHIX) returned 10.59% and the Class R share (symbol: RNOTX) returned 10.33%. The ICE Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (the "BofA Non-Financial Developed HY Constrained Index") and CSFB Leveraged Loan Index returned 12.40% and 12.47%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund Class R, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

Annual Report | September 30, 2023	15

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth/Oaktree High Income Fund Class I, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

Average Annual Total Returns for the Period Ended September 30, 2023

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	10.59%	2.60%	2.51%	3.60%	3.49%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	10.33%	2.35%	2.26%	3.33%	3.23%
BofA ML Non-Financial Developed HY Constrained Index(2)	12.40%	0.81%	1.93%	3.32%	3.50%
CSFB Leveraged Loan Index(2)	12.47%	5.91%	4.31%	4.30%	4.40%

(1)	Inception date is December 28, 2012.

(2)	The BofA ML Non-Financial Developed Markets HY Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index from developed markets countries but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The BofA ML Non-Financial Developed Markets HY Constrained Index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The BofA ML Non-Financial Developed Markets HY Constrained and the CSFB Leveraged Loan Indices are indices only and cannot be invested in directly.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2023: 1.44% (RNHIX); 1.69% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2023. The annualized net expense ratio in this annual report dated September 30, 2023 is 1.35% (RNHIX) and 1.60% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2023 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2023 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the Fund’s relative performance during the period?

Both the RiverNorth and Oaktree sleeves within the Fund contributed positively to performance over the fiscal year.

RiverNorth Tactical Closed-End Fund Sleeve

Within the RiverNorth sleeve, CEFs (both NAV performance and discount narrowing) contributed positively to performance over the year. On a relative basis, exposure to BDCs and Investment Company Debt detracted from performance. There were no broad asset classes/investment vehicle classes that contributed negatively to performance over the period.

Oaktree High Yield Bond & Senior Loan Sleeve

Despite concerns over the uncertain economic outlook, high yield bonds provided attractive returns over the twelve-month period ended September 30, 2023. Overall, credit fundamentals in the high yield bond market remained sound during the period. Notably, the ratings mix of the high yield bond market is benign relative to history. Today, more than half of our market is BB.

New issue activity in the high yield bond market remained sluggish over the period. Notably, we have seen an unusually high percentage of secured high yield bond deals in recent quarters.

Loans experienced positive performance over the prior 12 months. Due to their floating-rate nature, the high interest rate environment helped loan performance over the period. Net new issuance in the loan market was lighter than prior years, which partly reflected the slowdown in leveraged buyout (“LBO”) activity that has been driven by high borrowing costs. Reduced issuance helped support loan prices during the period, as the performance of existing loans typically benefits when the supply of new loans shrinks, as scarcity drives prices higher.

Annual Report | September 30, 2023	17

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

How was the Fund positioned at the end of the period?

The Fund's sleeve allocation at fiscal year-end is as follows: 22% RiverNorth Tactical CEF Income and 78% Oaktree Global High Yield/Bank Loan.

The average discount of the Fund’s CEF portfolio widened about 7.1% to a 13.4% discount at fiscal year-end.

Oaktree High Yield Bond & Senior Loan Sleeve

At the end of September 2023, the portfolio remained broadly diversified. Roughly 75% of the portfolio was allocated to North America, with the balance invested in Europe. High yield bonds represented 88% of the portfolio, and the balance was invested in senior loans. The portfolio quality remains B+ with an average yield of 8.5%.

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. High yield securities may provide greater income opportunity for gain but entail greater risk of loss of principal. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the floating rates, and a decline in the specified rate could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction with some nations, public health crises and related events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. U.S. Government Securities Risk – There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

Annual Report | September 30, 2023	19

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the advisor of said CEF. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by S&P or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Definitions:

Agency Mortgage-Backed Securities (Agency MBS) – Agency MBS are mortgage-backed securities issued by government-sponsored enterprises such as Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac).

Asset Backed Securities – ABS is a type of financial investment that is collateralized by an underlying pool of assets—usually ones that generate a cash flow from debt, such as loans, leases, credit card balances, or receivables.

Basis Point (bps) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Blend Index – The Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Capital U.S. Aggregate Bond Index.

Bloomberg U.S. Aggregate Bond Index – The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

BofA Merrill Lynch Developed Markets High Yield Constrained Index – The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The index cannot be invested in directly and does not reflect fees and expenses.

Business Development Company (BDC) – A BDC is an organization that invests in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

CSFB Leveraged Loan Index – The CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Collateralized Loan Obligation (CLO) – A CLO is a security backed by a pool of debt, often low- rated corporate loans. The investor receives scheduled debt payments from the underlying loans but assumes most of the risk in the event that borrowers default.

Commercial Mortgage-Backed Securities (CMBS) – CMBS are fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Annual Report | September 30, 2023	21

RiverNorth Funds	Portfolio Update

September 30, 2023 (Unaudited)

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

Duration – Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Duration is non-linear and accelerates as time to maturity lessens.

Dry Powder – Dry Powder is an informal term that refers to highly liquid securities, cash reserves and any other security that can be converted to cash right away to meet debt obligations, cover operational expenses or invest in opportunities.

Federal Open Market Committee (FOMC) –The FOMC is the branch of the Federal Reserve System that determines the direction of monetary policy in the U.S. by directing open market operations.

Floating Rate Securities – Floating Rate Securities are investments with interest payments that float or adjust periodically based upon a predetermined benchmark.

Investment Company Debt (ICD) – ICD are non-equity securities. Notes typically obligate issuers to repay creditor the principal loan, in addition to any interest payments, at a predetermined date.

Leveraged Buyout (LBO) – A LBO is the acquisition of another company using a significant amount of borrowed money (bonds or loans) to meet the cost of acquisition.

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS) – Non-Agency RMBS are mortgage-backed securities sponsored by private companies other than the government sponsored enterprises such as Fannie Mae, Ginnie Mae, or Freddie Mac.

Residential Mortgage-Backed securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

S&P 500® Index – The S&P 500 Index is a capitalization-weighted index of 500 stocks.

Special Purpose Acquisition Company (SPAC) – A SPAC is a company with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

U.S. Treasury Curve –The U.S. Treasury yield curve compares the yields of short-term Treasury bills with long-term Treasury notes and bonds.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2023 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2023, and held for the six months ended September 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2023	23

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2023 (Unaudited)

	Beginning Account Value 04/01/2023	Ending Account Value 09/30/2023	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,003.40	1.32%	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.32%	$6.68
Class R Shares
Actual	$1,000.00	$1,002.10	1.57%	$7.88
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	1.57%	$7.94
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$988.40	0.87%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	0.87%	$4.41
Class R Shares
Actual	$1,000.00	$988.30	1.11%	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	1.11%	$5.62
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,027.40	1.35%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$1,024.90	1.60%	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2023

Shares/Description		Value
CLOSED-END FUNDS - 80.21%
179,087	AllianzGI Convertible & Income 2024 Target Term Fund	$1,572,384
289,260	BlackRock Capital Allocation Term Trust	4,191,378
282,861	BlackRock ESG Capital Allocation Term Trust	4,183,514
29,722	BlackRock Health Sciences Term Trust	428,294
73,949	Blackstone/GSO Senior Floating Rate Term Fund	979,824
57,348	Calamos Long/Short Equity & Dynamic Income Trust	848,177
136,089	Clough Global Equity Fund	745,768
142,496	Clough Global Opportunities Fund	631,257
97,377	First Trust Energy Infrastructure Fund	1,474,288
127,622	First Trust High Yield Opportunities 2027 Term Fund	1,699,925
317,904	First Trust New Opportunities MLP & Energy Fund	1,990,079
40,806	Nuveen AMT-Free Municipal Credit Income Fund	420,710
86,410	Nuveen AMT-Free Quality Municipal Income Fund	836,449
103,580	Nuveen Corporate Income 2023 Target Term Fund	988,153
160,370	Nuveen Municipal Value Fund, Inc.	1,324,656
25,084	Nuveen Preferred & Income Term Fund	430,692
84,231	Nuveen Variable Rate Preferred & Income Fund	1,319,900
97,571	Pershing Square Holdings Ltd.	3,551,584
62,323	PIMCO Access Income Fund	865,043
35,206	PIMCO Dynamic Income Fund	608,360
123,190	PIMCO Dynamic Income Opportunities Fund	1,463,497
85,475	Special Opportunities Fund, Inc.	934,242
273,355	Virtus Total Return Fund, Inc.	1,312,104
127,767	Western Asset High Income Opportunity Fund, Inc.	465,072
169,861	Western Asset Inflation-Linked Opportunities & Income Fund	1,397,956

TOTAL CLOSED-END FUNDS
(Cost $36,951,091)		34,663,306

EXCHANGE TRADED FUNDS - 5.22%
20,562	Blackrock Flexible Income ETF	1,037,145
68,427	Invesco FTSE RAFI Emerging Markets Portfolio	1,219,369

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,309,114)		2,256,514

PREFERRED STOCKS - 0.87%
15,162	XAI Octagon Floating Rate Alternative Income Term Trust, Series 2026, 6.500%, 03/31/2026	374,136

TOTAL PREFERRED STOCKS
(Cost $378,878)		374,136

See Notes to Financial Statements.

Annual Report | September 30, 2023	25

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS - 2.36%
Investment Companies - 1.88%
$164,009	Blackstone Private Credit Fund	3.25%	03/15/2027	$142,548
495,561	Blue Owl Capital Corp.	3.40%	07/15/2026	444,574
249,936	Blue Owl Credit Income Corp.	4.70%	02/08/2027	227,597
				814,719

Private Equity - 0.48%
237,712	Hercules Capital, Inc.	2.63%	09/16/2026	206,611

TOTAL U.S. CORPORATE BONDS
(Cost $1,011,882)				1,021,330

U.S. GOVERNMENT BONDS AND NOTES - 4.84%
1,338,000	U.S. Treasury Bonds	3.63%	02/15/2053	1,106,881
1,000,000	U.S. Treasury Notes	4.25%	12/31/2024	986,621

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $2,320,056)				2,093,502

Shares/Description		Value
Warrants - 0.02%
12,899	AGBA Group Holding, Ltd., Strike Price 11.50, Expires 05/10/2024(a)	381
7,024	Ares Acquisition Corp., Strike Price 11.50, Expires 12/31/2027(a)	4,643
8,081	Churchill Capital Corp. VI, Strike Price 11.50, Expires 12/31/2027(a)	1,140
8,168	Churchill Capital Corp. VII, Strike Price 11.50, Expires 02/29/2028(a)	2,515
10,113	Jaws Mustang Acquisition Corp., Strike Price 11.50, Expires 01/30/2026(a)	405
5,303	Landcadia Holdings IV, Inc., Strike Price 11.50, Expires 12/31/2028(a)	742

TOTAL WARRANTS
(Cost $51,423)		9,826

Short-Term Investments - 6.42%
Money Market Fund - 6.42%
2,773,382	State Street Institutional Trust (7 Day Yield 5.28%)	2,773,382

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,773,382)		2,773,382

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2023

Shares/Description	Value
TOTAL INVESTMENTS - 99.94%
(Cost $45,795,826)	$43,191,996
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.06%	26,864
NET ASSETS - 100.00%	$43,218,860

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2023	27

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Shares/Description		Value
CLOSED-END FUNDS - 17.88%
383,908	Barings Global Short Duration High Yield Fund	$4,875,632
101,513	BlackRock Build America Bond Trust	1,538,937
350,663	BlackRock Credit Allocation Income Trust	3,394,418
293,653	Blackstone Long-Short Credit Income Fund	3,421,058
923,412	Blackstone Strategic Credit 2027 Term Fund	10,148,298
159,006	Blackstone/GSO Senior Floating Rate Term Fund	2,106,830
559,442	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	4,201,409
229,653	Eaton Vance, Ltd. Duration Income Fund	2,076,063
695,542	First Trust High Yield Opportunities 2027 Term Fund	9,264,619
211,609	Invesco Dynamic Credit Opportunity Fund	2,384,831
1,173,103	Nuveen AMT-Free Municipal Credit Income Fund	12,094,692
1,645,260	Nuveen AMT-Free Quality Municipal Income Fund	15,926,117
302,053	Nuveen California Quality Municipal Income Fund	2,914,811
628,315	Nuveen Core Plus Impact Fund	5,755,365
81,440	Nuveen Credit Strategies Income Fund	412,086
275,798	Nuveen Floating Rate Income Fund	2,264,302
121,735	Nuveen Municipal Credit Income Fund	1,269,696
373,528	Nuveen Municipal Value Fund, Inc.	3,085,341
3,949,980	Nuveen Preferred & Income Securities Fund	24,371,377
780,485	Nuveen Quality Municipal Income Fund	7,914,118
532,141	PGIM Global High Yield Fund, Inc.	5,736,480
132,968	PGIM High Yield Bond Fund, Inc.	1,566,363
401,482	PGIM Short Duration High Yield Opportunities Fund	5,817,474
233,127	PIMCO Access Income Fund	3,235,803
837,419	PIMCO Dynamic Income Fund	14,470,600
2,132,640	PIMCO High Income Fund	9,426,269
1,264,654	PIMCO Income Strategy Fund II	8,334,070
341,265	Virtus AllianzGI Diversified Income & Convertible Fund	7,204,787
240,368	Western Asset Diversified Income Fund	3,182,472
1,699,982	Western Asset Emerging Markets Debt Fund, Inc.	14,109,851
3,200,944	Western Asset High Income Opportunity Fund, Inc.	11,651,436
1,821,513	Western Asset Inflation-Linked Opportunities & Income Fund	14,991,052

TOTAL CLOSED-END FUNDS
(Cost $256,032,293)		219,146,657

BUSINESS DEVELOPMENT COMPANIES - 0.43%
447,826	Barings BDC, Inc.	3,990,130
1,292,347	Golub Capital BDC, Inc., 3.375%, 04/15/2024(a)	1,269,543

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $5,813,434)		5,259,673

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES - 0.52%
46,046	Oxford Square Capital Corp., 6.250%, 04/30/2026	$1,091,751
5,770,000	PennantPark Floating Rate Capital, Ltd., 4.250%, 04/01/2026(a)	5,273,992

TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $6,893,553)		6,365,743

COMMON STOCKS - 0.02%
5,476	Bright Bidco Equity (Dr)(a)	3,560
10,651	Intelsat SA/Luxembourg(a)	242,310
11,202	Riverbed Tech Class B-1 Partnership Units(a)	1,456

TOTAL COMMON STOCKS
(Cost $630,840)		247,326

OPEN-END FUNDS - 2.66%
3,864,608	RiverNorth/Oaktree High Income Fund, Class I(b)	32,574,784

TOTAL OPEN-END FUNDS
(Cost $36,315,120)		32,574,784

PREFERRED STOCKS - 0.48%
246,313	Crescent Capital BDC, Inc., 5.000%, 05/25/2026	5,763,724
7,159	Oxford Square Capital Corp., 6.500%, 03/30/2024	179,620

TOTAL PREFERRED STOCKS
(Cost $6,336,800)		5,943,344

SPECIAL PURPOSE ACQUISITION COMPANIES - RIGHTS - 0.00%
1,113	Intelsat Jackson Holdings SA, Series A(a)	8,904
1,113	Intelsat Jackson Holdings SA, Series B(a)	7,791

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - RIGHTS
(Cost $–)		16,695

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 4.37%
Argentina - 0.07%
300,000	YPF SA	8.50%	06/27/2029	242,317
850,000	YPF SA	7.00%	12/15/2047	556,863
				799,180

See Notes to Financial Statements.

Annual Report | September 30, 2023	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Australia - 0.37%
$1,000,000	APA Infrastructure, Ltd.(c)	4.25%	07/15/2027	$943,842
395,000	Australia & New Zealand Banking Group, Ltd.(c)(d)	5Y US TI + 1.70%	11/25/2035	292,763
620,000	BHP Billiton Finance USA, Ltd.	5.25%	09/08/2030	605,977
265,000	Commonwealth Bank of Australia(c)	4.32%	01/10/2048	186,962
845,000	Macquarie Group, Ltd.(c)(d)	1D US SOFR + 1.53%	01/14/2033	639,402
475,000	National Australia Bank, Ltd.(c)	2.99%	05/21/2031	369,329
340,000	NBN Co., Ltd.(c)	1.45%	05/05/2026	305,615
500,000	Sydney Airport Finance Co. Pty, Ltd.(c)	3.38%	04/30/2025	480,111
500,000	Sydney Airport Finance Co. Pty, Ltd.(c)	3.63%	04/28/2026	473,359
380,000	Westpac Banking Corp.(d)	5Y US TI + 1.53%	11/18/2036	281,540
				4,578,900

Brazil - 0.15%

200,000	Banco do Brasil SA(e)	6.25%	Perpetual Maturity	185,024
1,100,000	BRF SA	5.75%	09/21/2050	738,298
200,000	CSN Resources SA(f)	5.88%	04/08/2032	162,400
176,852	Guara Norte Sarl	5.20%	06/15/2034	150,691
200,000	Nexa Resources SA(f)	5.38%	05/04/2027	185,180
64,168	Oi SA(c)(g)	14.00% (6.00%)	09/07/2024	64,168
23,553	Oi SA(c)(g)	14.00% (0.00%)	09/07/2024	23,553
950,000	Oi SA(g)(h)	10.00% (4.00%)	07/27/2025	65,003
700,000	Unigel Luxembourg SA(f)	8.75%	10/01/2026	236,250
				1,810,567

British Virgin Islands - 0.03%
350,000	TSMC Global, Ltd.(c)	1.25%	04/23/2026	315,142

Canada - 0.50%
13,000	1375209 BC, Ltd.(c)	9.00%	01/30/2028	12,866
800,000	Aris Mining Corp.(f)	6.88%	08/09/2026	640,416
455,000	Bank of Montreal(d)	3.80%	12/15/2032	397,791
650,000	Bank of Nova Scotia(d)	5Y US TI + 2.05%	05/04/2037	542,194
170,000	Bausch & Lomb Escrow Corp.(c)	8.38%	10/01/2028	170,717
80,000	Bausch Health Cos., Inc.(c)	6.13%	02/01/2027	49,884
24,000	Bausch Health Cos., Inc.(c)	11.00%	09/30/2028	16,343
4,000	Bausch Health Cos., Inc.(c)	14.00%	10/15/2030	2,381
110,000	Bell Telephone Co. of Canada or Bell Canada	3.65%	08/15/2052	73,890
200,000	Canacol Energy, Ltd.(f)	5.75%	11/24/2028	158,807
265,000	CCL Industries, Inc.(c)	3.05%	06/01/2030	219,385
245,000	CI Financial Corp.	4.10%	06/15/2051	142,027
350,000	Enbridge, Inc.	3.40%	08/01/2051	218,876

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$165,000	Garda World Security Corp.(c)	6.00%	06/01/2029	$135,130
600,000	Gran Tierra Energy, Inc.(c)	7.75%	05/23/2027	515,299
400,000	Gran Tierra Energy, Inc.(f)	7.75%	05/23/2027	343,533
500,000	IAMGOLD Corp.	5.75%	10/15/2028	391,965
50,000	Kronos Acquisition Holdings, Inc./ KIK Custom Products, Inc.(c)	5.00%	12/31/2026	45,644
245,000	Kronos Acquisition Holdings, Inc./ KIK Custom Products, Inc.(c)	7.00%	12/31/2027	211,626
140,000	Mattamy Group Corp.(c)	4.63%	03/01/2030	119,313
155,000	Parkland Corp.(c)	4.50%	10/01/2029	132,918
205,000	Superior Plus LP / Superior General Partner, Inc.(c)	4.50%	03/15/2029	178,377
270,000	Telesat Canada / Telesat LLC(c)	5.63%	12/06/2026	185,995
625,000	Toronto-Dominion Bank	4.69%	09/15/2027	601,373
750,000	TransCanada PipeLines, Ltd.	4.63%	03/01/2034	653,920
				6,160,670
Cayman Islands - 0.20%
900,000	Alpha Holding Escrow Shares(i)		Perpetual Maturity	0
900,000	Alpha Holding Escrow Shares(i)		Perpetual Maturity	0
200,000	Banco Mercantil del Norte SA/Grand Cayman(c)(d)(e)	7.50%	Perpetual Maturity	178,275
200,000	Banco Mercantil del Norte SA/Grand Cayman(c)(d)(e)	10Y US TI + 5.03%	Perpetual Maturity	157,050
500,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	10Y US TI + 5.03%	Perpetual Maturity	392,625
200,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	7.63%	Perpetual Maturity	184,272
133,586	Bioceanico Sovereign Certificate, Ltd.(f)(j)	0.00%	06/05/2034	93,629
300,000	Cosan Overseas, Ltd.(e)	8.25%	Perpetual Maturity	299,474
172,473	Global Aircraft Leasing Co., Ltd.(c)(g)	6.50% (7.25%)	09/15/2024	164,549
232,142	Interoceanica IV Finance, Ltd.(j)	0.00%	11/30/2025	215,312
200,000	Itau Unibanco Holding SA Island(d)(e)(f)	5Y US TI + 3.22%	Perpetual Maturity	164,467
200,000	Itau Unibanco Holding SA Island(d)(e)(f)	5Y US TI + 4.63%	Perpetual Maturity	164,467
135,484	Lima Metro Line 2 Finance, Ltd.(c)	5.88%	07/05/2034	130,834
90,323	Lima Metro Line 2 Finance, Ltd.(f)	5.88%	07/05/2034	87,223
173,333	Rutas 2 & 7 Finance, Ltd.(f)(j)	0.00%	09/30/2036	111,310
153,750	Transocean Poseidon, Ltd.(c)	6.88%	02/01/2027	151,531
				2,495,018

See Notes to Financial Statements.

Annual Report | September 30, 2023	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Chile - 0.35%
$400,000	AES Andes SA(c)(d)	6.35%	10/07/2079	$377,817
300,000	AES Andes SA	7.13%	03/26/2079	283,277
400,000	AES Andes SA(d)(f)	6.35%	10/07/2079	377,817
150,000	Agrosuper SA(f)	4.60%	01/20/2032	120,520
700,000	CAP SA(f)	3.90%	04/27/2031	516,704
200,000	Chile Electricity PEC SpA(j)	0.00%	01/25/2028	155,600
900,000	Empresa de Transporte de Pasajeros Metro SA(c)	5.00%	01/25/2047	751,106
300,400	Empresa Electrica Cochrane SpA(f)	5.50%	05/14/2027	281,052
317,700	GNL Quintero SA(f)	4.63%	07/31/2029	303,658
750,000	Transelec SA(f)	3.88%	01/12/2029	682,910
1,050,000	VTR Finance NV(f)	6.38%	07/15/2028	397,147
				4,247,608
China - 0.01%
200,000	Alibaba Group Holding, Ltd.	3.25%	02/09/2061	107,039
400,000	Ronshine China Holdings, Ltd.(h)	7.35%	12/15/2023	13,208
600,000	Ronshine China Holdings, Ltd.	6.75%	08/05/2024	13,500
				133,747
Colombia - 0.34%
450,000	Banco Davivienda SA(c)(d)(e)	10Y US TI + 5.10%	Perpetual Maturity	304,875
750,000	Banco Davivienda SA(d)(e)(f)	10Y US TI + 5.10%	Perpetual Maturity	508,125
650,000	Banco GNB Sudameris SA(c)(d)	5Y US TI + 6.66%	04/16/2031	531,055
100,000	Banco GNB Sudameris SA(d)(f)	5Y US TI + 4.56%	04/03/2027	94,171
200,000	Banco GNB Sudameris SA(d)(f)	5Y US TI + 6.66%	04/16/2031	163,402
200,000	Bancolombia SA(d)	4.63%	12/18/2029	172,425
850,000	Ecopetrol SA	5.88%	05/28/2045	560,885
1,020,000	Ecopetrol SA	5.88%	11/02/2051	650,980
400,000	Empresas Publicas de Medellin ESP(f)	4.25%	07/18/2029	322,076
950,000	Empresas Publicas de Medellin ESP(f)	4.38%	02/15/2031	729,392
182,000	Fideicomiso PA Pacifico Tres(f)	8.25%	01/15/2035	165,074
				4,202,460
Cyprus - 0.01%
200,000	Interpipe Holdings PLC(c)	8.38%	05/13/2026	143,000

France - 0.07%
730,000	BNP Paribas SA(c)(d)	1D SOFR + 1.51%	01/13/2031	601,470
340,000	BPCE SA(c)	1.00%	01/20/2026	304,192
				905,662
Great Britain - 0.25%
655,000	HSBC Holdings PLC(d)	3M SOFR + 1.64%	09/12/2026	661,089
730,000	Lloyds Banking Group PLC(d)	3M US L + 1.21%	11/07/2028	652,626

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$400,000	MARB BondCo PLC(f)	3.95%	01/29/2031	$296,997
335,000	NatWest Markets PLC(c)	0.80%	08/12/2024	320,304
444,000	Tullow Oil PLC(c)	10.25%	05/15/2026	386,440
200,000	Vedanta Resources Finance II PLC(c)	9.25%	04/23/2026	128,840
200,000	Vedanta Resources Finance II PLC(f)	9.25%	04/23/2026	128,840
480,000	Weir Group PLC(c)	2.20%	05/13/2026	431,563
				3,006,699
Guatemala - 0.04%
150,000	Banco Industrial SA/Guatemala(d)(f)	5Y US TI + 4.44%	01/29/2031	138,459
400,000	CT Trust(f)	5.13%	02/03/2032	312,448
				450,907
Hong Kong - 0.01%
200,000	RKP Overseas Finance, Ltd.(e)	7.75%	Perpetual Maturity	44,200
400,000	RKP Overseas Finance, Ltd.(e)	7.95%	Perpetual Maturity	81,468
				125,668
India - 0.27%
200,000	Adani Electricity Mumbai, Ltd.(f)	3.95%	02/12/2030	147,071
400,000	Adani Electricity Mumbai, Ltd.(f)	3.87%	07/22/2031	279,521
549,000	Adani International Container Terminal Pvt, Ltd.(f)	3.00%	02/16/2031	414,178
200,000	Adani Ports & Special Economic Zone, Ltd.(f)	4.38%	07/03/2029	160,153
500,000	Adani Ports & Special Economic Zone, Ltd.	3.10%	02/02/2031	345,804
1,000,000	Adani Ports & Special Economic Zone, Ltd.(f)	5.00%	08/02/2041	662,395
815,000	Adani Transmission Step-One, Ltd.(f)	4.25%	05/21/2036	611,450
1,150,000	Vedanta Resources, Ltd.	6.13%	08/09/2024	726,364
				3,346,936
Indonesia - 0.07%
500,000	ABM Investama Tbk PT(c)	9.50%	08/05/2026	455,062
595,000	Kawasan Industri Jababeka Tbk PT(c)(k)	7.00%	12/15/2027	419,177
				874,239
Ireland - 0.03%
465,000	Avolon Holdings Funding, Ltd.(c)	3.25%	02/15/2027	414,525

Israel - 0.10%
200,000	Bank Hapoalim BM(c)(d)	5Y US TI + 2.16%	01/21/2032	171,249
200,000	Bank Leumi Le-Israel BM(c)(d)	5Y US TI + 1.63%	01/29/2031	179,030

See Notes to Financial Statements.

Annual Report | September 30, 2023	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$900,000	Israel Electric Corp., Ltd.(c)	5.00%	11/12/2024	$888,773
				1,239,052
Jamaica - 0.00%(l)
50,602	Digicel Group Holdings, Ltd.(c)(g)(h)	8.00% (8.00%)	04/01/2025	11,132

Japan - 0.05%
710,000	Renesas Electronics Corp.(c)	2.17%	11/25/2026	626,463

Luxembourg - 0.23%
470,000	Endo Luxembourg Finance Co. I SARL / Endo US, Inc.(c)(h)	6.13%	04/01/2029	334,612
1,100,000	Intelsat Escrow Shares(i)	0.00%	Perpetual Maturity	0
1,159,502	MC Brazil Downstream Trading SARL(f)	7.25%	06/30/2031	890,723
180,000	Millicom International Cellular SA(f)	6.63%	10/15/2026	169,551
270,000	Millicom International Cellular SA(f)	6.25%	03/25/2029	229,497
200,000	Millicom International Cellular SA	4.50%	04/27/2031	143,009
1,300,000	Simpar Europe SA(f)	5.20%	01/26/2031	1,047,799
				2,815,191
Mauritius - 0.06%
200,000	UPL Corp., Ltd.	4.50%	03/08/2028	172,923
800,000	UPL Corp., Ltd.(d)(e)	5Y US TI + 3.87%	Perpetual Maturity	618,000
				790,923
Mexico - 0.23%
659,912	Alpha Holding SA de CV(c)(h)	9.00%	02/10/2025	9,899
188,546	Alpha Holding SA de CV(h)	9.00%	02/10/2025	2,828
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	5Y US TI + 3.00%	10/01/2028	197,700
250,000	BBVA Bancomer SA(d)(f)	5.13%	01/18/2033	215,452
800,000	Braskem Idesa SAPI(c)	6.99%	02/20/2032	481,782
200,000	Cemex SAB de CV(c)(d)(e)	5Y US TI + 5.157%	Perpetual Maturity	208,451
200,000	Cemex SAB de CV(d)(e)(f)	5Y US TI + 4.53%	Perpetual Maturity	187,415
500,000	Credito Real SAB de CV SOFOM ER(f)(h)	9.50%	02/07/2026	55,000
600,000	Mexarrend SAPI de CV(c)	10.25%	07/24/2024	136,063
200,000	Mexarrend SAPI de CV(f)	10.25%	07/24/2024	45,355
200,000	Mexico City Airport Trust(f)	5.50%	07/31/2047	152,289

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$700,000	Operadora de Servicios Mega SA de CV Sofom ER(c)	8.25%	02/11/2025	$357,046
750,000	Petroleos Mexicanos	6.38%	01/23/2045	438,597
500,000	Petroleos Mexicanos	6.75%	09/21/2047	296,773
1,000,000	Unifin Financiera SAB de CV(e)(f)(h)	8.88%	Perpetual Maturity	6,000
				2,790,650
Morocco - 0.06%
1,200,000	OCP SA(f)	5.13%	06/23/2051	798,666

Netherlands - 0.24%
300,000	Braskem Netherlands Finance BV	5Y US TI + 8.22%	01/23/2081	295,625
800,000	Coruripe Netherlands BV(f)	10.00%	02/10/2027	587,000
200,000	Metinvest BV(f)	7.75%	10/17/2029	122,000
1,400,000	Minejesa Capital BV	5.63%	08/10/2037	1,073,101
168,118	MV24 Capital BV(f)	6.75%	06/01/2034	148,463
350,000	NXP BV / NXP Funding LLC / NXP USA, Inc.	3.88%	06/18/2026	332,901
200,000	Petrobras Global Finance BV	6.75%	06/03/2050	181,564
200,000	Petrobras Global Finance BV	5.50%	06/10/2051	152,098
				2,892,752
Panama - 0.09%
200,000	Empresa de Transmision Electrica SA(f)	5.13%	05/02/2049	153,102
200,000	Global Bank Corp.	3M US L + 3.30%	04/16/2029	181,689
200,000	Multibank, Inc.(c)	7.75%	02/03/2028	201,829
635,291	UEP Penonome II SA(c)	6.50%	10/01/2038	481,409
181,512	UEP Penonome II SA	6.50%	10/01/2038	137,546
				1,155,575
Paraguay - 0.07%
800,000	Frigorifico Concepcion SA(c)	7.70%	07/21/2028	662,308
200,000	Frigorifico Concepcion SA(f)	7.70%	07/21/2028	165,577
				827,885
Peru - 0.18%
100,000	Banco de Credito del Peru S.A.(d)(f)	5Y US TI + 3.13%	07/01/2030	91,904
100,000	Banco de Credito del Peru S.A.(d)(f)	5Y US TI + 2.45%	09/30/2031	87,949
100,000	Banco Internacional del Peru SAA Interbank(d)(f)	3M US L + 5.76%	03/19/2029	98,842
200,000	Banco Internacional del Peru SAA Interbank	1Y US TI + 3.71%	07/08/2030	184,245
300,000	Camposol SA(c)	6.00%	02/03/2027	174,980
400,000	Camposol SA(f)	6.00%	02/03/2027	233,307
200,000	Corp Financiera de Desarrollo SA(d)(f)	5.61% - 3M US L	07/15/2029	195,252

See Notes to Financial Statements.

Annual Report | September 30, 2023	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$205,000	Inkia Energy, Ltd.(f)	5.88%	11/09/2027	$197,056
200,000	Petroleos del Peru SA(f)	4.75%	06/19/2032	141,551
1,350,000	Petroleos del Peru SA(f)	5.63%	06/19/2047	817,253
				2,222,339
Singapore - 0.08%
200,000	DBS Group Holdings, Ltd.(d)	5Y US TI + 1.10%	03/10/2031	181,776
200,000	Oversea-Chinese Banking Corp., Ltd.(d)(f)	5Y US TI + 1.58%	09/10/2030	184,087
230,000	Pfizer Investment Enterprises Pte, Ltd.	4.75%	05/19/2033	217,506
200,000	United Overseas Bank, Ltd.(d)	5Y US TI + 1.75%	03/16/2031	180,376
200,000	United Overseas Bank, Ltd.(d)(f)	5Y US TI + 1.23%	10/14/2031	177,472
				941,217
Spain - 0.13%
250,000	AI Candelaria Spain SA(c)	5.75%	06/15/2033	177,162
1,200,000	AI Candelaria Spain SA(f)	5.75%	06/15/2033	850,378
800,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA	5.38%	12/30/2030	560,456
				1,587,996
United Arab Emirates - 0.02%
266,130	Galaxy Pipeline Assets Bidco, Ltd.(c)	2.16%	03/31/2034	222,333

Vietnam - 0.06%
750,000	Mong Duong Finance Holdings BV(f)	5.13%	05/07/2029	681,383

TOTAL FOREIGN CORPORATE BONDS
(Cost $67,286,406)				53,614,485

U.S. CORPORATE BONDS - 9.97%
Advertising - 0.02%
50,000	Clear Channel Outdoor Holdings, Inc.(c)	7.50%	06/01/2029	38,308
225,000	Interpublic Group of Cos., Inc.	5.40%	10/01/2048	192,159
				230,467
Aerospace/Defense - 0.06%
330,000	Boeing Co.	2.95%	02/01/2030	277,914
215,000	Boeing Co.	3.75%	02/01/2050	146,305
280,000	Triumph Group, Inc.	7.75%	08/15/2025	266,323
				690,542
Agriculture - 0.07%
705,000	Philip Morris International, Inc.	5.50%	09/07/2030	685,876

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$321,693	Pyxus Holdings, Inc.(c)	8.50%	12/31/2027	$196,233
				882,109
Airlines - 0.04%
70,000	American Airlines, Inc.(c)	7.25%	02/15/2028	66,997
330,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.(c)	5.75%	04/20/2029	307,189
158,681	United Airlines 2016-1 Class B Pass Through Trust	3.65%	01/07/2026	149,116
				523,302
Auto Manufacturers - 0.15%
315,000	Ford Motor Co.	3.25%	02/12/2032	243,068
375,000	General Motors Financial Co., Inc.	2.40%	10/15/2028	311,115
360,000	General Motors Financial Co., Inc.	3.10%	01/12/2032	278,751
635,000	Hyundai Capital America(c)	2.65%	02/10/2025	606,790
25,000	Hyundai Capital America(c)	1.80%	10/15/2025	22,997
355,000	Volkswagen Group of America Finance LLC(c)	4.25%	11/13/2023	354,273
				1,816,994
Auto Parts & Equipment - 0.06%
315,000	Dealer Tire LLC / DT Issuer LLC(c)	8.00%	02/01/2028	295,693
85,000	Goodyear Tire & Rubber Co.	5.25%	07/15/2031	70,417
1,179,000	Wheel Pros, Inc.(c)	6.50%	05/15/2029	396,439
				762,549
Banks - 0.50%
175,000	Bank of America Corp.(d)	1D US SOFR + 1.11%	04/25/2025	172,548
230,000	Bank of America Corp.(d)	1D US SOFR + 1.75%	07/22/2026	224,304
270,000	Bank of America Corp.(d)	1D US SOFR + 1.21%	10/20/2032	207,604
740,000	Bank of America Corp.(d)	5Y US TI + 2.48%	09/21/2036	538,980
120,000	Citigroup, Inc.(d)	1D US SOFR + 0.69%	01/25/2026	113,355
120,000	Citigroup, Inc.(d)	1D US SOFR + 1.28%	02/24/2028	108,895
685,000	Goldman Sachs Group, Inc.(d)	3M SOFR + 1.43%	05/15/2026	689,478
230,000	Goldman Sachs Group, Inc.(d)	1D US SOFR + 0.82%	09/10/2027	225,894
210,000	JPMorgan Chase & Co.(d)	1D US SOFR + 0.92%	02/24/2026	199,994
85,000	JPMorgan Chase & Co.(d)	1D US SOFR + 1.99%	07/25/2028	81,958
295,000	JPMorgan Chase & Co.(d)	1D SOFR + 1.02%	06/01/2029	248,730

See Notes to Financial Statements.

Annual Report | September 30, 2023	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$415,000	JPMorgan Chase & Co.(d)	1D US SOFR + 2.04%	04/22/2031	$336,588
360,000	JPMorgan Chase & Co.(d)	3M SOFR + 1.25%	04/22/2032	284,147
345,000	JPMorgan Chase & Co.(d)	1D US SOFR + 1.26%	01/25/2033	274,768
240,000	Morgan Stanley(d)	1D US SOFR + 1.67%	07/17/2026	233,855
260,000	Morgan Stanley(d)	1D US SOFR + 1.61%	04/20/2028	244,558
95,000	Morgan Stanley(d)	1D US SOFR + 1.29%	01/21/2033	74,846
705,000	Morgan Stanley(d)	1D SOFR + 2.48%	09/16/2036	512,622
135,000	Santander Holdings USA, Inc.(d)	1D US SOFR + 1.25%	01/06/2028	117,297
155,000	Santander Holdings USA, Inc.(d)	1D US SOFR + 2.36%	03/09/2029	151,271
265,000	Truist Financial Corp.(d)	1D US SOFR + 1.44%	01/26/2029	248,854
295,000	Wells Fargo & Co.(d)	3M SOFR + 1.43%	06/17/2027	274,049
275,000	Wells Fargo & Co.(d)	1D US SOFR + 1.98%	07/25/2028	262,482
290,000	Wells Fargo & Co.(d)	1D US SOFR + 1.43%	10/30/2030	241,554
				6,068,631
Beverages - 0.08%
340,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/2048	287,595
50,000	Constellation Brands, Inc.	3.15%	08/01/2029	43,844
290,000	Constellation Brands, Inc.	2.88%	05/01/2030	243,608
170,000	PepsiCo, Inc.	3.60%	02/18/2028	160,986
260,000	Triton Water Holdings, Inc.(c)	6.25%	04/01/2029	212,857
				948,890
Biotechnology - 0.10%
295,000	Amgen, Inc.	5.25%	03/02/2030	288,328
255,000	Amgen, Inc.	5.75%	03/02/2063	235,451
190,000	Gilead Sciences, Inc.	5.55%	10/15/2053	182,814
390,000	Royalty Pharma PLC	2.15%	09/02/2031	292,055
395,000	Royalty Pharma PLC	3.30%	09/02/2040	258,929
				1,257,577
Building Materials - 0.05%
130,000	Builders FirstSource, Inc.(c)	6.38%	06/15/2032	122,536
130,000	Griffon Corp.	5.75%	03/01/2028	118,152
315,000	Owens Corning	4.40%	01/30/2048	240,886
115,000	Standard Industries, Inc.(c)	4.38%	07/15/2030	95,363
				576,937

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Chemicals - 0.09%
$455,000	ASP Unifrax Holdings, Inc.(c)	7.50%	09/30/2029	$247,966
310,000	CF Industries, Inc.	5.38%	03/15/2044	265,532
240,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(c)	9.00%	07/01/2028	226,961
400,000	Sasol Financing USA LLC	5.50%	03/18/2031	313,937
125,000	WR Grace Holdings LLC(c)	5.63%	08/15/2029	101,234
				1,155,630
Coal - 0.01%
180,000	SunCoke Energy, Inc.(c)	4.88%	06/30/2029	153,173

Commercial Services - 0.12%
145,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(c)	6.63%	07/15/2026	137,592
120,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(c)	9.75%	07/15/2027	107,505
300,000	Global Payments, Inc.	4.95%	08/15/2027	288,506
200,000	Metis Merger Sub LLC(c)	6.50%	05/15/2029	169,187
410,000	PECF USS Intermediate Holding III Corp.(c)	8.00%	11/15/2029	222,999
125,000	Triton Container International, Ltd.(c)	1.15%	06/07/2024	120,316
235,000	Triton Container International, Ltd. / TAL International Container Corp.	3.25%	03/15/2032	176,010
140,000	VT Topco, Inc.(c)	8.50%	08/15/2030	138,818
170,000	WASH Multifamily Acquisition, Inc.(c)	5.75%	04/15/2026	158,933
				1,519,866
Computers - 0.09%
330,000	Fortinet, Inc.	1.00%	03/15/2026	294,674
230,000	Hewlett Packard Enterprise Co.	5.90%	10/01/2024	229,877
340,000	NetApp, Inc.	1.88%	06/22/2025	318,108
275,000	Virtusa Corp.(c)	7.13%	12/15/2028	222,410
				1,065,069
Containers and Packaging - 0.02%
300,000	Packaging Corp. of America	3.40%	12/15/2027	276,799

Cosmetics/Personal Care - 0.01%
130,000	Coty, Inc./HFC Prestige Products Inc/HFC Prestige International US LLC(c)	6.63%	07/15/2030	127,071

See Notes to Financial Statements.

Annual Report | September 30, 2023	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Distribution/Wholesale - 0.01%
$180,000	BCPE Empire Holdings, Inc.(c)	7.63%	05/01/2027	$171,175

Diversified Financial Services - 0.24%
195,000	Air Lease Corp.	1.88%	08/15/2026	173,358
835,000	Air Methods Corp.(c)	8.00%	05/15/2025	6,262
600,000	American Express Co.	3.95%	08/01/2025	580,601
500,000	Aviation Capital Group LLC(c)	1.95%	09/20/2026	436,862
580,000	BlackRock, Inc.	4.75%	05/25/2033	544,773
150,000	Capital One Financial Corp.(d)	1D US SOFR + 2.16%	07/24/2026	145,600
170,000	Nationstar Mortgage Holdings, Inc.(c)	5.75%	11/15/2031	140,862
95,000	Navient Corp.	5.00%	03/15/2027	85,492
170,000	OneMain Finance Corp.	6.63%	01/15/2028	157,052
215,000	PennyMac Financial Services, Inc.(c)	4.25%	02/15/2029	174,155
510,000	Synchrony Financial	3.95%	12/01/2027	448,641
				2,893,658
Electric - 0.54%
55,000	AEP Transmission Co. LLC	5.40%	03/15/2053	51,240
290,000	DTE Energy Co.(k)	4.22%	11/01/2024	284,699
625,000	DTE Energy Co.	4.88%	06/01/2028	604,462
80,000	Duke Energy Carolinas LLC	2.85%	03/15/2032	65,360
95,000	Duke Energy Corp.	4.30%	03/15/2028	90,142
400,000	Duke Energy Corp.	3.95%	08/15/2047	282,688
180,000	Entergy Corp.	2.80%	06/15/2030	149,497
185,000	Exelon Corp.	5.15%	03/15/2028	181,676
1,000,000	Exelon Corp.	4.05%	04/15/2030	900,760
130,000	Exelon Corp.	4.10%	03/15/2052	94,210
355,000	Georgia Power Co.	2.20%	09/15/2024	342,472
835,000	Georgia Power Co.	3.25%	03/15/2051	530,552
225,000	Monongahela Power Co.(c)	5.40%	12/15/2043	199,347
275,000	NextEra Energy Capital Holdings, Inc.	4.26%	09/01/2024	270,650
750,000	NextEra Energy Capital Holdings, Inc.	2.44%	01/15/2032	580,758
125,000	Northern States Power Co.	5.10%	05/15/2053	112,138
215,000	NRG Energy, Inc.(c)	2.00%	12/02/2025	194,665
175,000	NRG Energy, Inc.(c)	3.63%	02/15/2031	132,963
320,000	Pacific Gas and Electric Co.	6.10%	01/15/2029	312,802
400,000	Pacific Gas and Electric Co.	2.50%	02/01/2031	304,600
320,000	Pike Corp.(c)	5.50%	09/01/2028	280,279
85,000	San Diego Gas & Electric Co.	5.35%	04/01/2053	77,396
275,000	Southern Co.(d)	5Y US TI + 2.92%	09/15/2051	240,542
225,000	Southwestern Electric Power Co.	3.25%	11/01/2051	135,455

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$110,000	Virginia Electric and Power Co.	3.75%	05/15/2027	$103,891
85,000	Vistra Operations Co. LLC(c)	7.75%	10/15/2031	83,811
				6,607,055
Electronics - 0.02%
260,000	Arrow Electronics, Inc.	3.88%	01/12/2028	237,316

Engineering & Construction - 0.04%
265,000	Artera Services LLC(c)	9.03%	12/04/2025	244,839
215,000	Jacobs Engineering Group, Inc.	5.90%	03/01/2033	203,949
				448,788
Entertainment - 0.10%
135,000	Light & Wonder International, Inc.(c)	7.25%	11/15/2029	132,448
270,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(c)	4.88%	05/01/2029	230,191
535,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(c)	5.63%	09/01/2029	412,589
350,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(c)	5.88%	09/01/2031	258,512
265,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc.(c)	6.63%	03/01/2030	228,910
				1,262,650
Environmental Control - 0.03%
120,000	Madison IAQ LLC(c)	4.13%	06/30/2028	103,699
240,000	Veralto Corp.(c)	5.35%	09/18/2028	237,404
				341,103
Food - 0.08%
300,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(f)	4.38%	02/02/2052	199,637
31,000	Post Holdings, Inc.(c)	4.63%	04/15/2030	26,584
569,000	Smithfield Foods, Inc.(c)	4.25%	02/01/2027	526,257
110,000	United Natural Foods, Inc.(c)	6.75%	10/15/2028	84,002
140,000	US Foods, Inc.(c)	7.25%	01/15/2032	140,034
				976,514
Food Service - 0.04%
585,000	TKC Holdings, Inc.(c)	10.50%	05/15/2029	488,550

Hand/Machine Tools - 0.01%
145,000	Regal Rexnord Corp.(c)	6.05%	02/15/2026	143,448

See Notes to Financial Statements.

Annual Report | September 30, 2023	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Healthcare-Products - 0.01%
$200,000	Medline Borrower LP(c)	5.25%	10/01/2029	$173,101

Healthcare-Services - 0.25%
530,000	Centene Corp.	2.50%	03/01/2031	407,776
95,000	CHS/Community Health Systems, Inc.(c)	6.00%	01/15/2029	76,823
275,000	Elevance Health, Inc.	2.38%	01/15/2025	262,753
85,000	Elevance Health, Inc.	4.55%	05/15/2052	68,881
70,000	Fortrea Holdings, Inc.(c)	7.50%	07/01/2030	68,199
450,000	HCA, Inc.	5.38%	02/01/2025	445,472
310,000	HCA, Inc.	4.13%	06/15/2029	280,782
220,000	Health Care Service Corp. A Mutual Legal Reserve Co.(c)	3.20%	06/01/2050	140,691
120,000	Legacy LifePoint Health LLC(c)	4.38%	02/15/2027	103,346
155,000	ModivCare Escrow Issuer, Inc.(c)	5.00%	10/01/2029	111,473
780,000	Radiology Partners, Inc.(c)	9.25%	02/01/2028	309,266
90,000	RP Escrow Issuer LLC(c)	5.25%	12/15/2025	65,423
100,000	Tenet Healthcare Corp.	6.25%	02/01/2027	96,857
220,000	Tenet Healthcare Corp.	6.13%	06/15/2030	206,536
370,000	UnitedHealth Group, Inc.	5.05%	04/15/2053	331,336
105,000	UnitedHealth Group, Inc.	4.95%	05/15/2062	90,666
				3,066,280
Housewares - 0.04%
830,000	SWF Escrow Issuer Corp.(c)	6.50%	10/01/2029	532,026

Insurance - 0.22%
130,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(c)	6.75%	10/15/2027	121,037
70,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(c)	6.75%	04/15/2028	67,622
185,000	AmWINS Group, Inc.(c)	4.88%	06/30/2029	162,344
605,000	Athene Global Funding(c)(d)	SOFRINDX + 0.56%	08/19/2024	599,148
285,000	Berkshire Hathaway Finance Corp.	2.85%	10/15/2050	177,587
130,000	Berkshire Hathaway Finance Corp.	3.85%	03/15/2052	97,054
150,000	Brighthouse Financial Global Funding(c)	1.00%	04/12/2024	146,001
185,000	Brighthouse Financial Global Funding(c)	2.00%	06/28/2028	153,168
105,000	GTCR AP Finance, Inc.(c)	8.00%	05/15/2027	103,309
60,000	HUB International, Ltd.(c)	7.25%	06/15/2030	59,956
360,000	Massachusetts Mutual Life Insurance Co.(c)	3.20%	12/01/2061	203,110

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$290,000	MetLife, Inc.	5.25%	01/15/2054	$259,257
540,000	Willis North America, Inc.	4.50%	09/15/2028	506,980
				2,656,573
Internet - 0.12%
150,000	Expedia Group, Inc.	5.00%	02/15/2026	146,959
275,000	Expedia Group, Inc.	3.80%	02/15/2028	251,432
55,000	Expedia Group, Inc.	3.25%	02/15/2030	46,554
58,000	Expedia Group, Inc.	2.95%	03/15/2031	46,775
325,000	Meta Platforms, Inc.	3.85%	08/15/2032	288,499
355,000	Meta Platforms, Inc.	4.45%	08/15/2052	281,253
140,000	Netflix, Inc.	4.88%	04/15/2028	135,799
290,000	Newfold Digital Holdings Group, Inc.(c)	6.00%	02/15/2029	218,290
				1,415,561
Investment Companies - 4.09%
8,000,000	Blackstone Private Credit Fund	2.63%	12/15/2026	6,890,336
6,800,000	Blue Owl Capital Corp.	3.75%	07/22/2025	6,374,758
4,092,439	Blue Owl Capital Corp.	2.88%	06/11/2028	3,368,998
3,000,000	Blue Owl Capital Corp. II(c)	4.63%	11/26/2024	2,895,400
5,247,730	Blue Owl Capital Corp. III	3.13%	04/13/2027	4,486,750
844	Blue Owl Credit Income Corp.(c)	5.50%	03/21/2025	817
6,661,000	Blue Owl Credit Income Corp.	5.50%	03/21/2025	6,444,897
2,000,000	Blue Owl Credit Income Corp.	4.70%	02/08/2027	1,821,244
3,482,180	Blue Owl Credit Income Corp.	7.75%	09/16/2027	3,456,861
2,000,000	Blue Owl Credit Income Corp.(c)	7.95%	06/13/2028	1,984,394
1,500,000	Franklin BSP Lending Corp.(c)	4.85%	12/15/2024	1,441,650
2,300,000	Golub Capital BDC, Inc.	2.05%	02/15/2027	1,938,960
8,300,000	Oaktree Specialty Lending Corp.	7.10%	02/15/2029	8,017,298
1,000,000	Sixth Street Specialty Lending, Inc.	3.88%	11/01/2024	971,284
				50,093,647
Leisure Time - 0.13%
405,000	Carnival Corp.(c)	7.63%	03/01/2026	394,255
340,000	Carnival Corp.(c)	5.75%	03/01/2027	308,070
140,000	NCL Corp., Ltd.(c)	5.88%	02/15/2027	133,267
160,000	Viking Cruises, Ltd.(c)	5.88%	09/15/2027	146,197
650,000	Viking Cruises, Ltd.(c)	9.13%	07/15/2031	650,962
				1,632,751
Lodging - 0.05%
345,000	Marriott International, Inc.	3.13%	06/15/2026	322,689
410,000	Marriott International, Inc.	2.75%	10/15/2033	309,612
				632,301
Machinery-Diversified - 0.02%
310,000	John Deere Capital Corp.	4.70%	06/10/2030	298,253

See Notes to Financial Statements.

Annual Report | September 30, 2023	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Media - 0.18%
$140,000	CCO Holdings LLC / CCO Holdings Capital Corp.(c)	4.75%	02/01/2032	$112,156
80,000	CCO Holdings LLC / CCO Holdings Capital Corp.(c)	4.25%	01/15/2034	58,986
34,000	Cengage Learning, Inc.(c)	9.50%	06/15/2024	34,232
315,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	307,906
320,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.50%	03/01/2042	197,957
185,000	Comcast Corp.	3.95%	10/15/2025	179,540
335,000	Comcast Corp.	3.40%	04/01/2030	295,661
75,000	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(c)	5.88%	08/15/2027	66,409
95,000	DISH DBS Corp.(c)	5.75%	12/01/2028	73,209
700,000	McGraw-Hill Education, Inc.(c)	5.75%	08/01/2028	604,842
85,000	News Corp.(c)	5.13%	02/15/2032	74,355
130,000	Scripps Escrow II, Inc.(c)	3.88%	01/15/2029	97,908
70,000	Townsquare Media, Inc.(c)	6.88%	02/01/2026	66,192
75,000	Univision Communications, Inc.(c)	7.38%	06/30/2030	68,635
				2,237,988
Metal Fabricate/Hardware - 0.01%
100,000	Advanced Drainage Systems, Inc.(c)	6.38%	06/15/2030	96,158

Mining - 0.04%
50,000	Freeport-McMoRan, Inc.	4.38%	08/01/2028	45,900
100,000	Freeport-McMoRan, Inc.	4.63%	08/01/2030	90,226
310,000	Glencore Funding LLC(c)	1.63%	04/27/2026	279,307
80,000	Novelis Corp.(c)	4.75%	01/30/2030	69,343
				484,776
Miscellaneous Manufactur - 0.03%
160,000	Eaton Corp.	4.35%	05/18/2028	154,050
155,000	Parker-Hannifin Corp.	4.25%	09/15/2027	148,152
				302,202
Oil & Gas - 0.35%
305,000	BP Capital Markets America, Inc.	4.89%	09/11/2033	286,503
185,000	BP Capital Markets America, Inc.	2.94%	06/04/2051	113,152
540,000	Brooklyn Union Gas Co.(c)	4.49%	03/04/2049	381,786
165,000	Callon Petroleum Co.(c)	7.50%	06/15/2030	160,190
165,000	Chesapeake Energy Corp.(c)	5.88%	02/01/2029	155,407
85,000	Civitas Resources, Inc.(c)	8.38%	07/01/2028	86,594

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$170,000	CNX Resources Corp.(c)	6.00%	01/15/2029	$159,012
300,000	Exxon Mobil Corp.	4.23%	03/19/2040	255,809
155,000	Hilcorp Energy I LP / Hilcorp Finance Co.(c)	5.75%	02/01/2029	140,131
235,000	Marathon Petroleum Corp.	5.13%	12/15/2026	231,361
750,000	NiSource, Inc.	3.60%	05/01/2030	653,880
290,000	Occidental Petroleum Corp.	6.63%	09/01/2030	294,159
75,000	Phillips 66 Co.	4.95%	12/01/2027	73,541
700,000	SierraCol Energy Andina LLC(c)	6.00%	06/15/2028	557,512
300,000	SierraCol Energy Andina LLC(f)	6.00%	06/15/2028	238,934
140,000	Southwestern Energy Co.	5.38%	02/01/2029	129,066
160,000	Southwestern Energy Co.	4.75%	02/01/2032	137,499
215,000	Sunoco LP / Sunoco Finance Corp.	4.50%	05/15/2029	188,940
				4,243,476
Oil & Gas Services - 0.02%
130,000	Halliburton Co.	4.85%	11/15/2035	117,040
150,000	Weatherford International, Ltd.(c)	6.50%	09/15/2028	150,163
				267,203
Oil, Gas & Consumable Fuels - 0.00%(l)
30,000	Sitio Royalties Operating Partnership LP / Sitio Finance Corp.(c)	7.88%	11/01/2028	30,094

Packaging & Containers - 0.09%
230,000	Berry Global, Inc.	1.65%	01/15/2027	197,938
115,000	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.(c)	4.38%	10/15/2028	99,905
200,000	Trident TPI Holdings, Inc.(c)	12.75%	12/31/2028	209,250
576,000	WRKCo, Inc.	3.75%	03/15/2025	559,429
				1,066,522
Pharmaceuticals - 0.18%
715,000	AbbVie, Inc.	4.70%	05/14/2045	609,836
165,000	AdaptHealth LLC(c)	5.13%	03/01/2030	128,003
270,000	Becton Dickinson & Co.	4.69%	02/13/2028	261,883
160,000	CVS Health Corp.	5.13%	02/21/2030	153,954
295,000	CVS Health Corp.	5.30%	06/01/2033	279,603
305,000	CVS Health Corp.	5.88%	06/01/2053	282,290
220,000	Merck & Co., Inc.	4.50%	05/17/2033	205,985
160,000	Owens & Minor, Inc.(c)	6.63%	04/01/2030	142,189
190,000	Viatris, Inc.	1.65%	06/22/2025	175,579
				2,239,322

See Notes to Financial Statements.

Annual Report | September 30, 2023	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Pipelines - 0.32%
$73,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.(c)	5.75%	03/01/2027	$69,741
320,000	Cheniere Energy, Inc.	4.63%	10/15/2028	294,517
315,000	Energy Transfer LP	4.75%	01/15/2026	306,609
1,000,000	Energy Transfer LP	3.90%	07/15/2026	946,954
200,000	Energy Transfer LP	4.40%	03/15/2027	189,659
350,000	Energy Transfer LP	5.00%	05/15/2044	274,066
105,000	EQM Midstream Partners LP(c)	4.75%	01/15/2031	90,499
180,000	Hess Midstream Operations LP(c)	4.25%	02/15/2030	151,994
503,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	518,289
405,000	NGL Energy Operating LLC / NGL Energy Finance Corp.(c)	7.50%	02/01/2026	400,913
160,000	NGPL PipeCo LLC(c)	3.25%	07/15/2031	127,413
180,000	ONEOK, Inc.	3.40%	09/01/2029	156,326
235,000	Sabine Pass Liquefaction LLC	5.00%	03/15/2027	228,092
100,000	Venture Global LNG, Inc.(c)	8.13%	06/01/2028	99,087
115,000	Venture Global LNG, Inc.(c)	8.38%	06/01/2031	113,165
				3,967,324
Real Estate - 0.01%
80,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(c)	5.25%	04/15/2030	55,648

REITS - 0.31%
165,000	Agree LP	2.60%	06/15/2033	120,813
245,000	Alexandria Real Estate Equities, Inc.	3.00%	05/18/2051	138,615
60,000	Alexandria Real Estate Equities, Inc.	5.15%	04/15/2053	50,159
155,000	American Tower Corp.	5.55%	07/15/2033	147,867
280,000	Corporate Office Properties LP	2.90%	12/01/2033	196,692
850,000	Crown Castle, Inc.	3.65%	09/01/2027	780,956
330,000	Equinix, Inc.	1.80%	07/15/2027	285,190
1,000,000	Equinix, Inc.	2.15%	07/15/2030	786,219
365,000	Host Hotels & Resorts LP	2.90%	12/15/2031	280,838
410,000	Invitation Homes Operating Partnership LP	5.45%	08/15/2030	390,777
265,000	Invitation Homes Operating Partnership LP	2.70%	01/15/2034	193,862
170,000	Iron Mountain, Inc.(c)	7.00%	02/15/2029	166,420
75,000	Iron Mountain, Inc.(c)	4.50%	02/15/2031	61,770
155,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(c)	4.88%	05/15/2029	131,309

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$90,000	Sabra Health Care LP	3.20%	12/01/2031	$67,436
				3,798,923
Retail - 0.17%
140,000	Dollar General Corp.	4.25%	09/20/2024	137,631
575,000	Dollar Tree, Inc.	4.00%	05/15/2025	556,764
90,000	Dollar Tree, Inc.	3.38%	12/01/2051	53,270
75,000	Ferrellgas LP / Ferrellgas Finance Corp.(c)	5.38%	04/01/2026	70,382
130,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(c)	6.75%	01/15/2030	106,119
170,000	Lowe's Cos., Inc.	4.40%	09/08/2025	166,246
155,000	Lowe's Cos., Inc.	5.63%	04/15/2053	141,016
365,000	McDonald's Corp.	4.45%	03/01/2047	297,723
125,000	Michaels Cos., Inc.(c)	5.25%	05/01/2028	99,973
190,000	Park River Holdings, Inc.(c)	5.63%	02/01/2029	145,106
115,000	SRS Distribution, Inc.(c)	4.63%	07/01/2028	99,501
70,000	Staples, Inc.(c)	7.50%	04/15/2026	57,674
155,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.(c)	5.00%	06/01/2031	129,576
90,000	Victoria's Secret & Co.(c)	4.63%	07/15/2029	65,356
				2,126,337
Semiconductors - 0.11%
529,000	Broadcom, Inc.(c)	3.42%	04/15/2033	423,336
405,000	Broadcom, Inc.(c)	3.19%	11/15/2036	290,948
740,000	Marvell Technology, Inc.	2.95%	04/15/2031	599,214
90,000	Texas Instruments, Inc.	5.00%	03/14/2053	81,630
				1,395,128
Software - 0.15%
125,000	AthenaHealth Group, Inc.(c)	6.50%	02/15/2030	104,705
650,000	Castle US Holding Corp.(c)	9.50%	02/15/2028	351,621
105,000	Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc.(c)	8.00%	06/15/2029	104,706
120,000	Clarivate Science Holdings Corp.(c)	4.88%	07/01/2029	102,428
310,000	Intuit, Inc.	5.50%	09/15/2053	297,646
180,000	Oracle Corp.	6.25%	11/09/2032	182,322
130,000	Oracle Corp.	3.80%	11/15/2037	99,241
525,000	Oracle Corp.	3.85%	04/01/2060	334,127
325,000	Workday, Inc.	3.70%	04/01/2029	294,957
				1,871,753
Telecommunications - 0.31%
500,000	AT&T, Inc.	4.30%	02/15/2030	455,459
185,000	AT&T, Inc.	2.75%	06/01/2031	148,091

See Notes to Financial Statements.

Annual Report | September 30, 2023	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$950,000	AT&T, Inc.	3.50%	09/15/2053	$587,478
90,000	CommScope, Inc.(c)	4.75%	09/01/2029	66,317
500,000	Embarq Corp Eq	8.00%	06/01/2036	282,452
30,000	Frontier Communications Holdings LLC(c)	5.88%	10/15/2027	27,313
85,000	Frontier Communications Holdings LLC(c)	5.00%	05/01/2028	72,681
74,000	Level 3 Financing, Inc.(c)	10.50%	05/15/2030	74,554
155,000	T-mobile Usa Inc Tmus 4 3/4 02/01/28	4.75%	02/01/2028	148,724
315,000	T-Mobile USA, Inc.	2.25%	02/15/2026	290,258
1,000,000	T-Mobile USA, Inc.	3.88%	04/15/2030	886,349
320,000	T-Mobile USA, Inc.	3.40%	10/15/2052	200,060
500,000	Verizon Communications, Inc.	3.15%	03/22/2030	426,957
95,000	Verizon Communications, Inc.	3.88%	03/01/2052	66,938
				3,733,631
Transportation - 0.14%
210,000	Burlington Northern Santa Fe LLC	5.20%	04/15/2054	192,686
795,000	CSX Corp.	3.80%	11/01/2046	582,746
310,000	Ryder System, Inc.	5.65%	03/01/2028	307,102
500,000	Union Pacific Corp.	3.70%	03/01/2029	464,388
135,000	XPO, Inc.(c)	7.13%	06/01/2031	133,116
				1,680,038
Trucking & Leasing - 0.04%
220,000	Penske Truck Leasing Co. Lp / PTL Finance Corp.(c)	5.75%	05/24/2026	216,874
275,000	Penske Truck Leasing Co. LP / PTL Finance Corp.(c)	4.20%	04/01/2027	256,313
				473,187

TOTAL U.S. CORPORATE BONDS
(Cost $135,813,270)				122,196,066

CONVERTIBLE CORPORATE BONDS - 0.00%
102,353	Digicel Group Holdings, Ltd.(c)(e)(g)	5.09% (7.00%)	Perpetual Maturity	6,027

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $26,846)				6,027

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.43%
200,000	Banco Nacional de Comercio Exterior SNC(d)(f)	5Y US TI + 2.00%	08/11/2031	165,743

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$700,000	Brazilian Government International Bond	4.75%	01/14/2050	$486,005
200,000	Colombia Government International Bond	4.13%	02/22/2042	121,634
900,000	Colombia Government International Bond	5.00%	06/15/2045	592,850
300,000	Colombia Government International Bond	5.20%	05/15/2049	197,657
600,000	Colombia Government International Bond	4.13%	05/15/2051	336,451
600,000	Dominican Republic International Bond(c)	6.40%	06/05/2049	477,469
100,000	Dominican Republic International Bond(f)	8.63%	04/20/2027	103,256
1,160,000	Mexico Government International Bond	3.75%	01/11/2028	1,075,801
300,000	Mexico Government International Bond	4.40%	02/12/2052	208,677
200,000	Mexico Government International Bond	6.34%	05/04/2053	182,513
500,000	Panama Government International Bond	3.87%	07/23/2060	290,743
200,000	Republic of South Africa Government International Bond	4.30%	10/12/2028	173,497
900,000	Republic of South Africa Government International Bond	5.65%	09/27/2047	601,069
800,000	Ukraine Government International Bond(f)	7.25%	03/15/2035	212,165

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $7,431,609)				5,225,530

BANK LOANS - 1.57%(d)
Canada - 0.07%
325,000	Bausch & Lomb Corp.	6M SOFR + 0.00%	09/14/2028	321,344
595,000	RGCare	9.10%	11/16/2028	577,150
				898,494
Luxembourg - 0.09%
1,201,201	Travelport Finance Luxembourg SARL 1L, 2021, First Lien - Initial (Priority) Term Loan	3M SOFR + 7.26161%, 1.00% Floor	02/28/2025	1,144,937

See Notes to Financial Statements.

Annual Report | September 30, 2023	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Netherlands - 0.01%
$190,909	Bright Bidco BV, First Lien	3M SOFR + 9.00%, 1.00% Floor	10/31/2027	$77,318
5,736	Lealand Finance Company B.V., First Lien - Make-Whole Term Loan	1M SOFR + 3.00%	06/28/2024	4,159
78,228	Lealand Finance Company B.V., First Lien - Take-Back Term Loan	3M US L + 1.00%	06/30/2025	43,573
				125,050
United Arab Emirates - 0.07%
776,229	Gulf Finance, LLC TL 1L	1M SOFR + 6.75%	08/25/2026	779,761

United States - 1.33%
560,064	Air Methods Corp., First Lien - Initial Term Loan(d)	3M US L + 3.50%, 1.00% Floor	04/22/2024	172,923
908,500	American Tire Distributors, Inc., First Lien - Initial Term Loan	3M SOFR + 6.25%	10/08/2028	798,390
965,000	Applied Systems, Inc., Second Lien - 2021 Term Loan	3M SOFR + 6.75%, 0.75% Floor	09/19/2025	971,031
452,470	Astra Acquisition Corp., First Lien - Initial Term Loan	3M SOFR + 5.25%	10/22/2028	341,841
1,989,522	Astra Acquisition Corp., Second Lien - Initial Term Loan	3M SOFR + 8.88%	10/22/2029	1,243,451
295,000	Asurion LLC, Second Lien - New B-3 Term Loan(d)	1M SOFR + 5.25%	01/31/2028	266,817
686,642	Atlas Purchaser, Inc., First Lien - Initial Term Loan	3M US L + 3.00%, 0.75% Floor	05/18/2028	491,989
538,805	Aveanna Healthcare LLC, Second Lien - Initial Term Loan(d)	3M SOFR + 7.00%, 0.50% Floor	12/10/2029	355,611
200,000	Blackhawk Network Holdings, Inc., Second Lien (d)	1M SOFR + 7.00%	06/15/2026	195,844
720,300	Cengage Learning, Inc., First Lien - B Term Loan	3M US L + 5.00%	06/29/2026	718,049
1,630,000	Constant Contact, Inc., Second Lien - Initial Term Loan(d)	3M US L + 7.50%, 0.75% Floor	02/12/2029	1,394,677
905,000	DCert Buyer, Inc., Second Lien - First Amendment Refinancing Term Loan	1M SOFR + 7.00%	02/19/2029	849,193
760,000	DG Investment Intermediate Holdings 2, Inc., Second Lien - Initial Term Loan	1M SOFR + 6.75%, 0.75% Floor	03/30/2029	675,450

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$893,979	Envision Healthcare Corp., First Lien (d)	3M SOFR + 4.25%	03/31/2027	$208,409
2,185,047	Envision Healthcare Corp., First Lien (d)	3M SOFR + 3.75%	03/31/2027	9,833
597,685	Intelsat Jackson Holdings S.A.TLB 1L	3M SOFR + 4.25%	01/26/2029	597,109
407,813	LSF9 ATLANTIS HOLDINGS, LLC, First Lien - B Term Loan	3M SOFR + 7.25%	03/29/2029	391,755
813,234	Minotaur Acquisition, Inc., First Lien - B Term Loan(d)	1M SOFR + 4.75%	03/27/2026	811,429
220,000	Olympus Water US Holding Corp, First Lien, First Lien	3M SOFR + 5.00%	11/08/2028	220,137
356,357	Regionalcare Hospital Partners Holdings, Inc. Tl	3M SOFR + 3.75%	11/14/2025	356,172
420,072	Riverbed Technology LLC, TL	9.80%	07/01/2028	274,097
954,179	Team Health Holdings, Inc., First Lien - Initial Term Loan(d)	1M US L + 2.75%, 1.00% Floor	02/06/2024	934,380
646,487	Think & Learn Private, Ltd., First Lien - B Term Loan	3M US L + 0.00%	11/05/2026	224,169
1,410,000	UKG, Inc. TL 2L	3M SOFR + 5.25%	05/03/2027	1,411,382
677,925	Viad Corp, First Lien - Initial Term Loan	3M US L + 5.00%, 0.50% Floor	07/30/2028	666,624
868,727	WaterBridge Midstream Operating LLC, First Lien - Initial Term Loan(d)	3M SOFR + 5.75%, 1.00% Floor	06/22/2026	871,038
936,803	Zephyrus Capital Aviation Tl	1M US L + 4.61%	10/15/2038	816,201
				16,268,001

TOTAL BANK LOANS
(Cost $22,665,594)				19,216,243

COLLATERALIZED LOAN OBLIGATIONS - 5.17%
	AIMCO CLO
500,000	Series 2018-AA(c)(d)	3M SOFR + 2.81%	04/17/2031	$488,922
	Apidos CLO XII
500,000	Series 2018-12A(c)(d)	3M SOFR + 2.86%	04/15/2031	485,697
	Apidos CLO XXIV
1,000,000	Series 2018-24A(c)(d)	3M SOFR + 6.06%	10/20/2030	919,107
	Babson CLO, Ltd.
500,000	Series 2018-IA(c)(d)	3M SOFR + 2.86%	01/20/2031	476,622
	Bain Capital Credit CLO 2017-2, Ltd.
500,000	Series 2021-2A(c)(d)	3M US L + 6.50%	07/25/2034	463,046
1,000,000	Series 2021-2A(c)(d)	3M US L + 3.10%	07/25/2034	971,722

See Notes to Financial Statements.

Annual Report | September 30, 2023	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Bain Capital Credit Clo 2019-4, Ltd.
$500,000	Series 2022-4A(c)(d)	3M SOFR + 3.63%	04/23/2035	$495,022
	Bain Capital Credit CLO 2021-2, Ltd.
500,000	Series 2021-2A(c)(d)	3M SOFR + 3.41%	07/16/2034	485,399
	Bain Capital Credit CLO 2022-3, Ltd.
1,000,000	Series 2022-3A(c)(d)	3M SOFR + 7.35%	07/17/2035	927,354
	Bain Capital Credit CLO 2023-3, Ltd.
500,000	Series 2023-3A(c)(d)	3M SOFR + 5.25%	07/24/2036	500,720
	Barings CLO, Ltd.
500,000	Series 2018-4A(c)(d)	3M SOFR + 6.08%	10/15/2030	450,904
	Barings CLO, Ltd. 2018-III
1,295,000	Series 2018-3A(c)(d)	3M SOFR + 6.01%	07/20/2029	1,182,085
	Barings CLO, Ltd. 2019-I
1,500,000	Series 2021-1A(c)(d)	3M SOFR + 7.12%	04/15/2036	1,430,146
	Barings CLO, Ltd. 2019-II
500,000	Series 2021-2A(c)(d)	3M US L + 3.41%	04/15/2036	479,912
	Beechwood Park CLO, Ltd.
500,000	Series 2022-1A(c)(d)	3M SOFR + 6.50%	01/17/2035	482,232
	BlueMountain CLO, Ltd.
500,000	Series 2018-3A(c)(d)	3M SOFR + 2.86%	04/20/2031	465,681
	BlueMountain Fuji US CLO II, Ltd.
1,000,000	Series 2017-2A(c)(d)	3M SOFR + 3.26%	10/20/2030	919,365
	Buttermilk Park CLO, Ltd.
1,000,000	Series 2018-1A(c)(d)	3M SOFR + 6.01%	10/15/2031	898,197
	Canyon Capital CLO 2016-2, Ltd.
500,000	Series 2018-2A(c)(d)	3M SOFR + 3.41%	10/15/2031	472,818
	Canyon Capital CLO 2017-1, Ltd.
500,000	Series 2021-1A(c)(d)	3M SOFR + 3.26%	07/15/2030	495,234
	Canyon Capital CLO 2019-1, Ltd.
500,000	Series 2021-1A(c)(d)	3M US L + 7.09%	04/15/2032	467,260
	Canyon Capital CLO 2021-2, Ltd.
1,250,000	Series 2021-2A(c)(d)	3M SOFR + 3.61%	04/15/2034	1,223,688
	Canyon Capital CLO, Ltd.
1,000,000	Series 2018-1A(c)(d)	3M SOFR + 3.01%	01/30/2031	941,829
1,500,000	Series 2018-1A(c)(d)	3M SOFR + 5.76%	01/30/2031	1,229,715
1,000,000	Series 2018-1A(c)(d)	3M US L + 5.75%	07/15/2031	891,761
500,000	Series 2018-1A(c)(d)	3M US L + 2.80%	07/15/2031	484,811
	Canyon CLO 2021-3, Ltd.
1,000,000	Series 2021-3A(c)(d)	3M SOFR + 3.31%	07/15/2034	971,291
	Canyon CLO 2021-4, Ltd.
1,000,000	Series 2021-4A(c)(d)	3M SOFR + 6.56%	10/15/2034	940,412

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Carlyle Global Market Strategies CLO 2016-3, Ltd.
$1,000,000	Series 2021-3A(c)(d)	3M US L + 3.30%	07/20/2034	$972,978
	Carlyle Global Market Strategies CLO, Ltd.
1,000,000	Series 2018-2RA(c)(d)	3M SOFR + 5.61%	05/15/2031	832,490
	Carlyle US CLO 2020-2, Ltd.
2,000,000	Series 2021-2A(c)(d)	3M SOFR + 6.96%	01/25/2035	1,927,149
	Carlyle US CLO 2021-1, Ltd.
500,000	Series 2021-1A(c)(d)	3M SOFR + 6.26%	04/15/2034	474,733
	Chenango Park CLO, Ltd.
500,000	Series 2018-1A(c)(d)	3M SOFR + 3.26%	04/15/2030	461,951
1,000,000	Series 2018-1A(c)(d)	3M SOFR + 6.06%	04/15/2030	883,860
	Cook Park CLO, Ltd.
500,000	Series 2018-1A(c)(d)	3M SOFR + 2.86%	04/17/2030	466,302
	Crown Point CLO IV, Ltd.
500,000	Series 2018-4A(c)(d)	3M SOFR + 2.16%	04/20/2031	487,322
	Dryden 57 CLO, Ltd.
500,000	Series 2018-57A(c)(d)	3M SOFR + 2.81%	05/15/2031	470,742
	Elevation CLO 2021-14, Ltd.
500,000	Series 2021-14A(c)(d)	3M SOFR + 2.56%	10/20/2034	489,756
	Elmwood CLO IX, Ltd.
500,000	Series 2021-2A(c)(d)	3M US L + 5.94%	07/20/2034	482,056
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(c)(d)	3M US L + 2.90%	07/15/2030	488,635
1,000,000	Series 2018-1A(c)(d)	3M US L + 5.40%	07/15/2030	930,821
	Galaxy XIX CLO, Ltd.
1,300,000	Series 2017-19A(c)(d)	3M SOFR + 6.79%	07/24/2030	1,159,515
	Gilbert Park CLO, Ltd.
1,000,000	Series 2017-1A(c)(d)	3M SOFR + 6.66%	10/15/2030	900,197
	Goldentree Loan Management US CLO, Ltd.
500,000	Series 2018-3A(c)(d)	3M SOFR + 3.11%	04/20/2030	495,111
	Katayma CLO I, Ltd.
500,000	Series 2023-1A(c)(d)		10/20/2036	500,000
	Marble Point CLO XII, Ltd.
500,000	Series 2018-1A(c)(d)	3M SOFR + 3.26%	07/16/2031	426,575
	Milos CLO, Ltd.
500,000	Series 2020-1A(c)(d)	3M SOFR + 6.41%	10/20/2030	465,707
	Myers Park CLO, Ltd.
1,000,000	Series 2018-1A(c)(d)	3M SOFR + 5.76%	10/20/2030	910,295
	Neuberger Berman Loan Advisers CLO 37, Ltd.
500,000	Series 2021-37A(c)(d)	3M SOFR + 6.01%	07/20/2031	473,275
	Neuberger Berman Loan Advisers CLO 42, Ltd.
500,000	Series 2021-42A(c)(d)	3M SOFR + 6.21%	07/16/2035	476,290

See Notes to Financial Statements.

Annual Report | September 30, 2023	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Neuberger Berman Loan Advisers Clo 44, Ltd.
$1,000,000	Series 2021-44A(c)(d)	3M SOFR + 6.26%	10/16/2034	$959,118
	Point Au Roche Park CLO, Ltd.
500,000	Series 2021-1A(c)(d)	3M US L + 6.13%	07/20/2034	465,027
	Rockland Park CLO, Ltd.
500,000	Series 2021-1A(c)(d)	3M US L + 6.25%	04/20/2034	486,785
	Shackleton 2013-III CLO, Ltd.
500,000	Series 2018-3A(c)(d)	3M SOFR + 3.28%	07/15/2030	472,039
	Sound Point CLO XXIII
500,000	Series 2021-2A(c)(d)	3M SOFR + 3.56%	07/15/2034	472,182
	Sound Point CLO XXIV
1,375,000	Series 2021-3A(c)(d)	3M SOFR + 6.98%	10/25/2034	1,023,549
	Sound Point CLO XXVI, Ltd.
500,000	Series 2021-1A(c)(d)	3M US L + 3.35%	07/20/2034	477,703
	Sound Point CLO XXVIII, Ltd.
1,000,000	Series 2020-3A(c)(d)	3M US L + 6.90%	01/25/2032	926,026
	Sound Point CLO XXXII, Ltd.
500,000	Series 2021-4A(c)(d)	3M SOFR + 3.66%	10/25/2034	468,994
500,000	Series 2021-4A(c)(d)	3M SOFR + 6.96%	10/25/2034	388,169
	Stewart Park CLO, Ltd.
500,000	Series 2018-1A(c)(d)	3M SOFR + 2.86%	01/15/2030	472,000
	Thayer Park CLO, Ltd.
500,000	Series 2021-1A(c)(d)	3M SOFR + 6.51%	04/20/2034	464,049
	THL Credit Wind River 2017-1 CLO, Ltd.
1,400,000	Series 2021-1A(c)(d)	3M US L + 3.91%	04/18/2036	1,320,895
	THL Credit Wind River 2017-3 CLO, Ltd.
500,000	Series 2021-3A(c)(d)	3M US L + 7.08%	04/15/2035	443,811
	THL Credit Wind River 2018-3 CLO, Ltd.
2,000,000	Series 2018-3A(c)(d)	3M SOFR + 3.21%	01/20/2031	1,927,204
	THL Credit Wind River 2019-1 CLO, Ltd.
1,150,000	Series 2021-1A(c)(d)	3M SOFR + 3.71%	07/20/2034	1,034,531
	THL Credit Wind River CLO, Ltd.
500,000	Series 2018-1A(c)(d)	2.90% - 3M US L	07/15/2030	471,042
2,000,000	Series 2018-1A(c)(d)	5.50% - 3M US L	07/15/2030	1,755,835
1,000,000	Series 2018-1A(c)(d)	3M US L + 3.00%	07/18/2031	880,509
1,000,000	Series 2018-2A(c)(d)	3M SOFR + 6.01%	07/15/2030	834,970
1,000,000	Series 2018-3A(c)(d)	3M SOFR + 6.48%	10/22/2031	736,958
	Upland CLO, Ltd.
500,000	Series 2018-1A(c)(d)	3M SOFR + 3.16%	04/20/2031	478,696
	Vibrant Clo III, Ltd.
1,050,000	Series 2018-3A(c)(d)	3M SOFR + 3.76%	10/20/2031	969,474

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Voya CLO 2013-3, Ltd.
$700,000	Series 2018-3A(c)(d)	3M SOFR + 2.51%	10/18/2031	$683,809
	VOYA CLO 2017-2
1,000,000	Series 2017-2A(c)(d)	3M SOFR + 6.28%	06/07/2030	852,716
	Voya CLO 2022-3, Ltd.
1,000,000	Series 2022-3A(c)(d)	3M SOFR + 5.00%	10/20/2034	1,000,050
1,000,000	Series 2023-3A(c)(d)		10/20/2036	1,000,000
	Voya CLO, Ltd.
500,000	Series 2018-1A(c)(d)	3M SOFR + 3.06%	04/18/2031	444,076
1,000,000	Series 2018-2A(c)(d)	3M SOFR + 3.01%	07/15/2031	932,992
1,000,000	Series 2018-2A(c)(d)	3M SOFR + 5.51%	07/15/2031	829,847
500,000	Series 2018-3A(c)(d)	3M SOFR + 6.46%	10/20/2031	384,828
500,000	Series 2018-4A(c)(d)	3M SOFR + 6.21%	07/14/2031	381,905
	Webster Park CLO, Ltd.
1,000,000	Series 2018-1A(c)(d)	5.50% - 3M US L	07/20/2030	881,926
	Wind River 2013-1 CLO, Ltd.
500,000	Series 2017-1A(c)(d)	3M SOFR + 3.91%	07/20/2030	489,451
	Wind River 2014-3 CLO, Ltd.
1,500,000	Series 2018-3A(c)(d)	3M SOFR + 3.66%	10/22/2031	1,339,922
	Wind River 2021-2 CLO, Ltd.
500,000	Series 2021-2A(c)(d)	3M SOFR + 6.69%	07/20/2034	423,720

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $67,887,447)				63,391,520

EQUITY - LINKED NOTES - 0.00%(l)
263,093	Inverpamplona SA(i)(j)(m)	0.00%	12/30/2028	–

TOTAL EQUITY - LINKED NOTES
(Cost $11,250)				–

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 19.01%
	Aaset 2021-2 Trust
414,331	Series 2021-2A(c)	3.54%	12/15/2028	325,552
	ABFC Trust
2,550,379	Series 2007-WMC1(d)	1M SOFR + 1.36%	06/25/2037	1,758,939
	Alen Mortgage Trust
1,107,000	Series 2021-ACEN(c)(d)	1M SOFR + 4.11%	04/15/2026	576,123
	AMSR
5,100,000	Series 2020-SFR3(c)	4.99%	09/17/2025	4,764,012
5,000,000	Series 2021-SFR1(c)(d)	4.61%	06/17/2028	4,093,210
	AREIT Trust
1,265,000	Series 2019-CRE3(c)(d)	30D SOFR + 2.76%	09/16/2036	1,172,649
	Atrium IX
500,000	Series 2017-9A(c)(d)	3M US L + 3.60%	05/28/2030	491,865

See Notes to Financial Statements.

Annual Report | September 30, 2023	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Atrium XIII
$1,000,000	Series 2017-13A(c)(d)	3M SOFR + 6.31%	11/21/2030	$956,237
	Atrium XIV LLC
1,000,000	Series 2018-14A(c)(d)	3M SOFR + 5.91%	08/23/2030	960,390
	BAMLL Commercial Mortgage Securities Trust
1,000,000	Series 2018-DSNY(c)(d)	1M SOFR + 1.40%	09/15/2034	993,735
683,000	Series 2019-AHT(c)(d)	2.57%	03/15/2034	665,074
	BANK
200,000	Series 2017-BNK5(d)	4.33%	06/15/2027	161,435
10,291,000	Series 2018-BN12(c)(d)(n)	1.50%	05/15/2061	537,440
660,000	Series 2022-BNK39	3.18%	01/15/2032	511,359
165,000	Series 2022-BNK39(c)	2.50%	01/15/2032	78,829
	BANK 2019-BNK23
330,000	Series 2019-BN23	2.92%	12/15/2052	278,085
	BANK 2020-BNK27
16,875,000	Series 2020-BN27(c)(d)(n)	0.83%	04/15/2030	642,701
	BANK 2021-BNK35
316,000	Series 2021-BN35	2.29%	07/15/2031	244,648
	BANK 2021-BNK37
381,000	Series 2021-BN37(d)	3.21%	11/15/2031	243,559
	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10
1,090,000	Series 2016-UB10(d)	4.99%	05/15/2026	940,764
	BBCMS Mortgage Trust
519,000	Series 2022-C17	4.44%	08/15/2032	468,419
	BBCMS Trust
3,000,000	Series 2018-CBM(c)(d)	1M SOFR + 3.85%	07/15/2037	2,741,630
	Benchmark Mortgage Trust
9,555,094	Series 2018-B2(d)(n)	0.60%	01/15/2028	134,902
600,000	Series 2018-B2(d)	4.43%	01/15/2028	448,864
20,296,188	Series 2018-B4(d)(n)	0.61%	06/15/2028	315,324
1,589,000	Series 2018-B4(c)(d)	2.91%	07/17/2051	990,236
1,130,000	Series 2019-B9(d)	4.97%	01/15/2029	772,875
522,000	Series 2020-B18(c)	4.14%	08/15/2025	455,385
310,000	Series 2020-B19	1.69%	09/15/2025	274,577
1,510,000	Series 2021-B31(c)	2.25%	11/15/2031	600,196
592,000	Series 2022-B32(d)	3.53%	01/15/2032	450,567
	BF Mortgage Trust
705,000	Series 2019-NYT(c)(d)	1M SOFR + 3.05%	12/15/2035	339,720
	Blackbird Capital Aircraft
1,265,863	Series 2021-1A(c)	3.45%	07/15/2028	1,056,582
	BMO Mortgage Trust
7,951,000	Series 2022-C1(c)(d)(n)	1.89%	02/15/2032	871,056
287,962	Series 2023-C5	5.74%	02/15/2028	284,977

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	BX Commercial Mortgage Trust
$1,000,000	Series 2019-IMC(c)(d)	1M SOFR + 2.01%	04/15/2034	$985,212
	BX Trust
636,000	Series 2019-OC11(c)(d)	4.08%	12/09/2029	524,885
2,964,000	Series 2019-OC11(c)(d)	4.08%	12/06/2041	2,372,783
900,000	Series 2021-VIEW(c)(d)	1M SOFR + 4.044%	06/15/2036	799,838
	Cantor Commercial Real Estate Lending
1,113,000	Series 2019-CF1(c)(d)	4.12%	04/15/2024	889,367
	Carbon Capital VI Commercial Mortgage Trust
359,976	Series 2019-FL2(c)(d)	1M SOFR + 2.96%	10/15/2035	312,104
	Carvana Auto Receivables Trust
5,300	Series 2021-N1(c)	0.00%	01/10/2028	783,473
5,250	Series 2021-N2(c)	0.00%	03/10/2028	718,760
	Cascade MH Asset Trust
4,601,000	Series 2019-MH1(c)(d)	5.99%	10/25/2024	4,349,311
	Castlelake Aircraft Securitization Trust
3,163,537	Series 2018-1(c)	6.63%	06/15/2043	1,075,447
	Castlelake Aircraft Structured Trust
2,750,000	Series 2019-1A(c)	0.00%	04/15/2039	96,250
	Cathedral Lake VIII, Ltd.
1,000,000	Series 2021-8A(c)(d)	3M SOFR + 2.88%	01/20/2035	971,347
1,000,000	Series 2021-8A(c)(d)	3M SOFR + 3.68%	01/20/2035	987,710
	CD Mortgage Trust
750,000	Series 2017-CD4(d)	4.35%	04/10/2027	550,491
	CFCRE Commercial Mortgage Trust
432,966	Series 2016-C6	2.95%	08/10/2026	400,287
	CIFC Funding 2019-III, Ltd.
650,000	Series 2021-3A(c)(d)	3M SOFR + 7.06%	10/16/2034	627,761
	CIFC Funding, Ltd.
850,000	Series 2021-1A(c)(d)	3M SOFR + 6.26%	04/25/2033	807,345
500,000	Series 2021-4A(c)(d)	3M US L + 5.95%	07/15/2033	476,181
2,500,000	Series 2021-5A(c)(d)	3M SOFR + 6.76%	07/15/2034	2,408,150
	Citigroup Commercial Mortgage Trust
3,208,055	Series 2014-GC25(d)(n)	0.96%	10/10/2047	17,934
866,000	Series 2015-GC27(c)(d)	4.42%	02/12/2048	730,378
400,000	Series 2015-GC31(d)	4.05%	06/10/2025	310,548
344,000	Series 2016-GC36(c)	2.85%	02/12/2049	131,885
464,000	Series 2017-C4(d)	4.10%	10/12/2027	395,115
225,000	Series 2019-GC41	3.20%	08/10/2029	171,809
1,000,000	Series 2019-SMRT(c)(d)	4.75%	01/10/2036	998,292

See Notes to Financial Statements.

Annual Report | September 30, 2023	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$1,433,000	Series 2020-555(c)(d)	3.62%	12/12/2041	$910,404
546,000	Series 2022-GC48(d)	4.74%	05/15/2032	499,805
	Citigroup Mortgage Loan Trust
607,083	Series 2006-WF1(k)	4.59%	03/25/2036	285,653
930,446	Series 2007-OPX1(k)	6.33%	01/25/2037	331,714
	Cologix Data Centers US Issuer LLC
2,800,000	Series 2021-1A(c)	5.99%	12/28/2026	2,297,160
	Commercial Mortgage Pass-Through Certificates
8,410,265	Series 2014-UBS4(c)	3.75%	08/10/2024	461,568
11,000	Series 2014-UBS4(c)(d)	0.00%	08/10/2047	1
2,593,487	Series 2015-CR22(d)(n)	0.89%	03/10/2025	21,433
4,094,385	Series 2015-CR26(d)(n)	0.93%	09/10/2025	53,323
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(k)	6.20%	09/25/2036	691,413
121,202	Series 2007-1(d)	5.90%	05/25/2037	28,939
	CSAIL Commercial Mortgage Trust
4,861,823	Series 2015-C1(d)(n)	0.95%	01/15/2025	30,557
490,000	Series 2016-C6(d)	5.08%	04/15/2026	404,432
1,362,000	Series 2016-C6(c)(d)	5.08%	01/15/2049	861,885
	CSMC
832,000	Series 2021-B33(c)(d)	3.77%	10/10/2031	559,226
	DBJPM 16-C1 Mortgage Trust
1,309,000	Series 2016-C1(d)	3.33%	05/12/2049	1,077,069
	Diamond Infrastructure Funding LLC
2,000,000	Series 2021-1A(c)	3.48%	12/20/2026	1,740,605
	DOLP Trust
1,000,000	Series 2021-NYC(c)(d)	3.70%	05/10/2031	620,293
	Dryden 38 Senior Loan Fund
1,000,000	Series 2018-38A(c)(d)	3M SOFR + 5.86%	07/15/2030	822,411
	Dryden 40 Senior Loan Fund
1,000,000	Series 2018-40A(c)(d)	3M SOFR + 6.01%	08/15/2031	851,201
500,000	Series 2018-40A(c)(d)	3M SOFR + 3.36%	08/15/2031	494,214
	Dryden 42 Senior Loan Fund
500,000	Series 2018-42A(c)(d)	3M SOFR + 3.19%	07/15/2030	474,374
	Fannie Mae-Aces
22,761,903	Series 2019-M12(d)(n)	0.68%	06/25/2029	516,030
14,073,379	Series 2019-M24(d)	1.15%	03/25/2031	791,552
37,720,333	Series 2019-M7(d)(n)	0.35%	04/25/2029	495,098
28,060,300	Series 2020-M10(d)(n)	0.82%	12/25/2027	467,687
47,576,915	Series 2020-M10(d)(n)	0.87%	07/25/2032	2,097,937
13,300,235	Series 2020-M13(d)(n)	1.30%	09/25/2030	634,153
349,290,825	Series 2021-M17(d)(n)	0.16%	07/25/2031	1,588,714
43,072,936	Series 2021-M23(d)(n)	0.67%	11/01/2031	870,560

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	FirstKey Homes
$1,100,000	Series 2020-SFR1(c)	4.28%	08/19/2037	$1,030,088
2,684,817	Series 2022-SFR1(c)	4.15%	05/17/2027	2,517,341
	FMC GMSR Issuer Trust
6,000,000	Series 2021-GT1(c)(d)	4.36%	07/25/2026	4,636,417
5,000,000	Series 2021-GT2(c)(d)	4.44%	10/25/2026	3,844,018
	Fontainebleau Miami Beach Trust
1,656,000	Series 2019-FBLU(c)(d)	3.96%	12/12/2036	1,527,194
	FREMF Mortgage Trust
890,367	Series 2015-KF07(c)(d)	30D US SOFR + 5.06%	02/25/2025	878,681
887,222	Series 2016-KF25(c)(d)	30D US SOFR + 5.11%	10/25/2023	885,403
754,114	Series 2018-KF56(c)(d)	30D US SOFR + 5.91%	11/25/2028	651,693
1,497,647	Series 2019-KF71(c)(d)	30D US SOFR + 6.11%	10/25/2029	1,425,353
	FRTKL
4,050,000	Series 2021-SFR1(c)	4.11%	09/17/2026	3,436,902
	Ginnie Mae Strip
7,177,586	Series 2020-3	1.40%	09/16/2045	534,386
	Great Wolf Trust
2,500,000	Series 2019-WOLF(c)(d)	1M US L + 3.13%	12/15/2036	2,460,945
	GS Mortgage Securities Corp. Trust
1,000,000	Series 2018-RIVR(c)(d)	1M SOFR + 1.85%	07/15/2035	369,580
1,111,000	Series 2021-ARDN(c)(d)	1M SOFR + 5.11%	11/15/2023	1,026,387
1,111,000	Series 2021-ARDN(c)(d)	1M SOFR + 6.048%	11/15/2023	1,022,443
	GS Mortgage Securities Trust
9,676	Series 2011-GC3(a)(c)(d)(n)	0.29%	03/10/2044	0
264,905	Series 2011-GC5(c)(d)(n)	1.95%	08/10/2044	3
2,417,000	Series 2014-GC26(c)(d)	4.51%	11/10/2047	1,625,462
1,110,000	Series 2015-GC28(c)(d)	4.45%	02/10/2048	952,907
6,860,201	Series 2015-GS1(d)(n)	0.77%	11/10/2025	89,683
828,000	Series 2018-GS10(d)	4.51%	07/10/2028	686,027
1,954,000	Series 2018-TWR(c)(d)	1M US L + 3.92%	07/15/2031	169,265
636,000	Series 2020-GC45(d)	3.41%	12/13/2029	491,585
	GSAA Home Equity Trust
1,860,873	Series 2006-13(d)	6.04%	07/25/2036	558,196
446,491	Series 2006-18(k)	6.18%	11/25/2036	103,039
139,529	Series 2006-6(d)	5.69%	03/25/2036	39,697
802,021	Series 2007-2(k)	6.60%	03/25/2037	187,618
	GSCG Trust
675,000	Series 2019-600C(c)(d)	3.99%	09/06/2024	29,968

See Notes to Financial Statements.

Annual Report | September 30, 2023	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Hardee's Funding LLC
$950,000	Series 2018-1A(c)	5.71%	06/20/2028	$851,248
	Hayfin Kingsland X, Ltd.
500,000	Series 2021-1A(c)(d)	3M SOFR + 2.11%	04/28/2031	497,600
	Highbridge Loan Management 3-2014
500,000	Series 2017-2014(c)(d)	3M SOFR + 3.86%	07/18/2029	483,738
	Highbridge Loan Management 4-2014, Ltd.
500,000	Series 2018-2014(c)(d)	3M SOFR + 5.81%	01/28/2030	439,862
	Highbridge Loan Management, Ltd.
500,000	Series 2017-2A(c)(d)	3M SOFR + 6.86%	10/20/2029	452,935
2,000,000	Series 2018-2015(c)(d)	3M SOFR + 5.36%	02/05/2031	1,747,798
	Hilton USA Trust
900,000	Series 2016-SFP(c)	2.83%	11/05/2023	715,641
	HSI Asset Securitization Corp. Trust
5,517,663	Series 2006-HE1(d)	1M SOFR + 0.39%	10/25/2036	1,762,019
1,229,524	Series 2007-NC1(d)	1M SOFR + 0.29%	04/25/2037	792,720
	ITE Rail Fund Levered LP
882,882	Series 2021-1A(c)	2.25%	02/28/2051	750,686
677,251	Series 2021-3A(c)	2.21%	06/28/2027	584,028
	J.P. Morgan Chase Commercial Mortgage Securities Trust
2,092,000	Series 2018-AON(c)(d)	4.61%	07/05/2031	532,593
	JP Morgan BB Commercial Mortgage Securities Trust
2,086,000	Series 2014-C23(c)(d)	3.36%	11/18/2048	1,581,647
3,853,596	Series 2015-C28(d)(n)	1.06%	03/15/2025	41,683
7,200,376	Series 2015-C30(d)(n)	0.56%	07/15/2025	44,704
2,798,297	Series 2015-C31(d)(n)	0.96%	08/15/2025	34,377
	JP Morgan Chase Commercial Mortgage Securities Trust
1,157,000	Series 2011-C3(c)(d)	5.71%	02/15/2046	456,753
1,010,000	Series 2018-WPT(c)(d)	5.54%	07/05/2033	616,100
235,000	Series 2019-UES(c)	4.34%	05/05/2032	225,990
1,135,000	Series 2019-UES(c)(d)	4.45%	05/05/2032	1,081,898
	JP Morgan Mortgage Acquisition Corp.
175,395	Series 2006-CH2(k)	5.46%	09/25/2029	108,767
	JP Morgan Mortgage Acquisition Trust
3,387,082	Series 2006-RM1(d)	1M SOFR + 0.59%	08/25/2036	1,469,531
	JPMBB Commercial Mortgage Securities Trust
16,839,491	Series 2014-C24(d)(n)	0.99%	09/17/2047	82,411

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$1,110,000	Series 2014-C26(c)(d)	4.01%	12/15/2024	$862,197
519,000	Series 2015-C27(d)	4.44%	02/15/2025	412,573
	JPMCC Commercial Mortgage Securities Trust
486,000	Series 2017-JP7(d)	3.78%	07/15/2027	365,502
	Kestrel Aircraft Funding, Ltd.
343,491	Series 2018-1A(c)	4.25%	10/15/2025	298,530
	Laurel Road Prime Student Loan Trust
15,643,578	Series 2020-A(c)	0.00%	11/25/2050	1,310,541
	LCM 28, Ltd.
1,000,000	Series 2018-28A(c)(d)	3M SOFR + 6.01%	10/20/2030	781,056
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(c)(d)	3M SOFR + 5.86%	07/16/2031	386,283
	LCM XIV LP
1,000,000	Series 2018-14A(c)(d)	3M SOFR + 3.01%	07/20/2031	876,626
750,000	Series 2018-14A(c)(d)	3M SOFR + 5.76%	07/20/2031	477,588
	LCM XVII LP
1,000,000	Series 2018-17A(c)(d)	3M SOFR + 6.26%	10/15/2031	754,560
	LCM XX LP
1,000,000	Series 2018-20A(c)(d)	3M SOFR + 5.71%	10/20/2027	948,235
	LLPL Capital Pte, Ltd.
1,126,440	Series REGS(f)	6.88%	02/04/2039	1,004,807
	LoanCore Issuer, Ltd.
375,000	Series 2021-CRE5(c)(d)	1M US L + 2.35%	07/15/2036	353,318
	LSTAR Commercial Mortgage Trust
1,150,000	Series 2017-5(c)(d)	4.83%	03/10/2027	789,755
	MACH 1 Cayman, Ltd.
945,586	Series 2019-1(c)	3.47%	08/15/2026	801,625
	Madison Park Funding XIV, Ltd.
1,000,000	Series 2018-14A(c)(d)	3M SOFR + 6.06%	10/22/2030	920,092
	Madison Park Funding XLV, Ltd.
600,000	Series 2021-45A(c)(d)	3M SOFR + 6.61%	07/15/2034	585,178
	Madison Park Funding XXXVIII, Ltd.
1,000,000	Series 2021-38A(c)(d)	3M SOFR + 6.26%	07/17/2034	959,140
	Master Asset Backed Securities Trust
3,956,622	Series 2006-NC3(d)	1M US L + 0.21%	10/25/2036	1,959,339
	Merrill Lynch Mortgage Investors Trust
9,999,492	Series 2006-RM3(d)	1M SOFR + 0.59%	06/25/2037	2,297,636
	MetroNet Infrastructure Issuer LLC
1,000,000	Series 2023-1A(c)	8.01%	02/20/2028	968,280

See Notes to Financial Statements.

Annual Report | September 30, 2023	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	MFT Trust
$2,010,000	Series 2020-ABC(c)(d)	3.48%	02/10/2030	$669,337
	Morgan Stanley Bank of America Merrill Lynch Trust
822,000	Series 2015-C21(d)	4.26%	02/15/2025	633,247
1,292,000	Series 2016-C31(c)(d)	3.00%	10/15/2026	775,347
1,100,000	Series 2017-C34(c)	2.70%	10/15/2027	647,399
	Morgan Stanley Capital I Trust
1,078,702	Series 2016-UB11 XA(d)(n)	1.57%	08/15/2026	34,584
765,000	Series 2018-H4(c)	3.00%	12/15/2028	419,806
1,117,000	Series 2018-L1(d)	4.94%	10/15/2028	870,931
750,000	Series 2019-H7	4.13%	07/15/2029	568,493
826,000	Series 2021-L6(d)	3.58%	07/15/2031	558,028
10,249,000	Series 2021-L7(c)(d)(n)	1.04%	10/15/2031	614,950
	Morgan Stanley Mortgage Loan Trust
330,533	Series 2007-3XS(k)	6.20%	01/25/2047	124,878
	Mosaic Solar Loan Trust
55,773	Series 2017-1A(c)	4.45%	06/20/2042	52,290
239,533	Series 2018-1A(c)	4.01%	08/20/2030	215,656
1,428,644	Series 2020-1A(c)	0.00%	04/20/2046	938,834
405,312	Series 2020-2A(c)	3.00%	06/20/2025	362,725
	MSCG Trust
1,490,525	Series 2018-SELF(c)(d)	1M SOFR + 3.10%	10/15/2037	1,465,595
	MVW 2021-1W LLC
515,229	Series 2021-1WA(c)	1.94%	01/22/2041	464,804
597,666	Series 2021-1WA(c)	3.17%	01/22/2041	533,384
	Navient Private Education Refi Loan Trust
489,841	Series 2018-A(c)	3.68%	11/17/2025	461,531
	Octagon Investment Partners 20-R, Ltd.
1,500,000	Series 2019-4A(c)(d)	3M SOFR + 7.06%	05/12/2031	1,371,344
	Octagon Investment Partners 26, Ltd.
1,000,000	Series 2018-1A(c)(d)	3M SOFR + 8.35%	07/15/2030	751,589
	Octagon Investment Partners 29, Ltd.
500,000	Series 2020-1A(c)(d)	3M SOFR + 3.36%	01/24/2033	485,309
2,000,000	Series 2020-1A(c)(d)	3M SOFR + 7.51%	01/24/2033	1,836,838
	Octagon Investment Partners 37, Ltd.
500,000	Series 2018-2A(c)(d)	3M US L + 2.85%	07/25/2030	468,780
	Octagon Investment Partners 40, Ltd.
500,000	Series 2021-1A(c)(d)	3M SOFR + 7.26%	01/20/2035	448,520

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Octagon Investment Partners 42, Ltd.
$1,000,000	Series 2021-3A(c)(d)	3M SOFR + 7.01%	07/15/2034	$912,759
	Octagon Investment Partners 46, Ltd.
1,000,000	Series 2021-2A(c)(d)	3M SOFR + 6.86%	07/15/2036	889,899
	Octagon Investment Partners 49, Ltd.
625,000	Series 2021-5A(c)(d)	3M US L + 6.75%	01/15/2033	582,212
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(c)(d)	3M US L + 3.00%	07/17/2030	470,328
1,000,000	Series 2018-1A(c)(d)	3M US L + 5.75%	07/17/2030	851,995
	Octagon Investment Partners XXI, Ltd.
1,000,000	Series 2019-1A(c)(d)	3M SOFR + 7.26%	02/14/2031	914,494
	Octagon Investment Partners XXII, Ltd.
970,000	Series 2018-1A(c)(d)	3M SOFR + 2.16%	01/22/2030	953,338
500,000	Series 2018-1A(c)(d)	3M SOFR + 5.71%	01/22/2030	419,026
	OHA Credit Funding 3, Ltd.
1,000,000	Series 2021-3A(c)(d)	3M US L + 2.90%	07/02/2035	975,861
2,000,000	Series 2021-3A(c)(d)	3M SOFR + 6.51%	07/02/2035	1,966,753
	OHA Credit Funding 5, Ltd.
2,000,000	Series 2020-5A(c)(d)	3M SOFR + 6.51%	04/18/2033	1,959,030
	Pagaya AI Debt Selection Trust
872,815	Series 2020-3(c)	6.43%	05/17/2027	869,908
342,789	Series 2021-2(c)	3.00%	01/25/2029	331,264
2,000,000	Series 2021-5(c)	0.00%	08/15/2029	286,910
	Pagaya AI Debt Trust
1,250,000	Series 2023-5(c)	9.10%	04/15/2031	1,267,845
	PAGAYA AI Debt Trust
725,937	Series 2022-2(c)(d)	5.37%	01/15/2030	716,887
	People's Choice Home Loan Securities Trust
5,000,000	Series 2005-4(d)	1M US L + 0.65%	12/25/2035	2,961,838
	Progress Residential
2,500,000	Series 2021-SFR3(c)	4.75%	05/17/2026	2,196,876
	Progress Residential
6,900,000	Series 2021-SFR8(c)	4.01%	10/17/2026	5,895,853
	PRPM LLC
9,266,779	Series 2022-5(c)(k)	6.90%	09/27/2027	9,208,163
	Retained Vantage Data Centers Issuer LLC
2,500,000	Series 2023-1A(c)	5.75%	09/15/2028	2,229,225
	RR 2, Ltd.
1,000,000	Series 2021-2A(c)(d)	3M SOFR + 6.06%	04/15/2036	926,992

See Notes to Financial Statements.

Annual Report | September 30, 2023	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	RR 6, Ltd.
$1,000,000	Series 2021-6A(c)(d)	3M SOFR + 6.11%	04/15/2036	$923,608
	Sapphire Aviation Finance I, Ltd.
2,144,720	Series 2018-1A(c)	5.93%	03/15/2025	1,083,502
	Sapphire Aviation Finance II, Ltd.
341,684	Series 2020-1A(c)	3.23%	03/15/2027	287,725
	Signal Rail I LLC
460,150	Series 2021-1(c)	2.23%	08/17/2028	383,627
	SLG Office Trust
1,100,000	Series 2021-OVA(c)	2.85%	07/15/2031	752,463
	SMB Private Education Loan Trust
177,508	Series 2018-B(c)(d)	1M SOFR + 0.83%	08/15/2027	175,501
968	Series 2021-A(c)	0.00%	01/15/2053	2,747,080
	SMR Mortgage Trust
927,725	Series 2022-IND(c)(d)	1M SOFR + 7.50%	02/15/2024	757,171
	Sofi Alternative Consumer Loan Program
50,000	Series 2021-2(c)	0.00%	08/15/2030	662,439
	Sofi Professional Loan Program Trust
80,000	Series 2018-C(c)	0.00%	01/25/2048	765,562
	Sofi Professional Loan Program, LLC
32,412	Series 2018-A(c)	0.00%	02/25/2042	466,752
	SoFi Professional Loan Program, LLC
300,000	Series 2017-D(c)	3.61%	09/25/2040	266,135
	Sprite, Ltd.
388,765	Series 2021-1(c)	3.75%	10/15/2028	349,065
	Start, Ltd.
470,140	Series 2018-1(c)	4.09%	05/15/2025	416,385
	Sunnova Helios VII Issuer LLC
1,086,560	Series 2021-C(c)	2.63%	10/20/2028	817,077
	Sunnova Sol III Issuer LLC
1,310,548	Series 2021-1(c)	2.58%	04/30/2031	1,030,196
	Sunnova Sol Issuer LLC
891,391	Series 2020-1A(c)	3.35%	01/30/2030	749,584
	Thunderbolt Aircraft Lease, Ltd.
1,139,629	Series 2017-A(c)(k)	4.21%	04/15/2024	1,054,435
	Thunderbolt II Aircraft Lease, Ltd.
4,464,286	Series 2018-A(c)(k)	5.07%	09/15/2038	2,857,187
	TIF Funding II LLC
316,000	Series 2021-1A(c)	1.65%	02/20/2046	262,124
	Tricon Residential
3,700,000	Series 2021-SFR1(c)	4.13%	07/17/2026	3,247,216

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Trimaran Cavu 2019-1, Ltd.
$1,700,000	Series 2019-1A(c)(d)	3M SOFR + 4.41%	07/20/2032	$1,671,831
	TRTX Issuer, Ltd.
354,978	Series 2021-FL4(c)(d)	1M SOFR + 1.31%	03/15/2038	348,116
	UBS Commercial Mortgage Trust
31,908,500	Series 2017-C3(d)(n)	0.54%	08/15/2050	506,662
650,000	Series 2017-C4(d)	4.24%	09/15/2027	564,209
520,000	Series 2018-C10(d)	5.22%	05/15/2028	409,556
1,099,000	Series 2018-C8(d)	4.84%	02/15/2028	883,303
928,000	Series 2018-C9(d)	5.11%	03/15/2028	666,125
	UBS-Barclays Commercial Mortgage Trust
1,993,000	Series 2013-C5(c)(d)	4.08%	03/12/2046	1,330,005
	Upstart Pass-Through Trust
99,970	Series 2021-ST1(c)	2.75%	02/20/2027	97,376
225,441	Series 2021-ST2(c)	2.50%	04/20/2027	218,305
	Upstart Securitization Trust
2,000	Series 2021-2	0.00%	06/20/2031	133,741
	US Auto Funding 2021-1
1,125,000	Series 2021-1A(c)	2.20%	05/15/2026	1,054,272
	Vault DI Issuer LLC
750,000	Series 2021-1A(c)	2.80%	07/15/2026	653,050
	Velocity Commercial Capital Loan Trust
232,152	Series 2018-2(c)(d)	4.05%	09/25/2024	218,488
495,876	Series 2019-1(c)(d)	3.94%	01/25/2027	425,080
229,018	Series 2019-1(c)(d)	4.01%	07/25/2027	191,713
184,186	Series 2019-1(c)(d)	4.12%	11/25/2027	145,163
1,406,099	Series 2021-2(c)(d)	4.92%	12/25/2030	974,444
	VOLT XCVI LLC
4,000,000	Series 2021-NPL5(c)(k)	4.83%	03/27/2051	3,167,602
	Wachovia Bank Commercial Mortgage Trust
8,553	Series 2006-C29(d)(n)	0.45%	11/15/2048	13
	WAVE LLC
1,172,634	Series 2019-1(c)	7.00%	09/15/2044	158,996
	Wells Fargo Commercial Mortgage Trust
1,245,000	Series 2015-NXS4(d)	3.84%	11/15/2025	1,041,132
1,000,000	Series 2016-C33(c)	3.12%	03/15/2059	708,231
5,628,945	Series 2016-C37(c)(d)(n)	1.60%	12/15/2049	219,548
356,000	Series 2016-NXS6	3.81%	11/15/2049	311,359
1,100,000	Series 2018-C45	4.73%	06/15/2028	914,445
134,000	Series 2020-C55	3.14%	02/15/2030	99,848
830,000	Series 2021-C61	3.31%	07/15/2031	534,184

See Notes to Financial Statements.

Annual Report | September 30, 2023	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	WFRBS Commercial Mortgage Trust
$274,303	Series 2013-C14	3.49%	06/15/2046	$255,599
	WF-RBS Commercial Mortgage Trust
2,807,339	Series 2014-C21(d)(n)	1.15%	08/15/2047	19,058
3,446,393	Series 2014-C22(d)(n)	0.91%	09/15/2057	14,271
	Willis Engine Structured Trust V
810,587	Series 2020-A(c)	3.23%	03/15/2028	682,874
	Willis Engine Structured Trust VI
2,075,475	Series 2021-A(c)	7.39%	05/15/2046	1,669,921

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $297,008,000)				233,026,870

U.S. GOVERNMENT BONDS AND NOTES - 14.04%
31,000,000	U.S. Treasury Bonds	4.13%	11/15/2032	29,902,891
1,640,000	U.S. Treasury Bonds	3.50%	02/15/2033	1,504,956
12,170,000	U.S. Treasury Bonds	3.88%	08/15/2033	11,500,650
1,200,000	U.S. Treasury Bonds	2.25%	05/15/2041	823,828
2,030,000	U.S. Treasury Bonds	3.88%	05/15/2043	1,765,148
32,000,000	U.S. Treasury Bonds	1.63%	11/15/2050	16,769,375
1,000,000	U.S. Treasury Bonds	2.88%	05/15/2052	709,258
18,000,000	U.S. Treasury Bonds	3.00%	08/15/2052	13,121,016
1,070,000	U.S. Treasury Bonds	4.00%	11/15/2052	948,622
360,000	U.S. Treasury Bonds	3.63%	05/15/2053	298,153
73,200,000	U.S. Treasury Bonds	4.13%	08/15/2053	66,463,312
1,250,000	U.S. Treasury Notes	4.50%	11/30/2024	1,237,622
10,175,000	U.S. Treasury Notes	4.63%	02/28/2025	10,083,981
2,600,000	U.S. Treasury Notes	3.88%	03/31/2025	2,548,609
300,000	U.S. Treasury Notes	5.00%	08/31/2025	299,414
4,950,000	U.S. Treasury Notes	3.63%	05/15/2026	4,798,600
380,000	U.S. Treasury Notes	4.63%	09/15/2026	378,159
4,655,000	U.S. Treasury Notes	4.00%	06/30/2028	4,531,261
275,000	U.S. Treasury Notes	4.38%	08/31/2028	272,293
255,000	U.S. Treasury Notes	3.63%	03/31/2030	240,567
3,810,000	U.S. Treasury Notes	3.75%	05/31/2030	3,617,714
305,000	U.S. Treasury Notes	3.75%	06/30/2030	289,536

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $191,948,322)				172,104,965

MORTGAGE-BACKED SECURITIES - 1.47%
	Freddie Mac Pool
1,358,020	Series 2022-	4.50%	07/01/2052	1,248,619
2,340,968	Series 2022-	4.50%	09/01/2052	2,151,742

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$1,315,613	Series 2022-	4.50%	10/01/2052	$1,209,270
991,002	Series 2023-	2.00%	02/01/2052	767,594
1,618,877	Series 2023-	5.00%	05/01/2053	1,533,194
2,196,738	Series 2023-	5.00%	06/01/2053	2,092,820
1,988,420	Series 2023-	5.00%	07/01/2053	1,885,664
	Ginnie Mae I Pool
3,088,102	Series 2012-	3.50%	09/15/2042	2,777,727
	Ginnie Mae II Pool
2,830,835	Series 2021-	3.00%	11/20/2051	2,377,591
2,341,186	Series 2022-	3.00%	04/20/2052	1,974,871

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $18,862,652)				18,019,092

MUNICIPAL BONDS - 0.02%
165,000	State of California, General Obligation Bonds	7.55%	04/01/2039	194,513

TOTAL MUNICIPAL BONDS
(Cost $230,892)				194,513

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 18.27%
	Adjustable Rate Mortgage Trust
1,941,627	Series 2005-10(d)	5.41%	01/25/2036	1,489,052
	Alternative Loan Trust
124,705	Series 2005-20CB	5.50%	07/25/2035	98,363
57,869	Series 2005-54CB	5.50%	11/25/2035	31,987
619,276	Series 2005-85CB(d)	1M US L + 1.10%	02/25/2036	471,757
130,781	Series 2005-85CB(d)	21.63% - 3.67 x 1M US L	02/25/2036	84,919
180,222	Series 2005-86CB	5.50%	02/25/2036	104,633
141,694	Series 2005-9CB(d)	1M US L + 0.50%	05/25/2035	122,849
251,649	Series 2005-9CB(d)(n)	5.05% - 1M US L	05/25/2035	3,349
1,028,788	Series 2006-15CB	6.50%	06/25/2036	492,525
103,564	Series 2006-30T1	6.25%	11/25/2036	76,842
95,597	Series 2006-32CB	5.50%	11/25/2036	53,943
221,782	Series 2006-36T2(d)	28.06% - 4.6 x 1M US L	12/25/2036	108,139
806,404	Series 2007-19	6.00%	08/25/2037	409,187
2,687,017	Series 2007-20	6.25%	08/25/2047	1,424,923
754,813	Series 2007-23CB(d)	1M US L + 0.50%	09/25/2037	302,622
720,721	Series 2007-23CB(d)(n)	6.39% - 1M SOFR	09/25/2037	77,151
	American Home Mortgage Investment Trust
157,985	Series 2007-A(c)(k)	6.60%	01/25/2037	26,272

See Notes to Financial Statements.

Annual Report | September 30, 2023	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Banc of America Funding
$1,587,573	Series 2014-R8(c)(d)	1M SOFR + 0.35%	12/26/2024	$1,236,287
	Banc of America Funding Trust
56,922	Series 2006-2	5.50%	03/25/2036	53,191
	BCAP, LLC Trust
99,404	Series 2007-AA2(d)	7.50%	04/25/2037	54,367
64,494	Series 2007-AA2	6.00%	04/25/2037	30,233
4,734,702	Series 2010-RR6(c)(d)	5.90%	07/26/2036	2,174,427
	Bear Stearns ALT-A Trust
4,638,800	Series 2006-3(d)	3.98%	05/25/2036	3,343,057
762,733	Series 2006-6(d)	4.03%	11/25/2036	353,603
	Bear Stearns Asset-Backed Securities Trust
1,186,437	Series 2006-AC1(k)	6.25%	02/25/2036	554,103
	Bear Stearns Structured Products, Inc.
7,018,856	Series 2008-R2(c)(d)	3.81%	06/25/2047	4,901,983
	Chase Mortgage Finance Trust
3,122,955	Series 2007-S2	6.00%	03/25/2037	1,735,765
338,031	Series 2007-S3	5.50%	05/25/2037	3
4,304,302	Series 2007-S4	6.00%	06/25/2037	1,827,517
	ChaseFlex Trust Series
3,366,788	Series 2007-M1(d)	1M SOFR + 0.34%	08/25/2037	2,622,672
	Citicorp Mortgage Securities Trust
299,731	Series 2007-1	6.00%	01/25/2037	257,042
	Citigroup Mortgage Loan Trust
74,739	Series 2009-12(c)	5.50%	11/25/2035	58,147
195,307	Series 2009-4(c)(d)	5.48%	05/25/2035	178,452
	CitiMortgage Alternative Loan Trust
310,987	Series 2007-A1	6.00%	01/25/2037	270,812
61,256	Series 2007-A1(d)(n)	5.40% - 1M US L	01/25/2037	1,268
44,306	Series 2007-A3(d)	6.00%	03/25/2037	38,939
101,962	Series 2007-A3(d)(n)	5.40% - 1M US L	03/25/2037	2,819
312,814	Series 2007-A6	5.50%	06/25/2037	254,208
	Connecticut Avenue Securities Trust
3,842,988	Series 2019-R05(c)(d)	30D US SOFR + 4.21%	07/25/2039	3,974,412
4,250,000	Series 2022-R02(c)(d)	30D US SOFR + 7.65%	01/25/2027	4,432,815
3,685,000	Series 2022-R03(c)(d)	30D US SOFR + 9.85%	03/25/2042	4,109,307
4,125,000	Series 2023-R06(c)(d)	30D US SOFR + 3.90%	07/25/2043	4,238,437

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Countrywide Home Loan Mortgage Pass-Through Trust
$1,170,158	Series 2005-HYB7(d)	3.91%	11/20/2035	$1,049,212
20,820	Series 2005-J4	5.50%	11/25/2035	16,134
1,153,023	Series 2006-18	6.00%	12/25/2036	633,061
139,106	Series 2007-17	6.00%	10/25/2037	96,776
199,339	Series 2007-3	6.00%	04/25/2037	95,027
227,102	Series 2007-7	5.75%	06/25/2037	113,145
	Credit Suisse First Boston Mortgage Securities Corp.
43,804	Series 2005-10	5.50%	11/25/2035	31,931
27,245	Series 2005-8	5.50%	08/25/2025	21,002
4,004,198	Series 2005-9	6.00%	10/25/2035	1,230,504
	Credit Suisse Mortgage Capital Certificates
1,722,478	Series 2006-2	5.75%	03/25/2036	914,481
	CSMC
900,000	Series 2021-NQM6(c)(d)	2.58%	07/25/2066	483,089
	CSMC Mortgage-Backed Trust
143,580	Series 2006-1	6.00%	02/25/2036	43,552
13,043	Series 2006-4	5.50%	05/25/2021	6,925
792,419	Series 2006-5	6.25%	06/25/2036	161,927
61,282	Series 2006-9	6.00%	11/25/2036	36,185
4,339	Series 2007-2	5.00%	03/25/2037	3,295
452,103	Series 2007-3(d)	5.84%	04/25/2037	107,444
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
177,051	Series 2005-6(d)(n)	5.08% - 1M US L	12/25/2035	4,557
77,658	Series 2005-6(d)	1M US L + 1.40%	12/25/2035	60,598
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
100,632	Series 2006-PR1(c)(d)	12.12% - 1M US L	04/15/2036	82,150
	Fannie Mae Interest Strip
6,007,200	Series 2014-419(n)	3.50%	04/25/2044	899,431
	Fannie Mae Pool
3,990,400	Series 2021-	3.00%	10/01/2046	3,377,235
1,982,801	Series 2021-	3.00%	12/01/2048	1,667,864
1,613,984	Series 2021-	4.00%	05/01/2049	1,463,336
2,041,341	Series 2021-	4.00%	06/01/2049	1,853,791
2,404,523	Series 2021-	2.50%	12/01/2051	1,913,962
3,374,185	Series 2022-	3.50%	11/01/2050	2,945,542
1,581,284	Series 2022-	5.00%	07/01/2052	1,493,877
3,000,000	Series Pool #BL4424	2.14%	10/01/2029	2,538,904
3,000,000	Series Pool #BL5156	2.37%	12/01/2029	2,545,770
	Fannie Mae REMICS
5,157,794	Series 2014-1(d)(n)	5.79% - 30D US SOFR	02/25/2044	443,094

See Notes to Financial Statements.

Annual Report | September 30, 2023	69

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$5,711,881	Series 2015-54(d)(n)	6.036% - 30D US SOFR	07/25/2045	$494,961
8,946,570	Series 2020-74(d)(n)	4.10% - 30D US SOFR	10/25/2050	221,608
18,483,257	Series 2020-77(d)(n)	4.10% - 30D SOFR	11/25/2050	438,987
2,176,881	Series 2021-48(d)	3.65% - 30D US SOFR	08/25/2051	43,561
14,877,964	Series 2021-56(n)	2.50%	09/25/2051	1,955,853
	Federal Home Loan Mortgage Corp. Pool
109,882	Series Pool #G01840	5.00%	07/01/2035	107,885
41,226	Series Pool #G04817	5.00%	09/01/2038	40,425
	Federal Home Loan Mortgage Corp. REMICS
581,646	Series 2003-2722(d)	9.89% - 1M US L	12/15/2033	559,060
103,383	Series 2005-R003	5.50%	10/15/2035	102,054
811,700	Series 2006-3244(d)(n)	6.66% - 1M US L	11/15/2036	59,550
40,568	Series 2007-3261(d)(n)	6.43% - 1M US L	01/15/2037	2,495
81,725	Series 2007-3262(d)(n)	6.40% - 1M US L	01/15/2037	3,384
323,886	Series 2007-3301(d)(n)	6.10% - 1M US L	04/15/2037	17,907
240,118	Series 2007-3303(d)(n)	6.10% - 1M US L	04/15/2037	14,505
59,885	Series 2007-3382(d)(n)	6.00% - 1M US L	11/15/2037	2,576
211,794	Series 2007-3384(d)(n)	6.31% - 1M US L	08/15/2036	13,209
71,435	Series 2007-3384(d)(n)	6.39% - 1M US L	11/15/2037	2,920
31,243	Series 2008-3417(d)(n)	6.18% - 1M US L	02/15/2038	1,482
1,289,751	Series 2008-3423(d)(n)	6.00% - 1M US L	03/15/2038	4,440
85,532	Series 2008-3423(d)(n)	5.65% - 1M US L	03/15/2038	3,150
762,665	Series 2009-3510(d)	6.75% - 1M US L	02/15/2037	45,294
213,665	Series 2009-3523(d)(n)	6.00% - 1M US L	04/15/2039	9,674
38,447	Series 2009-3524(d)	3.41%	06/15/2038	35,083
3,265	Series 2009-3549(d)(n)	5.80% - 1M US L	07/15/2039	162
405,214	Series 2009-3560(d)	6.40% - 1M US L	11/15/2036	12,929
140,936	Series 2010-3641	4.50%	03/15/2040	134,147
209,791	Series 2010-3726(d)(n)	6.05% - 1M US L	09/15/2040	13,693
630,775	Series 2010-3728(d)(n)	4.45% - 1M US L	09/15/2040	10,619
270,908	Series 2010-3779	3.50%	12/15/2030	256,910
54,534	Series 2010-3779	4.00%	12/15/2030	52,537
242,218	Series 2010-3779	4.50%	12/15/2040	226,373
27,133	Series 2011-3786(d)	9.50% - 1M US L	01/15/2041	16,480
170,553	Series 2011-3808	3.50%	02/15/2031	161,601
449,172	Series 2011-3815(d)(n)	5.85% - 1M US L	02/15/2041	26,736
151,344	Series 2011-3824	3.50%	03/15/2031	143,399
227,500	Series 2011-3824(d)	7.10% - 1M US L	08/15/2036	22,617
256,108	Series 2011-3863	5.50%	08/15/2034	252,490
302,749	Series 2011-3864(d)	9.20% - 1M US L	05/15/2041	199,077
275,018	Series 2011-3871	5.50%	06/15/2041	271,721
252,792	Series 2011-3872(d)(n)	5.95% - 1M US L	06/15/2041	12,944

See Notes to Financial Statements.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$1,713,320	Series 2011-3910	5.00%	08/15/2041	$1,669,342
1,099,448	Series 2011-3924(d)(n)	6.00% - 1M US L	09/15/2041	42,324
1,516,602	Series 2012-3(d)(n)	5.95% - 1M US L	02/25/2042	98,602
836,377	Series 2013-4170(d)	4.05% - 1M US L	01/15/2033	708,259
2,097,207	Series 2013-4239	0.00%	07/15/2043	1,154,324
2,635,376	Series 2014-4413	3.50%	11/15/2044	2,335,050
3,879,828	Series 2015-4434	3.00%	02/15/2045	3,101,503
3,717,206	Series 2015-4440	2.50%	02/15/2045	3,126,955
	Federal National Mortgage Association Pool
29,845	Series Pool #555743	5.00%	09/01/2033	29,262
35,068	Series Pool #735382	5.00%	04/01/2035	34,382
98,142	Series Pool #735383	5.00%	04/01/2035	96,223
62,922	Series Pool #735484	5.00%	05/01/2035	61,692
18,633	Series Pool #AH4437	4.00%	01/01/2041	16,810
	Federal National Mortgage Association REMICS
19,174	Series 2004-46(d)	6.00% - 1M US L	03/25/2034	191
125,635	Series 2006-101(d)(n)	6.47% - 30D US SOFR	10/25/2036	9,639
363,660	Series 2006-123(d)(n)	6.32% - 1M US L	01/25/2037	26,785
1,678,720	Series 2006-92(d)(n)	6.47% - 30D US SOFR	10/25/2036	129,460
52,539	Series 2007-102(d)(n)	6.40% - 1M US L	11/25/2037	2,412
37,682	Series 2007-108(d)(n)	6.36% - 1M US L	12/25/2037	1,752
5,998	Series 2007-30(d)(n)	6.11% - 1M US L	04/25/2037	301
224,039	Series 2007-38(d)(n)	6.08% - 1M US L	05/25/2037	7,862
9,235	Series 2007-51(d)(n)	6.10% - 1M US L	06/25/2037	340
27,376	Series 2007-53(d)(n)	6.10% - 1M US L	06/25/2037	1,058
252,604	Series 2007-57(d)(n)	6.62% - 1M US L	10/25/2036	17,528
56,704	Series 2007-68(d)(n)	6.65% - 1M US L	07/25/2037	3,098
368,705	Series 2008-3(d)(n)	6.46% - 1M US L	02/25/2038	19,996
35,457	Series 2008-56(d)(n)	6.06% - 1M US L	07/25/2038	999
10,091	Series 2008-81	5.50%	09/25/2038	9,842
119,198	Series 2009-111	5.00%	01/25/2040	116,138
54,921	Series 2009-111(d)(n)	6.25% - 1M US L	01/25/2040	4,038
490,676	Series 2009-12(d)(n)	6.60% - 1M US L	03/25/2036	26,780
14,015	Series 2009-28(d)	6.00% - 1M US L	04/25/2037	507
90,991	Series 2009-41	4.50%	06/25/2039	87,015
40,419	Series 2009-42(d)(n)	6.00% - 1M US L	06/25/2039	1,681
75,810	Series 2009-47(d)(n)	6.10% - 1M US L	07/25/2039	3,926
30,786	Series 2009-62(d)(n)	6.10% - 1M US L	08/25/2039	724
31,997	Series 2009-66(d)	5.80% - 1M US L	02/25/2038	1,517
26,543	Series 2009-68(d)(n)	5.25% - 1M US L	09/25/2039	691
92,289	Series 2010-11(d)(n)	4.80% - 1M US L	02/25/2040	2,372
16,553	Series 2010-111(d)(n)	6.00% - 1M US L	10/25/2040	638
48,782	Series 2010-112	4.00%	10/25/2040	45,002

See Notes to Financial Statements.

Annual Report | September 30, 2023	71

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$69,178	Series 2010-115(d)	6.60% - 1M US L	11/25/2039	$4,691
895,289	Series 2010-115(d)(n)	6.00% - 1M US L	10/25/2040	67,724
2,109,681	Series 2010-123(d)(n)	6.05% - 1M US L	11/25/2040	152,629
356,865	Series 2010-15(d)(n)	4.95% - 1M US L	03/25/2040	11,807
22,074	Series 2010-34(d)(n)	4.93% - 1M US L	04/25/2040	557
29,242	Series 2010-4(d)(n)	6.23% - 1M US L	02/25/2040	1,388
34,904	Series 2010-58(d)	12.47% - 1M US L	06/25/2040	28,555
1,223,329	Series 2010-75	4.50%	07/25/2040	1,163,376
94,623	Series 2010-9(d)(n)	4.75% - 1M US L	02/25/2040	1,701
17,991	Series 2010-9(d)(n)	5.30% - 1M US L	02/25/2040	604
5,151	Series 2010-90(d)(n)	6.00% - 1M US L	08/25/2040	282
137,262	Series 2011-16	3.50%	03/25/2031	129,925
119,279	Series 2011-25	3.00%	04/25/2026	115,914
158,456	Series 2011-29	3.50%	04/25/2031	149,945
1,699,625	Series 2012-106(d)(n)	6.16% - 1M US L	10/25/2042	114,181
262,964	Series 2012-124(d)	7.79% - 1M US L	11/25/2042	152,157
105,410	Series 2012-29(d)(n)	6.00% - 1M US L	04/25/2042	6,145
305,741	Series 2012-32(n)	5.00%	04/25/2042	47,088
1,615,165	Series 2012-65(d)(n)	5.98% - 1M US L	06/25/2042	113,429
635,852	Series 2018-21	0.00%	04/25/2048	465,241
	First Horizon Alternative Mortgage Securities Trust
465,090	Series 2005-FA6	5.50%	09/25/2035	246,824
	First Horizon Mortgage Pass-Through Trust
456,754	Series 2007-AR3(d)	4.64%	11/25/2037	210,871
	Freddie Mac Pool
3,816,646	Series 2021-	2.00%	11/01/2050	2,994,217
1,554,960	Series 2022-	3.00%	03/01/2052	1,297,961
2,485,278	Series 2022-	4.00%	06/01/2052	2,216,628
	Freddie Mac REMICS
2,107,302	Series 2011-3972(d)(n)	5.79% - 30D US SOFR	12/15/2041	136,203
2,139,195	Series 2020-5007(d)(n)	5.99% - 30D US SOFR	08/25/2050	193,117
4,008,359	Series 2020-5041	2.00%	11/25/2050	433,877
11,549,208	Series 2020-5057(n)	3.00%	11/25/2050	1,798,697
8,866,424	Series 2021-5070(n)	3.50%	02/25/2051	1,319,193
	Freddie Mac STACR REMIC Trust
4,300,000	Series 2020-DNA6(c)(d)	30D US SOFR + 5.65%	12/25/2050	4,468,093
2,500,000	Series 2021-DNA1(c)(d)	30D US SOFR + 4.75%	01/25/2051	2,467,247
2,750,000	Series 2021-HQA2(c)(d)	30D US SOFR + 3.15%	12/25/2033	2,723,448

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Freddie Mac Structured Agency Credit Risk Debt Notes
$3,000,000	Series 2021-DNA2(c)(d)	30D US SOFR + 6.00%	08/25/2033	$3,123,021
	GCAT
1,500,000	Series 2021-NQM4(c)(d)	2.47%	08/25/2025	797,430
	Ginnie Mae II Pool
5,070,164	Series 2021-	2.50%	10/20/2051	4,132,428
1,505,072	Series 2021-	2.50%	11/20/2051	1,217,705
	Government National Mortgage Association
25,992	Series 2004-83(d)(n)	6.08% - 1M US L	10/20/2034	1,049
24,477	Series 2008-6(d)(n)	6.46% - 1M US L	02/20/2038	14
22,987	Series 2008-67(d)(n)	6.00% - 1M US L	08/20/2038	36
360,921	Series 2008-69(d)(n)	7.63% - 1M US L	08/20/2038	22,442
35,924	Series 2009-10(d)(n)	6.65% - 1M US L	02/16/2039	2,373
372,080	Series 2009-35	4.50%	05/20/2039	354,519
1,526,165	Series 2009-58(d)(n)	6.25% - 1M US L	06/20/2039	86,435
26,095	Series 2009-6(d)	5.95% - 1M US L	02/20/2038	8
724,550	Series 2009-75	5.00%	09/20/2039	702,575
1,728,198	Series 2010-121(d)(n)	6.00% - 1M US L	09/20/2040	143,614
27,527	Series 2010-61(d)(n)	6.44% - 1M SOFR	09/20/2039	1,151
750,146	Series 2010-85(d)	1M SOFR + 0.67%	07/20/2040	736,488
41,142	Series 2010-98(d)	5.47%	03/20/2039	2,109
27,006,768	Series 2010-H20(d)(n)	1.36%	10/20/2060	629,873
226,173	Series 2011-69	0.00%	05/20/2041	183,131
740,059	Series 2011-71	4.50%	02/20/2041	712,447
522,192	Series 2011-71(d)(n)	5.40% - 1M US L	05/20/2041	28,125
154,321	Series 2011-72(d)(n)	6.15% - 1M US L	05/20/2041	8,430
792,354	Series 2011-89(d)(n)	5.45% - 1M US L	06/20/2041	43,514
1,511,473	Series 2013-113(d)(n)	6.25% - 1M US L	03/20/2043	61,412
2,837,957	Series 2013-122(d)(n)	6.10% - 1M US L	08/16/2043	204,156
2,172,192	Series 2013-148(d)(n)	5.68% - 1M US L	10/16/2043	112,603
2,227,043	Series 2013-186(d)(n)	6.25% - 1M US L	02/16/2043	94,558
1,742,545	Series 2014-156(d)(n)	6.25% - 1M US L	10/20/2044	135,113
3,457,923	Series 2014-4(d)(n)	6.10% - 1M US L	01/16/2044	257,736
4,346,409	Series 2014-41(d)(n)	5.99% - 1M SOFR	03/20/2044	326,141
1,718,772	Series 2014-5(d)(n)	6.15% - 1M US L	07/20/2043	77,655
2,871,113	Series 2014-95(d)(n)	6.25% - 1M US L	06/16/2044	160,395
13,277,252	Series 2016-162(d)(n)	0.68%	09/16/2058	398,060
1,586,415	Series 2016-89(d)	1M SOFR + 0.56%	07/20/2046	1,537,426
14,175,883	Series 2016-H21(d)(n)	0.55%	09/20/2066	512,006
4,820,479	Series 2018-97(d)(n)	6.09% - 1M SOFR	07/20/2048	407,336
489,031	Series 2019-112(d)	1M SOFR + 0.51%	09/20/2049	471,851
10,105,462	Series 2019-22(d)	5.49% - 1M SOFR	02/20/2045	715,852
1,400,123	Series 2019-90(d)	1M SOFR + 0.46%	07/20/2049	1,347,485
4,510,876	Series 2019-92(d)(n)	5.99% - 1M SOFR	07/20/2049	364,459

See Notes to Financial Statements.

Annual Report | September 30, 2023	73

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$17,894,067	Series 2019-H10(d)(n)	0.01%	06/20/2069	$507,844
4,700,370	Series 2019-H18(d)(n)	0.04%	11/20/2069	181,974
9,185,385	Series 2020-112(d)(n)	6.14% - 1M SOFR	08/20/2050	756,212
12,756,882	Series 2020-146(d)(n)	6.19% - 1M SOFR	10/20/2050	1,317,135
16,661,583	Series 2020-146(d)(n)	3.75% - 1M US L	10/20/2050	320,382
12,115,402	Series 2020-167(d)(n)	3.75% - 1M US L	11/20/2050	203,924
17,525,972	Series 2020-168(d)(n)	0.98%	12/16/2062	1,226,671
4,613,041	Series 2020-188(d)	6.19% - 1M SOFR	11/20/2050	495,173
18,500,812	Series 2020-H18(d)(n)	0.09%	09/20/2070	797,439
15,004,396	Series 2021-1	2.50%	01/20/2051	2,050,138
10,180,046	Series 2021-1(d)(n)	6.19% - 1M SOFR	01/20/2051	1,011,854
10,033,821	Series 2021-107(d)(n)	3.75% - 1M US L	06/20/2051	211,294
1,563,496	Series 2021-117	3.50%	06/20/2051	242,657
13,425,766	Series 2021-160	2.50%	06/20/2051	1,461,787
17,228,067	Series 2021-52(d)	0.72%	04/16/2063	929,663
23,646,143	Series 2021-59(d)(n)	2.60% - 30D US SOFR	04/20/2051	105,370
13,259,851	Series 2021-7(n)	2.50%	01/20/2051	1,704,110
13,311,143	Series 2021-76	3.00%	08/20/2050	1,941,049
12,074,105	Series 2021-77(d)	3.75% - 1M US L	05/20/2051	200,833
15,646,218	Series 2021-77	2.50%	05/20/2051	1,737,505
6,109,031	Series 2021-89(d)(n)	3.75% - 1M US L	05/20/2051	91,403
9,561,160	Series 2021-97(d)(n)	3.75% - 1M US L	06/20/2051	137,297
29,221,687	Series 2021-97(d)(n)	3M US L + 2.44%	06/20/2051	145,089
30,559,941	Series 2021-H06(d)	0.40%	04/20/2071	743,285
12,732,802	Series 2021-H08(d)	0.25%	05/20/2071	272,292
57,658,074	Series 2021-H12(d)	0.09%	08/20/2071	970,772
37,844,257	Series 2022-1(d)(n)	2.65% - 30D US SOFR	01/20/2052	177,951
26,864,065	Series 2022-48(d)(n)	0.71%	01/16/2064	1,628,701
	GSR Mortgage Loan Trust
894,844	Series 2006-2F	5.25%	02/25/2036	362,357
1,561,723	Series 2007-2F	6.00%	03/25/2037	840,938
674,216	Series 2007-AR2(d)	3.70%	05/25/2037	375,216
	Homeward Opportunities Fund Trust
56,681	Series 2020-BPL1(c)(k)	8.44%	08/25/2025	56,743
	Impac CMB Trust
82,839	Series 2004-10(d)	1M SOFR + 0.81%	03/25/2035	68,466
	Imperial Fund Mortgage Trust
1,000,000	Series 2021-NQM4(c)(d)	3.45%	01/25/2057	631,728
	IndyMac IMJA Mortgage Loan Trust
981,247	Series 2007-A1	6.00%	08/25/2037	385,064
	IndyMac IMSC Mortgage Loan Trust
4,670,817	Series 2007-F2	6.50%	07/25/2037	1,478,811

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	JP Morgan Alternative Loan Trust
$155,342	Series 2005-S1	6.00%	12/25/2035	$103,784
23,214	Series 2006-S3(k)	6.62%	08/25/2036	21,678
	JP Morgan Mortgage Trust
5,210,765	Series 2005-S2	6.00%	09/25/2035	3,754,326
775,079	Series 2007-S3	6.00%	07/25/2037	371,407
	JP Morgan Resecuritization Trust
522,761	Series 2011-1(c)(d)	6.00%	06/26/2037	386,213
1,955,036	Series 2014-6(c)(d)	1M SOFR + 0.32%	07/27/2046	1,795,438
	Legacy Mortgage Asset Trust
14,254,196	Series 2019-GS7(c)(k)	7.50%	11/25/2059	11,962,801
	Lehman Mortgage Trust
388,316	Series 2006-6	5.50%	10/25/2036	258,269
3,846,951	Series 2006-7(d)	1M US L + 0.25%	11/25/2036	303,426
3,846,951	Series 2006-7(d)(n)	7.75% - 1M US L	11/25/2036	293,328
1,161,709	Series 2006-8(d)	1M US L + 0.42%	12/25/2036	236,048
1,161,709	Series 2006-8(d)(n)	6.47% - 1M SOFR	12/25/2036	91,386
253,084	Series 2007-10	6.50%	01/25/2038	72,508
	LHOME Mortgage Trust
301,606	Series 2021-RTL1(c)(d)	2.09%	02/25/2026	300,384
4,400,000	Series 2021-RTL1(c)(d)	5.46%	02/25/2026	3,961,164
1,500,000	Series 2021-RTL2(c)(k)	4.61%	01/25/2024	1,317,656
	Merrill Lynch Alternative Note Asset Trust
687,842	Series 2007-F1(k)	6.00%	03/25/2037	73,845
	MFA
1,891,168	Series 2023-NQM3(c)	6.62%	07/25/2068	1,901,265
	Morgan Stanley Mortgage Loan Trust
1,013,842	Series 2005-3AR(d)	4.63%	07/25/2035	837,671
2,201,128	Series 2006-11	6.00%	08/25/2036	1,317,881
2,510,743	Series 2006-1AR(d)	1M SOFR + 0.39%	02/25/2036	1,555,644
611,809	Series 2006-7(d)	5.22%	06/25/2036	387,429
641,552	Series 2006-7	6.00%	06/25/2036	327,325
	Morgan Stanley Re-REMIC Trust
3,715	Series 2011-R1(c)(d)	5.94%	02/26/2037	3,706
	Morgan Stanley Residential Mortgage Loan Trust
283,594	Series 2020-RPL1(c)(d)	2.69%	10/25/2023	274,679
	NewRez Warehouse Securitization Trust
3,943,333	Series 2021-1(c)(d)	1M SOFR + 5.36%	05/25/2055	3,946,941
	Nomura Asset Acceptance Corp. Alternative Loan Trust
961,717	Series 2005-AP3(d)	5.32%	08/25/2035	446,774
	PR Mortgage Loan Trust
6,287,838	Series 2014-1(c)(d)	5.85%	10/25/2049	5,619,507

See Notes to Financial Statements.

Annual Report | September 30, 2023	75

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Prime Mortgage Trust
$45,336	Series 2006-DR1(c)	5.50%	05/25/2035	$38,242
	RBSGC Structured Trust
104,294	Series 2008-B(c)	6.00%	06/25/2037	89,498
	Residential Accredit Loans, Inc.
3,154,991	Series 2006-QA5(d)	1M US L + 0.22%	07/25/2036	1,327,155
1,196,313	Series 2006-QS10	6.50%	08/25/2036	986,031
299,010	Series 2006-QS6	6.00%	06/25/2036	232,187
734,766	Series 2006-QS7	6.00%	06/25/2036	555,870
38,628	Series 2006-QS7(d)	1M US L + 0.40%	06/25/2036	27,429
115,884	Series 2006-QS7(d)(n)	5.60% - 1M US L	06/25/2036	3,647
49,964	Series 2006-QS8(d)	1M US L + 0.45%	08/25/2036	36,053
149,892	Series 2006-QS8(d)(n)	5.55% - 1M US L	08/25/2036	6,768
4,703	Series 2007-QS6(d)	55.00% - 8.33 x 1M US L	04/25/2037	3,971
432,949	Series 2007-QS9	6.50%	07/25/2037	329,691
232,375	Series 2008-QR1	6.00%	08/25/2036	174,355
	Residential Asset Securitization Trust
382,984	Series 2006-A1	6.00%	04/25/2036	176,890
861,709	Series 2006-A2	6.00%	05/25/2036	357,513
903,474	Series 2006-A6	6.50%	07/25/2036	265,989
243,132	Series 2006-A8	6.00%	08/25/2036	148,343
148,210	Series 2006-A8	6.50%	08/25/2036	42,055
313,795	Series 2006-A8(d)(n)	5.90% - 1M US L	08/25/2036	20,272
1,329,926	Series 2007-A1	6.00%	03/25/2037	432,575
56,859	Series 2007-A6	6.00%	06/25/2037	30,626
2,535,061	Series 2007-A7	6.00%	07/25/2037	1,025,055
	Residential Funding Mortgage Securities I Trust
374,791	Series 2006-S3	5.50%	03/25/2036	297,116
73,411	Series 2006-S6	6.00%	07/25/2036	59,650
202,410	Series 2007-S3	6.00%	03/25/2037	139,778
116,331	Series 2007-S6	6.00%	06/25/2037	82,389
	Residential Mortgage Loan Trust
3,250,000	Series 2020-1(c)(d)	4.67%	01/26/2060	2,419,436
	Sequoia Mortgage Trust
882,937	Series 2007-3(d)	3.92%	07/20/2037	703,429
	Structured Adjustable Rate Mortgage Loan Trust
496,259	Series 2005-15(d)	4.62%	07/25/2035	267,570
	Structured Asset Securities Corp.
136,769	Series 2005-RF1(c)(d)	1M US L + 0.35%	03/25/2035	116,756
136,769	Series 2005-RF1(c)(d)(n)	0.00%	03/25/2035	1
	TBW Mortgage-Backed Trust
1,392,311	Series 2006-2	7.00%	07/25/2036	239,322

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
	Verus Securitization Trust
$2,300,000	Series 2019-INV3(c)(d)	3.28%	11/25/2059	$1,921,723
1,500,000	Series 2021-4(c)(d)	2.20%	07/25/2066	809,326
1,400,000	Series 2021-6(c)(d)	4.05%	10/25/2066	881,089
2,000,000	Series 2021-7(c)(d)	4.19%	10/25/2066	1,188,561
7,706,000	Series 2022-4(c)(d)	4.71%	04/25/2067	5,299,068
1,745,097	Series 2023-3(c)(d)(k)	6.44%	03/25/2068	1,730,238
1,808,477	Series 2023-INV1(c)(d)(k)	6.00%	02/25/2068	1,789,851
	Wachovia Mortgage Loan Trust, LLC Series Trust
46,007	Series 2005-B(d)	4.24%	10/20/2035	43,206
	Washington Mutual Alternative Mortgage Pass-Through Certificates
37,275	Series 2005-9	5.50%	11/25/2035	27,700
308,704	Series 2006-5	6.00%	07/25/2036	207,973
	Washington Mutual Mortgage Pass-Through Certificates Trust
510,766	Series 2006-2	6.00%	03/25/2036	469,346
	Wells Fargo Alternative Loan Trust
200,246	Series 2007-PA2(d)	1M US L + 0.43%	06/25/2037	160,906
200,242	Series 2007-PA2(d)(n)	6.07% - 1M US L	06/25/2037	10,553
114,647	Series 2007-PA3	5.75%	07/25/2037	93,755
240,929	Series 2007-PA3	6.25%	07/25/2037	199,196

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $336,532,272)				223,914,337

Shares/Description				Value
Warrants - 0.00%(l)
219,520	Oas SA, Strike Price 1.00, Expires 05/16/2039(a)(m)			–

TOTAL WARRANTS
(Cost $0)				–

Short-Term Investments - 2.70%
Money Market Fund - 1.89%
23,099,473	State Street Institutional Trust (7 Day Yield 5.28%)			23,099,473

Principal Amount/Description		Rate	Maturity	Value
U.S. Treasury - 0.81%
$10,000,000	United States Treasury Bill(j)	0.00%	12/28/2023	9,871,554
70,000	United States Treasury Bill(j)	0.00%	01/18/2024	68,887

See Notes to Financial Statements.

Annual Report | September 30, 2023	77

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description (continued)	Rate (continued)	Maturity (continued)	Value (continued)
			$9,940,441

TOTAL SHORT-TERM INVESTMENTS
(Cost $33,059,826)			$33,039,914

TOTAL INVESTMENTS - 99.01%
(Cost $1,490,786,426)			$1,213,503,784
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.90%			12,143,568
NET ASSETS - 100.00%			$1,225,647,352

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

SOFR - Secured Overnight Financing Rate Data

TI - Treasury Index

Rates:

1M  US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

3M  US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

6M  US L - 6 Month LIBOR as of September 30, 2023 was 5.90%

1D SOFR - 1 Day SOFR as of September 30, 2023 was 5.31%

30D SOFR - 30 Day SOFR as of September 30, 2023 was 5.32%

1Y  US TI - 1 Year TI as of September 30, 2023 was 5.46%

5Y US TI - 5 Year TI as of September 30, 2023 was 4.60%

10Y US TI - 10 Year TI as of September 30, 2023 was 4.59%

(a)	Non-income producing security.

(b)	Affiliated company. See Notes to Financial Statements.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $387,257,434, which represents approximately 31.60% of net assets as of September 30, 2023.

(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

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RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2023

(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, as amended, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, as amended, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (the "Board"). As of September 30, 2023, the aggregate fair value of those securities was $21,393,003, representing 1.75% of net assets.

(g)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis. (h) Security is currently in default.

(i)	Security does not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2023.

(l)	Less than 0.005%.

(m)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(n)	Interest only securities.

Futures Contracts:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
10-Yr U.S. Treasury Note Futures	355	December 2023	$39,604,687	$(1,090,663)
			$39,604,687	$(1,090,663)

See Notes to Financial Statements.

Annual Report | September 30, 2023	79

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - 2.04%
1,100,000	Golub Capital BDC, Inc., 3.375%, 04/15/2024	$1,080,590

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $1,085,357)		1,080,590

CLOSED-END FUNDS - 7.86%
56,446	First Trust High Yield Opportunities 2027 Term Fund	751,861
27,759	Nuveen Variable Rate Preferred & Income Fund	434,983
39,956	The New America High Income Fund, Inc.	258,915
583,228	Western Asset High Income Opportunity Fund, Inc.	2,122,950
73,617	Western Asset Inflation-Linked Opportunities & Income Fund	605,868

TOTAL CLOSED-END FUNDS
(Cost $4,622,891)		4,174,577

COMMON STOCKS - 0.16%
3,304	PHI Group, Inc.(a)(b)	85,342
6	Toys R Us Propco Equity(b)	33

TOTAL COMMON STOCKS
(Cost $65,834)		85,375

EXCHANGE TRADED FUNDS - 2.10%
10,900	iShares iBoxx ® Investment Grade Corporate Bond ETF	1,112,018

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,123,227)		1,112,018

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 17.10%(c)
Germany - 0.43%
$228,834	Springer Nature Deutschland GmbH, First Lien - Initial B18 Term Loan	1M US L + 3.00%, 0.75% Floor	08/14/2026	229,148

Great Britain - 0.94%
245,625	City Football Group Limited, TL	1M SOFR + 3.00%	07/09/2028	245,063

125,631	EG Group, Ltd., First Lien - Additional Facility Term Loan	1M SOFR + 4.00%	02/07/2025	124,427
131,604	Osmosis Buyer, Ltd., First Lien - Initial B Term Loan	3M US L + 2.75%, 0.50% Floor	06/17/2028	130,483
				499,973

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Luxembourg - 0.46%
$243,095	Surf Holdings S.a r.l., First Lien - Dollar Tranche Term Loan	1M SOFR + 3.50%	03/05/2027	$242,877

Netherlands - 0.31%
136,190	Sigma Holdco B.V., First Lien - Facility B4 (GBP) Term Loan	6M US L + 4.00%	07/02/2025	164,920

United States - 14.96%
48,983	Adavantage Sales & Marketing Inc., First Lien	3M SOFR + 4.50%	10/28/2027	47,323
43,240	Adtalem Global Education, Inc., First Lien - B Term Loan	3M US L + 3.00%, 0.75% Floor	08/12/2028	43,267
122,500	Allied Universal Holdco LLC, First Lien - Initial U.S. Dollar Term Loan(d)	1M US L + 3.75%, 0.50% Floor	05/12/2028	118,525
55,440	Amentum Government Services Holdings, LLC, First Lien	1M SOFR + 4.00%	02/07/2029	54,817
96,285	American Auto Auction Group, LLC, First Lien	3M SOFR + 5.00%	12/30/2027	91,471
51,808	American Rock Salt Company LLC, First Lien - Initial Term Loan	3M US L + 3.25%, 0.75% Floor	06/09/2028	48,224
43,025	Ankura Consulting Group LLC, First Lien - Closing Date Term Loan	3M US L + 4.00%, 0.75% Floor	03/17/2028	42,819
53,763	Artera Services, LLC, TL	L + 3.50%, 1.00% Floor	03/06/2025	50,537
27,539	ASP Blade Holdings, Inc. TLB 1L	3M SOFR + 4.00%	10/07/2028	24,398
234,445	Astoria Energy LLC, First Lien - B Advance (2020) Term Loan	3M US L + 4.25%, 1.00% Floor	12/10/2027	234,906
138,501	Asurion LLC, First Lien - New B-8 Term Loan	1M SOFR + 3.25%	12/23/2026	135,904
98,000	Azalea TopCo, Inc., First Lien	3M US L + 4.00%, 0.75% Floor	07/24/2026	94,733
156,706	BCP Renaissance Parent LLC, First Lien	3M SOFR + 3.50%, 1.00% Floor	10/31/2026	156,678
69,715	BCPE North Star US Holdco 2, Inc., First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	06/09/2028	62,743
98,750	Bengal Debt Merger Sub, LLC, First Lien	3M SOFR + 3.25%	01/19/2029	94,149
25,000	Bengal Debt Merger Sub, LLC, Second Lien	3M SOFR + 6.00%	01/18/2030	20,527
221,478	Brookfield WEC Holdings, Inc., First Lien - Initial (2021) Term Loan	3M US L + 2.75%, 0.50% Floor	08/01/2025	221,607
25,545	Carnival Corporation TLB 1L	1M SOFR + 3.25%	10/06/2028	25,460

See Notes to Financial Statements.

Annual Report | September 30, 2023	81

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$173,897	Charter Next Generation, Inc., First Lien - Initial (2021) Term Loan	1M SOFR + 3.75%, 0.75% Floor	12/01/2027	$172,556
	Clydesdale Acquisition Holdings, Inc.,	1M SOFR + 4.175%, 0.50%
123,438	First Lien	Floor	04/13/2029	121,936
122,500	Consilio/Skopima 5/21 Cov-Lite TLB	1M SOFR + 4.00%	05/12/2028	119,534
24,121	CPV Maryland LLC, First Lien - B Advance Term Loan	3M US L + 5.25%, 1.00% Floor	05/11/2028	24,019
146,625	CQP Holdco LP TLB	3M US L + 4.00%	06/05/2028	146,942
63,140	DIRECTV Financing LLC, First Lien - Closing Date Term Loan	1M SOFR + 5.00%, 0.75% Floor	08/02/2027	61,851
25,697	Diversitech Holdings, Inc.	3M SOFR + 3.75%	12/15/2028	25,604
245,000	DRW Holdings LLC, First Lien - Initial Term Loan	1M SOFR + 3.75%	03/01/2028	244,897
76,830	Electron BidCo, Inc. TL 1L	1M SOFR + 3.00%	10/07/2028	76,616
147,750	Fertitta Entertainment, LLC, First Lien	1M SOFR + 4.00%	01/13/2029	146,511
237,651	Flynn Restaurant Group LP, First Lien	1M SOFR + 4.25%, 0.50% Floor	12/03/2028	236,959
243,163	Great Outdoors Group LLC, First Lien	1M SOFR + 3.75%, 0.75% Floor	03/05/2028	242,968
243,750	Greeneden U.S. Holdings I LLC, First Lien - Initial Dollar (2020) Term Loan	1M SOFR + 4.00%, 0.75% Floor	12/01/2027	244,235
241,394	Harbor Freight Tools USA, Inc., First Lien - Initial (2021) Term Loan	L + 2.75%, 0.50% Floor	10/19/2027	239,926
148,500	Houghton Mifflin Harcrt Co Tl 1L	3M SOFR + 5.25%	04/04/2029	140,952
61,425	Hudson River Trading LLC, First Lien	1M US L + 3.00%	03/20/2028	61,156
62,213	Hunter Douglas, Inc., First Lien	3M SOFR + 3.50%	02/09/2029	60,735
61,801	Intelsat Jackson Holdings S.A.TLB 1L	3M SOFR + 4.25%	01/26/2029	61,742
244,388	IRB Holding Corp., First Lien	1M SOFR + 3.00%, 0.75% Floor	12/15/2027	243,788
205,759	LogMeIn, Inc., First Lien - Initial Term Loan	3M SOFR + 4.75%	08/31/2027	137,625
98,098	LTI Holdings, Inc., First Lien	1M SOFR + 4.75%	07/24/2026	96,217
44,965	Majordrive Holdings IV LLC, First Lien - Initial Term Loan	3M US L + 3.75%, 0.50% Floor	06/01/2028	44,628
58,263	McAfee Corp., First Lien	1M SOFR + 3.75%	02/02/2029	57,006
34,404	Merion Rose Merger Sub, Inc., First Lien	3M SOFR + 4.00%	12/08/2028	31,124
187,500	Mileage Plus Holdings LLC, First Lien - Initial Term Loan	3M SOFR + 5.25%, 1.00% Floor	06/21/2027	195,085

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$69,935	Mitchell International, Inc. TLB	1M SOFR + 3.75%	10/01/2028	$68,906
228,558	Natgasoline LLC, First Lien - Initial Term Loan	3M SOFR + 3.50%	11/14/2025	228,415
48,648	Oryx Midstream Services Permian Basin LLC, First Lien	1M SOFR + 3.25%, 0.50% Floor	10/05/2028	48,694
142,116	Pactiv Evergreen, Inc., First Lien - Tranche B-2 U.S. Term Loan	1M US L + 3.25%	02/05/2026	142,227
58,218	Parkway Generation, LLC, First Lien	6M US L + 4.75%	11/05/2028	58,227
97,215	PetVet Care Centers LLC, First Lien - 2021 Replacement Term Loan	3M US L + 3.50%, 0.75% Floor	02/14/2025	96,911
94,050	PMHC II, INC.TLB 1L	3M SOFR + 4.25%	02/02/2029	89,016
32,340	Polaris Newco LLC, First Lien - Dollar Term Loan	L + 4.00%, 0.50% Floor	06/04/2028	31,046
240,625	Pug LLC, First Lien - USD B Term Loan	1M SOFR + 3.50%	02/12/2027	227,842
135,134	Recorded Books, Inc., First Lien - 2021 Replacement Term Loan	3M US L + 2.75%	08/29/2025	135,332
108,927	Redwood Star Merger Sub, Inc.	1M SOFR + 4.50%	03/16/2029	108,840
54,175	Restaurant Technologies, Inc. TLB 1L	3M SOFR + 4.25%	03/17/2029	52,798
40,095	SCIH Salt Holdings, Inc., First Lien - Incremental B-1 Term Loan	3M US L + 3.50%, 0.75% Floor	03/16/2027	39,915
147,000	SeaWorld Parks & Entertainment, Inc., First Lien - B Term Loan	L + 3.00%, 0.50% Floor	08/25/2028	146,847
39,451	Secure Acquisition, Inc.	3M SOFR + 5.00%	12/15/2028	39,204
5,948	Secure Acquisition, Inc., First Lien	3M US L + 5.00%, 0.50% Floor	12/23/2028	5,911
43,126	SM Wellness Holdings, Inc., First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	04/17/2028	40,538
250,000	Sotera Health Holdings LLC, First Lien - Refinancing Term Loan	3M US L + 3.25%, 0.50% Floor	12/11/2026	248,531
	Spin Holdco, Inc., First Lien - Initial	1M US L + 3.50%,
136,326	Term Loan	0.75% Floor	03/04/2028	118,359
98,000	Tiger Acquisition LLC, First Lien - Initial Term Loan	L + 3.25%, 0.50% Floor	06/01/2028	96,974
71,431	Triton Water Holdings, Inc., First Lien - Initial Term Loan	3M SOFR + 3.25%, 0.50% Floor	03/31/2028	69,764
243,173	UKG, Inc., First Lien	3M SOFR + 3.25%, 0.50% Floor	05/03/2026	242,759
38,801	United AirLines, Inc., First Lien - Class B Term Loan	1M SOFR + 3.75%, 0.75% Floor	04/21/2028	38,922
206,299	University Support Services LLC, First Lien	1M SOFR + 3.25%, 0.50% Floor	02/10/2029	204,855

See Notes to Financial Statements.

Annual Report | September 30, 2023	83

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$44,325	Univision Communications, Inc., First Lien - B Term Loan	3M US L + 4.00%, 0.75% Floor	05/05/2028	$43,904
44,325	Vertex Aerospace Services Corp TL	1M SOFR + 3.50%	11/10/2028	44,396
63,863	W. R. Grace Holdings LLC, First Lien - Initial Term Loan	L + 3.75%, 0.50% Floor	09/22/2028	63,437
81,548	Whatabrands LLC, First Lien - Initial B Term Loan	1M SOFR + 3.00%, 0.50% Floor	08/03/2028	81,344
199,322	William Morris Endeavor Entertainment LLC, First Lien - B-1 Term Loan	1M SOFR + 2.75%	05/18/2025	199,322
127,255	YI LLC, First Lien - Initial Term Loan	1M SOFR + 4.00%, 1.00% Floor	11/07/2024	126,619
				7,942,555

TOTAL BANK LOANS
(Cost $9,237,346)				9,079,473

HIGH YIELD DEBT- 67.83%
Australia - 0.47%
40,000	Mineral Resources, Ltd.(e)	8.13%	05/01/2027	39,508
60,000	Mineral Resources, Ltd.	9.25%	10/01/2028	60,675
60,000	Mineral Resources, Ltd.(e)	8.50%	05/01/2030	58,933
100,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc.(e)	5.00%	01/27/2030	88,360
				247,476
Belgium - 0.20%
100,000	Azelis Finance NV(e)	5.75%	03/15/2028	106,183

Canada - 1.85%
90,000	Bausch Health Cos., Inc.(e)	6.13%	02/01/2027	56,119
65,000	Bausch Health Cos., Inc.(e)	4.88%	06/01/2028	37,074
28,000	Bombardier, Inc.(e)	7.50%	03/15/2025	27,916
80,000	Bombardier, Inc.(e)	7.13%	06/15/2026	77,585
100,000	Bombardier, Inc.(e)	6.00%	02/15/2028	90,822
110,000	Cascades, Inc./Cascades USA, Inc.(e)	5.38%	01/15/2028	101,741
75,000	Eldorado Gold Corp.(e)	6.25%	09/01/2029	64,828
155,000	goeasy, Ltd.(e)	5.38%	12/01/2024	152,812
15,000	goeasy, Ltd.(e)	4.38%	05/01/2026	13,740
105,000	Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(e)	6.00%	09/15/2028	92,036
110,000	Mercer International, Inc.	5.13%	02/01/2029	86,886
20,000	Open Text Corp.(e)	6.90%	12/01/2027	20,064
60,000	Precision Drilling Corp.(e)	7.13%	01/15/2026	59,475

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$25,000	Precision Drilling Corp.(e)	6.88%	01/15/2029	$23,704
80,000	Strathcona Resources, Ltd./Alberta(e)	6.88%	08/01/2026	75,486
				980,288
Cayman Islands - 0.18%
40,000	Seagate HDD Cayman(e)	8.25%	12/15/2029	41,118
55,000	Seagate HDD Cayman(e)	8.50%	07/15/2031	56,478
				97,596
France - 2.26%
100,000	Accor SA(c)(f)	4.561% - 5Y EUR SWAP	Perpetual Maturity	105,128
100,000	Afflelou SAS(d)	4.25%	05/19/2026	100,377
200,000	Altice France SA(d)	4.13%	01/15/2029	155,451
55,000	Altice France SA(e)	5.13%	07/15/2029	39,182
100,000	Altice France SA(e)	4.25%	10/15/2029	76,929
100,000	Banijay Entertainment SASU(e)	7.00%	05/01/2029	105,061
100,000	CAB SELAS(d)	3.38%	02/01/2028	88,617
200,000	Electricite de France SA(c)(f)	2.86% - 5Y EUR SWAP	Perpetual Maturity	174,314
155,000	Iliad Holding SASU(e)	5.63%	10/15/2028	152,916
100,000	Loxam SAS	5.75%	07/15/2027	98,545
100,000	Parts Europe SA(c)(d)	3M EUR L + 4.00%	07/20/2027	105,725
				1,202,245
Germany - 1.64%
100,000	Cheplapharm Arzneimittel GmbH(d)	4.38%	01/15/2028	96,692
100,000	Gruenenthal GmbH(e)	4.13%	05/15/2028	97,917
100,000	IHO Verwaltungs GmbH(d)(g)	3.75% (4.50%)	09/15/2026	99,538
100,000	IHO Verwaltungs GmbH(e)(g)	8.75% (9.50%)	05/15/2028	109,309
68,206	Nidda BondCo GmbH(d)	7.25%	09/30/2025	71,955
100,000	Renk AG/Frankfurt am Main(d)	5.75%	07/15/2025	105,302
96,712	Techem Verwaltungsgesellschaft 674 mbH(d)	6.00%	07/30/2026	99,838
100,000	WEPA Hygieneprodukte GmbH(d)	2.88%	12/15/2027	93,003
100,000	ZF Finance GmbH	2.75%	05/25/2027	94,677
				868,231
Great Britain - 1.97%
92,471	eG Global Finance PLC(d)	6.25%	10/30/2025	95,101
100,000	Hurricane Finance PLC(d)	8.00%	10/15/2025	119,607
100,000	INEOS Finance PLC(d)	2.88%	05/01/2026	98,391
100,000	INEOS Quattro Finance 2 PLC(d)	2.50%	01/15/2026	96,531
100,000	Pinewood Finance Co., Ltd.(d)	3.25%	09/30/2025	114,775
100,000	Pinnacle Bidco PLC(d)	5.50%	02/15/2025	107,028
70,000	Virgin Media Secured Finance PLC(e)	4.50%	08/15/2030	57,916
225,000	Vmed O2 UK Financing I PLC(e)	4.75%	07/15/2031	182,040
200,000	Vodafone Group PLC(c)	3.00% - 5Y EUR SWAP	08/27/2080	171,928
				1,043,317

See Notes to Financial Statements.

Annual Report | September 30, 2023	85

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Hong Kong - 0.23%
$150,000	Seaspan Corp.(e)	5.50%	08/01/2029	$120,564

Ireland - 0.55%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(d)	2.13%	08/15/2026	188,081
100,000	Virgin Media Vendor Financing Notes III DAC(e)	4.88%	07/15/2028	101,868
				289,949
Isle Of Man - 0.19%
100,000	Playtech PLC	4.25%	03/07/2026	102,574

Italy - 1.35%
100,000	Cedacri Mergeco SPA(c)(e)	3M EUR L + 4.625%	05/15/2028	104,298
100,000	Engineering - Ingegneria Informatica - SpA(d)	5.88%	09/30/2026	95,338
100,000	Guala Closures SpA(d)	3.25%	06/15/2028	91,918
100,000	Lottomatica SpA/Roma(e)	7.13%	06/01/2028	108,236
100,000	Mooney Group SpA(c)(d)	3M EUR L + 3.875%	12/17/2026	105,540
200,000	Telecom Italia SpA	6.88%	02/15/2028	213,256
				718,586
Japan - 0.19%
115,000	Nissan Motor Co., Ltd.(e)	4.81%	09/17/2030	99,243

Luxembourg - 2.26%
200,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl(e)	4.63%	06/01/2028	166,318
55,000	Altice Financing SA(e)	5.75%	08/15/2029	45,144
100,000	Altice Financing SA(e)	4.25%	08/15/2029	88,545
100,000	Altice France Holding SA(e)	4.00%	02/15/2028	50,283
100,000	Dana Financing Luxembourg Sarl(e)	3.00%	07/15/2029	82,712
70,000	Intelsat Jackson Holdings SA(e)	6.50%	03/15/2030	62,254
55,000	ION Trading Technologies Sarl(e)	5.75%	05/15/2028	48,027
100,000	Matterhorn Telecom SA(d)	4.00%	11/15/2027	98,919
100,000	SES SA(c)(f)	5.63%	Perpetual Maturity	105,357
110,000	SK Invictus Intermediate II Sarl(e)	5.00%	10/30/2029	88,285
100,000	Summer BC Holdco B SARL(d)	5.75%	10/31/2026	97,267
195,000	Telecom Italia Capital SA	6.38%	11/15/2033	169,269
100,000	Telenet Finance Luxembourg Notes SARL(d)	3.50%	03/01/2028	98,478
				1,200,858

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Netherlands - 2.58%
$100,000	Boels Topholding BV(e)	6.25%	02/15/2029	$105,725
100,000	Dufry One BV	3.38%	04/15/2028	94,805
125,000	GTCR W-2 Merger Sub LLC / GTCR W Dutch Finance Sub BV(e)	8.50%	01/15/2031	156,127
100,000	Q-Park Holding I BV(d)	2.00%	03/01/2027	91,497
100,000	Repsol International Finance BV(c)(f)	2.769% - 5Y EUR SWAP	12/31/2049	93,446
100,000	Telefonica Europe BV(c)(f)	6Y EUR SWAP + 4.322%	12/31/2049	108,765
100,000	Telefonica Europe BV(c)(f)	4.38%	Perpetual Maturity	103,722
125,000	TMNL Holding BV(e)	3.75%	01/15/2029	113,994
100,000	Trivium Packaging Finance BV(e)	3.75%	08/15/2026	98,049
200,000	UPC Holding BV(e)	5.50%	01/15/2028	177,720
45,000	Ziggo Bond Co. BV(e)	5.13%	02/28/2030	33,620
100,000	Ziggo Bond Co. BV(d)	3.38%	02/28/2030	78,136
145,000	Ziggo Bond Co. BV(e)	3.38%	02/28/2030	113,296
				1,368,902
Spain - 0.37%
100,000	Grifols SA(e)	3.88%	10/15/2028	89,898
100,000	Tendam Brands SAU(c)(d)	3M EUR L + 7.50%	03/31/2028	107,847
				197,745
Sweden - 0.39%
100,000	Samhallsbyggnadsbolaget i Norden AB(c)(f)	3.223% - 5Y EUR SWAP	12/31/2049	16,778
100,000	Verisure Holding AB(d)	3.88%	07/15/2026	99,778
100,000	Verisure Midholding AB(d)	5.25%	02/15/2029	93,140
				209,696
United States - 51.15%
40,000	Academy, Ltd.(e)	6.00%	11/15/2027	37,852
95,000	ACCO Brands Corp.(e)	4.25%	03/15/2029	79,598
105,000	Acuris Finance US, Inc. / Acuris Finance SARL(e)	5.00%	05/01/2028	86,498
55,000	Adient Global Holdings, Ltd.(e)	7.00%	04/15/2028	54,613
75,000	Adient Global Holdings, Ltd.(e)	8.25%	04/15/2031	75,184
55,000	ADT Security Corp.(e)	4.13%	08/01/2029	46,566
70,000	Ahead DB Holdings LLC(e)	6.63%	05/01/2028	59,282
170,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(e)	5.88%	02/15/2028	163,806
160,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(e)	6.75%	04/15/2028	154,565
100,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl	3.63%	06/01/2028	87,486

See Notes to Financial Statements.

Annual Report | September 30, 2023	87

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$125,000	AMC Networks, Inc.	4.25%	02/15/2029	$76,875
115,000	American Airlines, Inc.(e)	11.75%	07/15/2025	123,718
50,000	American Airlines, Inc.(e)	7.25%	02/15/2028	47,855
95,000	American Axle & Manufacturing, Inc.	5.00%	10/01/2029	76,963
50,000	APX Group, Inc.(e)	6.75%	02/15/2027	48,069
65,000	APX Group, Inc.(e)	5.75%	07/15/2029	54,846
115,000	Aramark Services, Inc.(e)	5.00%	02/01/2028	106,483
190,000	Arches Buyer, Inc.(e)	4.25%	06/01/2028	162,222
45,000	Archrock Partners LP / Archrock Partners Finance Corp.(e)	6.88%	04/01/2027	43,575
75,000	Archrock Partners LP / Archrock Partners Finance Corp.(e)	6.25%	04/01/2028	69,911
65,000	Arsenal AIC Parent LLC(e)	8.00%	10/01/2030	64,758
75,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp.(e)	7.00%	11/01/2026	73,332
175,000	ASP Unifrax Holdings, Inc.(e)	5.25%	09/30/2028	124,899
150,000	AssuredPartners, Inc.(e)	5.63%	01/15/2029	130,041
75,000	AthenaHealth Group, Inc.(e)	6.50%	02/15/2030	62,823
85,000	Avient Corp.(e)	7.13%	08/01/2030	83,607
135,000	B&G Foods, Inc.(e)	8.00%	09/15/2028	135,353
145,000	BellRing Brands, Inc.(e)	7.00%	03/15/2030	142,968
60,000	Big River Steel LLC / BRS Finance Corp.(e)	6.63%	01/31/2029	59,342
1,304,780	Blackstone Private Credit Fund	2.63%	12/15/2026	1,123,797
165,000	Bloomin' Brands, Inc. / OSI Restaurant Partners LLC(e)	5.13%	04/15/2029	144,973
500,000	Blue Owl Capital Corp.	3.75%	07/22/2025	468,732
1,242,748	Blue Owl Capital Corp. III	3.13%	04/13/2027	1,062,536
200,000	Blue Owl Credit Income Corp.	5.50%	03/21/2025	193,511
105,000	Brinker International, Inc.(e)	8.25%	07/15/2030	101,164
45,000	Buckeye Partners LP(e)	4.50%	03/01/2028	39,536
100,000	Cable One, Inc.(h)	0.00%	03/15/2026	82,300
50,000	Cablevision Lightpath LLC(e)	3.88%	09/15/2027	41,811
85,000	Cablevision Lightpath LLC(e)	5.63%	09/15/2028	65,354
140,000	Caesars Entertainment, Inc.(e)	6.25%	07/01/2025	138,207
75,000	Caesars Entertainment, Inc.(e)	7.00%	02/15/2030	73,059
130,000	Callon Petroleum Co.(e)	7.50%	06/15/2030	126,211
160,000	Calpine Corp.(e)	5.13%	03/15/2028	142,654
125,000	Calpine Corp.(e)	5.00%	02/01/2031	101,226
175,000	Carnival Corp.(e)	5.75%	03/01/2027	158,565
170,000	Carnival Corp.(e)	10.50%	06/01/2030	175,226
50,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.50%	05/01/2026	48,349
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.00%	02/01/2028	22,731
15,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.38%	06/01/2029	13,474

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$175,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	6.38%	09/01/2029	$163,357
120,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	4.75%	03/01/2030	100,883
235,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	7.38%	03/01/2031	227,117
55,000	CDI Escrow Issuer, Inc.(e)	5.75%	04/01/2030	49,760
130,000	Cedar Fair LP	5.25%	07/15/2029	113,136
65,000	Central Garden & Pet Co.	5.13%	02/01/2028	60,746
75,000	Chart Industries, Inc.(e)	7.50%	01/01/2030	75,505
35,000	Chart Industries, Inc.(e)	9.50%	01/01/2031	37,229
90,000	Cheniere Energy, Inc.	4.63%	10/15/2028	82,833
40,000	CHS/Community Health Systems, Inc.(e)	6.00%	01/15/2029	32,347
65,000	Churchill Downs, Inc.(e)	5.50%	04/01/2027	62,026
10,000	Churchill Downs, Inc.(e)	4.75%	01/15/2028	9,030
100,000	Churchill Downs, Inc.(e)	6.75%	05/01/2031	94,625
205,000	CITGO Petroleum Corp.(e)	7.00%	06/15/2025	202,141
35,000	CITGO Petroleum Corp.(e)	6.38%	06/15/2026	34,597
95,000	Clear Channel Outdoor Holdings, Inc.(e)	5.13%	08/15/2027	84,452
60,000	Clear Channel Outdoor Holdings, Inc.(e)	9.00%	09/15/2028	59,485
65,000	Cleveland-Cliffs, Inc.(e)	6.75%	03/15/2026	64,882
190,000	Cloud Software Group, Inc.(e)	6.50%	03/31/2029	168,215
15,000	Cloud Software Group, Inc.(e)	9.00%	09/30/2029	13,056
120,000	Clydesdale Acquisition Holdings, Inc.(e)	6.63%	04/15/2029	111,692
70,000	Cogent Communications Group, Inc.(e)	7.00%	06/15/2027	66,917
30,000	CommScope, Inc.(e)	6.00%	03/01/2026	28,038
107,000	CommScope, Inc.(e)	8.25%	03/01/2027	70,075
25,000	CommScope, Inc.(e)	7.13%	07/01/2028	15,000
108,000	CommScope, Inc.(e)	4.75%	09/01/2029	79,581
145,000	Compass Group Diversified Holdings LLC(e)	5.25%	04/15/2029	126,918
25,000	Comstock Resources, Inc.(e)	5.88%	01/15/2030	21,670
90,000	Consensus Cloud Solutions, Inc.(e)	6.50%	10/15/2028	76,787
105,000	Consolidated Communications, Inc.(e)	5.00%	10/01/2028	78,106
60,000	Coty, Inc.(e)	6.50%	04/15/2026	59,760
125,000	Coty, Inc.(e)	5.00%	04/15/2026	120,216
100,000	Coty, Inc.(e)	5.75%	09/15/2028	106,746
65,000	Coty, Inc./HFC Prestige Products Inc/HFC Prestige International US LLC(e)	6.63%	07/15/2030	63,536
60,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.(e)	6.00%	02/01/2029	57,978
50,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.(e)	7.38%	02/01/2031	50,980
115,000	Crocs, Inc.(e)	4.25%	03/15/2029	95,262

See Notes to Financial Statements.

Annual Report | September 30, 2023	89

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$87,000	CrownRock LP / CrownRock Finance, Inc.(e)	5.63%	10/15/2025	$85,695
35,000	CrownRock LP / CrownRock Finance, Inc.(e)	5.00%	05/01/2029	32,830
200,000	CSC Holdings LLC(e)	11.25%	05/15/2028	199,503
115,000	CSC Holdings LLC(e)	5.75%	01/15/2030	64,603
85,000	CSC Holdings LLC(e)	4.13%	12/01/2030	60,241
10,000	CSC Holdings LLC(e)	4.50%	11/15/2031	7,089
25,000	CSC Holdings LLC(e)	5.00%	11/15/2031	13,430
110,000	Cushman & Wakefield US Borrower LLC(e)	8.88%	09/01/2031	106,523
100,000	CVR Energy, Inc.(e)	5.25%	02/15/2025	97,658
70,000	CVR Energy, Inc.(e)	5.75%	02/15/2028	63,421
20,000	Dana, Inc.	5.38%	11/15/2027	18,526
30,000	Dana, Inc.	4.25%	09/01/2030	24,114
130,000	DaVita, Inc.(e)	4.63%	06/01/2030	106,907
195,000	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(e)	5.88%	08/15/2027	172,663
35,000	DISH DBS Corp.	7.75%	07/01/2026	26,305
85,000	DISH DBS Corp.(e)	5.25%	12/01/2026	72,396
30,000	DISH DBS Corp.(e)	5.75%	12/01/2028	23,119
55,000	DISH DBS Corp.	5.13%	06/01/2029	30,573
110,000	DISH Network Corp.(h)	0.00%	12/15/2025	73,975
65,000	Elastic NV(e)	4.13%	07/15/2029	55,429
100,000	Emerald Debt Merger Sub LLC(e)	6.38%	12/15/2030	105,567
75,000	EnLink Midstream LLC(e)	5.63%	01/15/2028	70,988
35,000	EnLink Midstream LLC(e)	6.50%	09/01/2030	33,988
120,000	EnLink Midstream Partners LP	5.05%	04/01/2045	90,283
180,000	EQM Midstream Partners LP(e)	4.75%	01/15/2031	155,141
190,000	EquipmentShare.com, Inc.(e)	9.00%	05/15/2028	182,875
90,000	Everi Holdings, Inc.(e)	5.00%	07/15/2029	77,569
50,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(e)	4.63%	01/15/2029	42,430
50,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(e)	6.75%	01/15/2030	40,815
10,000	FirstCash, Inc.(e)	4.63%	09/01/2028	8,871
170,000	FirstCash, Inc.(e)	5.63%	01/01/2030	153,161
310,000	Ford Motor Co.	3.25%	02/12/2032	239,209
20,000	Ford Motor Co.	6.10%	08/19/2032	18,859
25,000	Ford Motor Credit Co. LLC	2.30%	02/10/2025	23,473
120,000	Ford Motor Credit Co. LLC	6.95%	06/10/2026	119,983
95,000	Ford Motor Credit Co. LLC	7.35%	11/04/2027	97,106
15,000	Ford Motor Credit Co. LLC	2.90%	02/16/2028	12,790
75,000	Ford Motor Credit Co. LLC	2.90%	02/10/2029	61,636
265,000	Ford Motor Credit Co. LLC	4.00%	11/13/2030	221,576
200,000	Fortress Transportation and Infrastructure Investors LLC(e)	6.50%	10/01/2025	196,748

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$5,000	Fortress Transportation and Infrastructure Investors LLC(e)	9.75%	08/01/2027	$5,176
500,000	Franklin BSP Lending Corp.(e)	4.85%	12/15/2024	480,550
672,860	Franklin BSP Lending Corp.	3.25%	03/30/2026	605,557
15,000	Freedom Mortgage Corp.(e)	12.00%	10/01/2028	15,271
35,000	Freedom Mortgage Corp.(e)	12.25%	10/01/2030	35,818
195,000	Frontier Communications Holdings LLC(e)	5.00%	05/01/2028	166,738
1,000,000	FS KKR Capital Corp.	4.13%	02/01/2025	961,232
80,000	Gen Digital, Inc.(e)	6.75%	09/30/2027	78,502
35,000	Go Daddy Operating Co. LLC / GD Finance Co, Inc.(e)	5.25%	12/01/2027	33,057
55,000	Goodyear Tire & Rubber Co.	9.50%	05/31/2025	55,880
160,000	Gray Television, Inc.(e)	4.75%	10/15/2030	106,196
100,000	Greystar Real Estate Partners LLC(e)	7.75%	09/01/2030	98,893
150,000	GTCR W-2 Merger Sub LLC(e)	7.50%	01/15/2031	150,401
30,000	Hanesbrands, Inc.(e)	4.88%	05/15/2026	27,538
150,000	Hanesbrands, Inc.(e)	9.00%	02/15/2031	143,141
210,000	HAT Holdings I LLC / HAT Holdings II LLC(e)	3.38%	06/15/2026	186,881
5,000	HAT Holdings I LLC / HAT Holdings II LLC(e)	3.75%	09/15/2030	3,832
85,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.(e)	5.75%	01/20/2026	76,597
75,000	Hess Midstream Operations LP(e)	5.63%	02/15/2026	72,545
5,000	Hess Midstream Operations LP(e)	5.13%	06/15/2028	4,605
50,000	Hess Midstream Operations LP(e)	4.25%	02/15/2030	42,220
155,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(e)	5.00%	06/01/2029	134,639
40,000	Holly Energy Partners LP / Holly Energy Finance Corp.(e)	6.38%	04/15/2027	39,311
80,000	Howard Midstream Energy Partners LLC(e)	8.88%	07/15/2028	80,774
55,000	HUB International, Ltd.(e)	7.00%	05/01/2026	54,938
45,000	HUB International, Ltd.(e)	5.63%	12/01/2029	39,240
80,000	HUB International, Ltd.(e)	7.25%	06/15/2030	79,941
195,000	Hunt Companies, Inc.(e)	5.25%	04/15/2029	153,424
145,000	Imola Merger Corp.(e)	4.75%	05/15/2029	127,221
180,000	Iron Mountain, Inc.(e)	5.25%	03/15/2028	166,625
15,000	Iron Mountain, Inc.(e)	5.00%	07/15/2028	13,662
55,000	Iron Mountain, Inc.(e)	7.00%	02/15/2029	53,842
55,000	Iron Mountain, Inc.(e)	5.25%	07/15/2030	48,118
150,000	JB Poindexter & Co., Inc.(e)	7.13%	04/15/2026	146,093
55,000	Kinetik Holdings LP(e)	5.88%	06/15/2030	51,626
90,000	LABL, Inc.(e)	5.88%	11/01/2028	80,964
25,000	LABL, Inc.(e)	9.50%	11/01/2028	25,656

See Notes to Financial Statements.

Annual Report | September 30, 2023	91

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$120,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.(e)	5.00%	02/01/2026	$117,734
20,000	Level 3 Financing, Inc.(e)	4.63%	09/15/2027	14,413
15,000	Level 3 Financing, Inc.(e)	4.25%	07/01/2028	9,368
55,000	Level 3 Financing, Inc.(e)	3.63%	01/15/2029	30,876
140,000	Level 3 Financing, Inc.(e)	3.75%	07/15/2029	78,450
200,000	Marriott Ownership Resorts, Inc.(e)	4.50%	06/15/2029	167,786
110,000	Matador Resources Co.(e)	6.88%	04/15/2028	108,110
100,000	Medline Borrower LP(e)	3.88%	04/01/2029	84,631
110,000	Medline Borrower LP(e)	5.25%	10/01/2029	95,206
60,000	Mercer International, Inc.	5.50%	01/15/2026	56,431
34,000	MGIC Investment Corp.	5.25%	08/15/2028	31,697
40,000	MGM Resorts International	6.75%	05/01/2025	39,830
80,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(e)	4.88%	05/01/2029	68,205
30,000	ModivCare, Inc.(e)	5.88%	11/15/2025	28,546
100,000	MPH Acquisition Holdings LLC(e)	5.50%	09/01/2028	85,050
220,000	MPT Operating Partnership LP / MPT Finance Corp.	5.00%	10/15/2027	170,824
105,000	Nabors Industries, Ltd.(e)	7.25%	01/15/2026	101,577
30,000	Nabors Industries, Ltd.(e)	7.50%	01/15/2028	27,770
65,000	Nationstar Mortgage Holdings, Inc.(e)	6.00%	01/15/2027	61,491
25,000	Nationstar Mortgage Holdings, Inc.(e)	5.50%	08/15/2028	22,080
105,000	Nationstar Mortgage Holdings, Inc.(e)	5.75%	11/15/2031	87,003
115,000	NCR Atleos Escrow Corp.(e)	9.50%	04/01/2029	111,347
115,000	NCR Corp.(e)	5.13%	04/15/2029	101,441
100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner LP(e)	4.50%	09/30/2028	76,073
35,000	New Enterprise Stone & Lime Co., Inc.(e)	9.75%	07/15/2028	34,604
135,000	New Enterprise Stone & Lime Co., Inc.(e)	5.25%	07/15/2028	121,312
130,000	NFP Corp.(e)	6.88%	08/15/2028	111,529
65,000	NFP Corp.(e)	4.88%	08/15/2028	57,297
105,000	Northern Oil and Gas, Inc.(e)	8.75%	06/15/2031	105,919
260,000	NRG Energy, Inc.(e)	3.63%	02/15/2031	197,545
5,000	NuStar Logistics LP	6.00%	06/01/2026	4,856
28,000	NuStar Logistics LP	6.38%	10/01/2030	26,553
40,000	Oceaneering International, Inc.	4.65%	11/15/2024	39,529
20,000	Oceaneering International, Inc.	6.00%	02/01/2028	18,862
115,000	Oceaneering International, Inc.(e)	6.00%	02/01/2028	108,455
50,000	Olympus Water US Holding Corp.(e)	7.13%	10/01/2027	46,307
120,000	Olympus Water US Holding Corp.(e)	4.25%	10/01/2028	97,952
100,000	Olympus Water US Holding Corp.(e)	9.75%	11/15/2028	99,909
40,000	Olympus Water US Holding Corp.(e)	6.25%	10/01/2029	30,958
160,000	OneMain Finance Corp.	7.13%	03/15/2026	156,863
210,000	Open Text Holdings, Inc.(e)	4.13%	02/15/2030	175,915

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$165,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV(e)	5.13%	04/30/2031	$132,453
70,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(e)	6.25%	06/15/2025	68,749
20,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(e)	5.00%	08/15/2027	17,645
25,000	Owens & Minor, Inc.(e)	4.50%	03/31/2029	20,600
55,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(e)	5.88%	10/01/2028	50,313
80,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(e)	4.88%	05/15/2029	67,773
170,000	Pediatrix Medical Group, Inc.(e)	5.38%	02/15/2030	149,925
75,000	Performance Food Group, Inc.(e)	5.50%	10/15/2027	71,126
75,000	Permian Resources Operating LLC(e)	7.75%	02/15/2026	75,555
35,000	Permian Resources Operating LLC(e)	5.88%	07/01/2029	32,969
80,000	Permian Resources Operating LLC(e)	7.00%	01/15/2032	78,979
225,000	Post Holdings, Inc.(e)	5.50%	12/15/2029	204,232
245,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(e)	6.25%	01/15/2028	227,193
110,000	Primo Water Holdings, Inc.(d)	3.88%	10/31/2028	104,890
75,000	QVC, Inc.	4.85%	04/01/2024	72,170
45,000	QVC, Inc.	4.75%	02/15/2027	27,683
50,000	QVC, Inc.	4.38%	09/01/2028	26,321
90,000	Railworks Holdings LP / Railworks Rally, Inc.(e)	8.25%	11/15/2028	85,472
120,000	RHP Hotel Properties LP / RHP Finance Corp.(e)	7.25%	07/15/2028	118,012
40,000	RLJ Lodging Trust LP(e)	4.00%	09/15/2029	32,804
75,000	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.(e)	4.00%	10/15/2033	56,741
5,000	Royal Caribbean Cruises, Ltd.(e)	5.38%	07/15/2027	4,632
55,000	Royal Caribbean Cruises, Ltd.(e)	5.50%	04/01/2028	50,481
95,000	Royal Caribbean Cruises, Ltd.(e)	7.25%	01/15/2030	94,263
100,000	SCIL IV LLC / SCIL USA Holdings LLC(e)	5.38%	11/01/2026	91,483
35,000	SEG Holding LLC / SEG Finance Corp.(e)	5.63%	10/15/2028	35,116
85,000	Sirius XM Radio, Inc.(e)	5.50%	07/01/2029	75,281
245,000	Sirius XM Radio, Inc.(e)	4.13%	07/01/2030	196,434
30,000	Sirius XM Radio, Inc.(e)	3.88%	09/01/2031	22,752
80,000	Six Flags Entertainment Corp.(e)	5.50%	04/15/2027	73,677
95,000	Six Flags Entertainment Corp.(e)	7.25%	05/15/2031	89,300
15,000	Six Flags Theme Parks, Inc.(e)	7.00%	07/01/2025	14,976
95,000	Spectrum Brands, Inc.(e)	5.00%	10/01/2029	86,192
20,000	Spectrum Brands, Inc.(e)	5.50%	07/15/2030	18,158
90,000	Spectrum Brands, Inc.(e)	3.88%	03/15/2031	73,118
70,000	Spirit AeroSystems, Inc.(e)	7.50%	04/15/2025	68,756

See Notes to Financial Statements.

Annual Report | September 30, 2023	93

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$30,000	Spirit AeroSystems, Inc.	3.85%	06/15/2026	$27,989
40,000	Standard Industries, Inc.(e)	5.00%	02/15/2027	37,117
85,000	Standard Industries, Inc.(e)	4.75%	01/15/2028	76,776
115,000	Talen Energy Supply LLC(e)	8.63%	06/01/2030	117,989
180,000	Tenet Healthcare Corp.	6.25%	02/01/2027	174,342
15,000	Tenet Healthcare Corp.	5.13%	11/01/2027	13,975
55,000	Tenet Healthcare Corp.	6.13%	10/01/2028	51,682
90,000	Tenet Healthcare Corp.	6.13%	06/15/2030	84,492
80,000	Tenet Healthcare Corp.(e)	6.75%	05/15/2031	77,258
135,000	TMS International Corp.(e)	6.25%	04/15/2029	111,795
70,000	TransDigm, Inc.(e)	6.25%	03/15/2026	68,842
55,000	TransDigm, Inc.	5.50%	11/15/2027	51,554
70,000	TransDigm, Inc.	4.63%	01/15/2029	61,215
80,000	Uber Technologies, Inc.(e)	7.50%	05/15/2025	80,590
70,000	Uber Technologies, Inc.(e)	7.50%	09/15/2027	70,656
20,000	Uber Technologies, Inc.(e)	6.25%	01/15/2028	19,579
115,000	Univision Communications, Inc.(e)	6.63%	06/01/2027	107,225
10,000	Univision Communications, Inc.(e)	7.38%	06/30/2030	9,151
65,000	US Foods, Inc.(e)	4.63%	06/01/2030	56,553
95,000	US Foods, Inc.(e)	7.25%	01/15/2032	95,023
60,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	04/01/2026	58,836
30,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	29,114
90,000	Valaris, Ltd.(e)	8.38%	04/30/2030	90,146
90,000	Venture Global LNG, Inc.(e)	8.13%	06/01/2028	89,179
170,000	Venture Global LNG, Inc.(e)	8.38%	06/01/2031	167,287
65,000	Vistra Operations Co. LLC(e)	5.00%	07/31/2027	59,829
40,000	Vistra Operations Co. LLC(e)	7.75%	10/15/2031	39,440
155,000	Vital Energy, Inc.	9.50%	01/15/2025	156,407
105,000	Vital Energy, Inc.	10.13%	01/15/2028	107,141
115,000	VM Consolidated, Inc.(e)	5.50%	04/15/2029	103,642
170,000	WASH Multifamily Acquisition, Inc.(e)	5.75%	04/15/2026	158,933
90,000	Weatherford International, Ltd.(e)	8.63%	04/30/2030	90,769
100,000	Weekley Homes LLC / Weekley Finance Corp.(e)	4.88%	09/15/2028	86,893
180,000	Western Midstream Operating LP	5.50%	08/15/2048	143,309
70,000	Williams Scotsman, Inc.(e)	7.38%	10/01/2031	69,662
110,000	Windsor Holdings III LLC(e)	8.50%	06/15/2030	108,652
95,000	WR Grace Holdings LLC(e)	4.88%	06/15/2027	87,276
60,000	WR Grace Holdings LLC(e)	5.63%	08/15/2029	48,592
70,000	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(e)	5.13%	10/01/2029	61,277
55,000	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(e)	7.13%	02/15/2031	52,274
105,000	Xerox Holdings Corp.(e)	5.00%	08/15/2025	99,843
140,000	Zayo Group Holdings, Inc.(e)	4.00%	03/01/2027	104,062

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Principal Amount/Description		Rate	Maturity	Value
$35,000	ZF North America Capital, Inc.(e)	6.88%	04/14/2028	$34,279
35,000	ZF North America Capital, Inc.(e)	7.13%	04/14/2030	34,337
				27,157,472

TOTAL HIGH YIELD DEBT
(Cost $38,530,451)				36,010,925

Shares/Description		Value
WARRANTS - 0.00%(i)
4	David's Bridal, Strike Price 219.47, Expires 01/18/2024(a)	–
11	Toys R Us Propco Warrant, Strike Price 0.00, Expires 12/31/2049(a)	–
237	Windstream Holdings Inc - Pvt Warrant, Strike Price 0.00, Expires 12/31/2049	2,252

TOTAL WARRANTS
(Cost $106,180)		2,252

SHORT-TERM INVESTMENTS - 1.60%
847,957	State Street Institutional Trust (7 Day Yield 5.28%)	847,957

TOTAL SHORT-TERM INVESTMENTS
(Cost $847,957)		847,957

TOTAL INVESTMENTS - 98.69%
(Cost $55,619,243)		$52,393,167
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.31%		696,567
NET ASSETS - 100.00%		$53,089,734

Investment Abbreviations:

EURIBOR - Euro Interbank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

Rates:

1M  US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

3M  US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

6M  US L - 6 Month LIBOR as of September 30, 2023 was 5.90%

3M  EUR L - 3 Month EURIBOR as of September 30, 2023 was 3.95%

6M  EUR L - 6 Month EURIBOR as of September 30, 2023 was 4.13%

5Y  EUR SWAP - 5 Year Euro ICE Swap Rate as of September 30, 2023 was 4.35%

See Notes to Financial Statements.

Annual Report | September 30, 2023	95

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

(a)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, as amended, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, as amended, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (the "Board"). As of September 30, 2023, the aggregate fair value of those securities was $3,086,246, representing 5.81% of net assets.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $23,470,372, which represents approximately 44.21% of net assets as of September 30, 2023.
(f)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Less than 0.005%.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at September 30, 2023	Fund Delivering	U.S. $ Value at September 30, 2023	Unrealized Appreciation
State Street Corporation	10/5/2023	EUR	126,880	USD	126,549	$331
State Street Corporation	10/5/2023	EUR	39,947	USD	39,842	105
State Street Corporation	10/5/2023	USD	6,180,940	EUR	6,080,563	100,377
State Street Corporation	10/5/2023	USD	288,399	EUR	285,481	2,918
State Street Corporation	10/5/2023	USD	51,239	EUR	50,719	520
State Street Corporation	10/5/2023	USD	179,141	GBP	173,983	5,158
State Street Corporation	10/5/2023	USD	337,550	GBP	327,832	9,718

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2023

Counterparty (continued)	Settlement Date (continued)	Fund Receiving (continued)	U.S. $ Value at September 30, 2023 (continued)	Fund Delivering (continued)	U.S. $ Value at September 30, 2023 (continued)	Unrealized Appreciation (continued)
State Street Corporation	10/5/2023	USD	3,428	GBP	3,378	$50
						$119,177

State Street Corporation	10/5/2023	USD	127,530	GBP	128,113	(583)
						$(583)

See Notes to Financial Statements.

Annual Report | September 30, 2023	97

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2023

ASSETS:
Investment in securities:
At cost	$45,795,826
At value	$43,191,996
Foreign currency, at value (Cost $278)	283
Dividends receivable	66,830
Interest receivable	36,423
Receivable for fund shares sold	34,188
Prepaid expenses and other assets	20,643
Total Assets	43,350,363
LIABILITIES:
Payable for fund investments purchased	24,034
Payable for fund shares redeemed	12,519
Payable to Adviser	36,400
Payable for fund accounting and administration fees	8,673
Accrued 12b-1 fees - Class R Shares	3,495
Payable for custodian fees	1,035
Payable for audit fees	23,140
Payable to transfer agent	9,284
Loan facility fee payable	3,672
Other accrued expenses	9,251
Total Liabilities	131,503
Net Assets	$43,218,860
NET ASSETS CONSIST OF:
Paid-in capital	$50,445,026
Total distributable earnings/(accumulated deficit)	(7,226,166)
Net Assets	$43,218,860
PRICING OF SHARES:
Class I Shares
Net Assets	$26,661,539
Shares of common stock outstanding
(unlimited number of shares, no par value)	4,100,285
Net Asset Value Per Share, Offering and Redemption Price Per Share	$6.50
Class R Shares
Net Assets	$16,557,321
Shares of common stock outstanding
(unlimited number of shares, no par value)	2,542,117
Net Asset Value Per Share, Offering and Redemption Price Per Share	$6.51

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2023

ASSETS:
Investment in securities:
At cost	$1,453,712,671
At value	$1,180,929,000
Investment in affiliates:
At cost	37,073,755
At value	32,574,784
Cash	53,915
Foreign currency, at value (Cost $266)	260
Interest receivable	9,247,049
Receivable for fund investments sold	3,884,526
Receivable for fund shares sold	1,289,944
Dividends receivable	1,218,030
Deposits with broker for futures contracts	993,987
Variation margin receivable	83,201
Prepaid expenses and other assets	106,840
Total Assets	1,230,381,536
LIABILITIES:
Payable for fund investments purchased	2,428,900
Payable for fund shares redeemed	1,025,833
Payable to Adviser	754,479
Payable for fund accounting and administration fees	225,192
Accrued 12b-1 fees - Class R Shares	12,401
Payable for custodian fees	8,299
Payable for audit fees	57,898
Payable to transfer agent	36,003
Loan facility fee payable	58,740
Other accrued expenses	126,439
Total Liabilities	4,734,184
Net Assets	$1,225,647,352
NET ASSETS CONSIST OF:
Paid-in capital	$1,642,629,306
Total distributable earnings/(accumulated deficit)	(416,981,954)
Net Assets	$1,225,647,352

Annual Report | September 30, 2023	99

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2023

PRICING OF SHARES:
Class I Shares
Net Assets	$1,166,686,611
Shares of common stock outstanding
(unlimited number of shares, no par value)	141,788,369
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.23
Class R Shares
Net Assets	$58,960,741
Shares of common stock outstanding
(unlimited number of shares, no par value)	7,149,329
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.25

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2023

ASSETS:
Investment in securities:
At cost	$55,619,243
At value	$52,393,167
Cash	28,944
Foreign currency, at value (Cost $94,661)	94,711
Interest receivable	703,035
Receivable for fund investments sold	418,889
Unrealized appreciation on forward foreign currency contracts	119,177
Dividends receivable	23,697
Receivable for fund shares sold	4,550
Prepaid expenses and other assets	4,557
Total Assets	53,790,727
LIABILITIES:
Payable for fund investments purchased	596,574
Payable for fund shares redeemed	3,671
Unrealized depreciation on forward foreign currency contracts	583
Payable to Adviser	20,620
Payable for fund accounting and administration fees	35,798
Accrued 12b-1 fees - Class R Shares	748
Payable for custodian fees	2,232
Payable for audit fees	23,374
Payable to transfer agent	6,735
Loan facility fee payable	3,495
Other accrued expenses	7,163
Total Liabilities	700,993
Net Assets	$53,089,734
NET ASSETS CONSIST OF:
Paid-in capital	$63,048,918
Total distributable earnings/(accumulated deficit)	(9,959,184)
Net Assets	$53,089,734
PRICING OF SHARES:
Class I Shares
Net Assets	$49,475,008
Shares of common stock outstanding
(unlimited number of shares, no par value)	5,868,597
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.43
Class R Shares
Net Assets	$3,614,726
Shares of common stock outstanding
(unlimited number of shares, no par value)	429,164
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.42

Annual Report | September 30, 2023	101

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividend income	$2,624,999
Interest income	227,974
Total Investment Income	2,852,973

EXPENSES:
Investment Adviser fee	457,175
Transfer agent expenses	49,827
12b-1 fees - Class R Shares	44,134
Legal expenses	38,385
Accounting and administration fee	37,911
Registration expenses	26,126
Audit expenses	22,290
Compliance expense	22,096
Printing expenses	8,786
Trustee expenses	5,797
Facility loan fees	1,545
Custodian expenses	1,466
Insurance expenses	859
Miscellaneous expenses	7,347
Total Expenses	723,744
Net Investment Income	2,129,229

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(2,392,542)
Net realized loss	(2,392,542)
Long-term capital gain distributions from other investment companies	270,808
Net change in unrealized appreciation/depreciation on:
Investments	4,958,361
Translation of assets and liabilities denominated in foreign currencies	21
Net change in unrealized appreciation/depreciation	4,958,382
Net Realized and Unrealized Gain on Investments	2,836,648
Net Increase in Net Assets Resulting from Operations	$4,965,877

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividend income	$27,085,915
Dividend income from affiliated securities	2,501,447
Interest income	48,407,722
Other income	153,149
Foreign taxes withheld	5,824
Total Investment Income	78,154,057

EXPENSES:
Investment Adviser fee	9,675,345
Accounting and administration fee	815,242
Facility loan fees	226,814
Legal expenses	185,322
Trustee expenses	160,251
12b-1 fees - Class R Shares	159,537
Transfer agent expenses	151,025
Compliance expense	147,731
Printing expenses	81,029
Custodian expenses	75,591
Audit expenses	71,548
Registration expenses	64,556
Insurance expenses	41,853
Miscellaneous expenses	94,137
Total expenses	11,949,981
Less fees waived/reimbursed by Investment Adviser:	(183,137)
Net Expenses	11,766,844
Net Investment Income	66,387,213

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(77,758,898)
Futures Contracts	(2,075,941)
Translation of assets and liabilities denominated in foreign currencies	(7)
Net realized loss	(79,834,846)
Long-term capital gain distributions from other investment companies	132,834
Net change in unrealized appreciation/depreciation on:
Investments	54,014,786
Affiliated Investments	614,542
Futures Contracts	(1,090,663)
Translation of assets and liabilities denominated in foreign currencies	(6)

Net change in unrealized appreciation/depreciation	53,538,659
Net Realized and Unrealized Loss on Investments	(26,163,353)
Net Increase in Net Assets Resulting from Operations	$40,223,860

Annual Report | September 30, 2023	103

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividend income	$890,789
Interest income	3,028,677
Other income	16,222
Foreign taxes withheld	(38)
Total Investment Income	3,935,650

EXPENSES:
Investment Adviser fee	540,072
Accounting and administration fee	141,587
Registration expenses	38,123
Transfer agent expenses	38,027
Compliance expense	23,133
Audit expenses	22,724
Custodian expenses	10,195
12b-1 fees - Class R Shares	9,233
Legal expenses	8,049
Printing expenses	7,945
Trustee expenses	6,291
Facility loan fees	3,176
Insurance expenses	1,377
Miscellaneous expenses	6,555
Total expenses	856,487
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(109,573)
Class R Shares	(8,271)
Net Expenses	738,643
Net Investment Income	3,197,007

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(724,276)
Forward foreign currency contracts	(361,086)
Translation of assets and liabilities denominated in foreign currencies	21,601
Net realized loss	(1,063,761)
Net change in unrealized appreciation/depreciation on:
Investments	3,070,863
Forward foreign currency contracts	37,316
Translation of assets and liabilities denominated in foreign currencies	2,051
Net change in unrealized appreciation/depreciation	3,110,230
Net Realized and Unrealized Gain on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	2,046,469
Net Increase in Net Assets Resulting from Operations	$5,243,476

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,129,229	$1,342,316
Net realized loss	(2,392,542)	(804,362)
Long-term capital gains from other investment companies	270,808	291,003
Net change in unrealized appreciation/depreciation on investments	4,958,382	(11,632,368)
Net increase/(decrease) in net assets resulting from operations	4,965,877	(10,803,411)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(1,233,587)	(10,905,311)
Class R shares	(733,413)	(4,873,208)
From tax return of capital
Class I shares	(91,455)	(334,685)
Class R shares	(54,374)	(159,426)
Net decrease in net assets from distributions to shareholders	(2,112,829)	(16,272,630)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	2,173,544	5,570,298
Reinvestment of distributions	1,200,482	10,469,118
Cost of shares redeemed	(5,643,870)	(25,363,792)
Net decrease in net assets from capital share transactions	(2,269,844)	(9,324,376)
Class R Shares
Proceeds from shares sold	214,048	2,046,114
Reinvestment of distributions	777,524	4,960,311
Cost of shares redeemed	(2,931,654)	(6,602,800)
Net increase/(decrease) in net assets from capital share transactions	(1,940,082)	403,625
Net Decrease in Net Assets	(1,356,878)	(35,996,792)

NET ASSETS:
Beginning of year	$44,575,738	$80,572,530
End of year	$43,218,860	$44,575,738

Annual Report | September 30, 2023	105

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	328,036	727,518
Shares issued in reinvestment of distributions	182,130	1,372,817
Shares redeemed	(853,125)	(3,558,173)
Net decrease from share transactions	(342,959)	(1,457,838)

Class R Shares
Shares sold	32,067	275,380
Shares issued in reinvestment of distributions	117,778	651,373
Shares redeemed	(442,877)	(852,716)
Net increase/(decrease) from share transactions	(293,032)	74,037

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$66,387,213	$38,150,741
Net realized loss	(79,834,846)	(36,112,860)
Long-term capital gains from other investment companies	132,834	–
Net change in unrealized appreciation/depreciation on investments	53,538,659	(268,089,526)
Net increase/(decrease) in net assets resulting from operations	40,223,860	(266,051,645)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(7,850,065)	(100,104,267)
Class R shares	(398,363)	(5,837,920)
From tax return of capital
Class I shares	(74,152,295)	–
Class R shares	(3,762,969)	–
Net decrease in net assets from distributions to shareholders	(86,163,692)	(105,942,187)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	490,566,723	505,691,407
Reinvestment of distributions	67,534,846	85,723,130
Cost of shares redeemed	(615,512,582)	(867,165,290)
Net decrease in net assets from capital share transactions	(57,411,013)	(275,750,753)
Class R Shares
Proceeds from shares sold	11,801,009	25,390,199
Reinvestment of distributions	4,040,154	5,713,065
Cost of shares redeemed	(25,210,864)	(80,251,524)
Net decrease in net assets from capital share transactions	(9,369,701)	(49,148,260)
Net Decrease in Net Assets	(112,720,546)	(696,892,845)

NET ASSETS:
Beginning of year	$1,338,367,898	$2,035,260,743
End of year	$1,225,647,352	$1,338,367,898

Annual Report | September 30, 2023	107

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	57,165,416	51,690,843
Shares issued in reinvestment of distributions	7,972,440	8,978,624
Shares redeemed	(72,274,751)	(91,833,449)
Net decrease from share transactions	(7,136,895)	(31,163,982)

Class R Shares
Shares sold	1,375,355	2,541,303
Shares issued in reinvestment of distributions	476,071	593,582
Shares redeemed	(2,952,110)	(8,249,470)
Net decrease from share transactions	(1,100,684)	(5,114,585)

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,197,007	$1,644,525
Net realized gain/(loss)	(1,063,761)	395,940
Net change in unrealized appreciation/depreciation	3,110,230	(6,851,064)
Net increase/(decrease) in net assets resulting from operations	5,243,476	(4,810,599)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I Shares	(3,796,566)	(1,537,361)
Class R Shares	(279,109)	(147,933)
From tax return of capital
Class I Shares	(101,347)	–
Class R Shares	(7,451)	–
Net decrease in net assets from distributions to shareholders	(4,184,473)	(1,685,294)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	16,237,099	12,950,571
Reinvestment of distributions	3,897,073	1,536,119
Cost of shares redeemed	(15,868,053)	(5,753,258)
Net increase in net assets from capital share transactions	4,266,119	8,733,432

Class R Shares
Proceeds from shares sold	1,130,279	121,704
Reinvestment of distributions	285,386	146,970
Cost of shares redeemed	(1,718,999)	(372,417)
Net decrease in net assets from capital share transactions	(303,334)	(103,743)

Net Increase in Net Assets	5,021,788	2,133,796

NET ASSETS:
Beginning of year	$48,067,946	$45,934,150
End of year	$53,089,734	$48,067,946

Annual Report | September 30, 2023	109

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	1,938,095	1,494,225
Shares issued in reinvestment of distributions	464,347	172,056
Shares redeemed	(1,887,488)	(656,681)
Net increase from share transactions	514,954	1,009,600

Class R Shares
Shares sold	133,097	12,983
Shares issued in reinvestment of distributions	34,069	16,421
Shares redeemed	(203,856)	(41,497)
Net decrease from share transactions	(36,690)	(12,093)

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$6.12	$9.30	$7.43	$8.05	$10.88

0.31	0.17	0.28	0.16	0.24
0.38	(1.40)	2.11	(0.41)	(0.25	)(b)
0.69	(1.23)	2.39	(0.25)	(0.01)

(0.29)	(0.28)	(0.39)	(0.19)	(0.18)
–	(1.61)	(0.13)	(0.18)	(2.64)
(0.02)	(0.06)	–	–	–
(0.31)	(1.95)	(0.52)	(0.37)	(2.82)
–	–	–	–	0.00	(c)
0.38	(3.18)	1.87	(0.62)	(2.83)
$6.50	$6.12	$9.30	$7.43	$8.05
11.37%	(16.70%)	32.96%	(3.00%)	3.51%

$26,662	$27,196	$54,868	$49,994	$66,662

N/A	N/A	N/A	N/A	1.22%

N/A	N/A	N/A	N/A	1.22%

N/A	N/A	N/A	N/A	2.88%

N/A	N/A	N/A	N/A	2.88%

1.49%	1.39%	1.33%	1.29%	1.22%

1.49%	1.39%	1.33%	1.29%	1.22%

4.75%	2.17%	3.19%	2.10%	2.88%

4.75%	2.17%	3.19%	2.10%	2.88%
60%	106%	182%	110%	36%

Annual Report | September 30, 2023	113

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$6.13	$9.31	$7.44	$8.06	$10.89

0.30	0.14	0.25	0.15	0.22
0.38	(1.39)	2.12	(0.42)	(0.26	)(b)
0.68	(1.25)	2.37	(0.27)	(0.04)

(0.28)	(0.26)	(0.37)	(0.18)	(0.17)
–	(1.61)	(0.13)	(0.17)	(2.62)
(0.02)	(0.06)	–	–	–
(0.30)	(1.93)	(0.50)	(0.35)	(2.79)
–	–	–	–	0.00	(c)
0.38	(3.18)	1.87	(0.62)	(2.83)
$6.51	$6.13	$9.31	$7.44	$8.06
11.07%	(16.88%)	32.58%	(3.24%)	3.23%

$16,557	$17,380	$25,705	$27,213	$40,344

N/A	N/A	N/A	N/A	1.48%
N/A	N/A	N/A	N/A	1.48%

N/A	N/A	N/A	N/A	2.62%

N/A	N/A	N/A	N/A	2.62%

1.74%	1.64%	1.58%	1.54%	1.48%
1.74%	1.64%	1.58%	1.54%	1.48%

4.51%	1.86%	2.88%	1.93%	2.62%

4.51%	1.86%	2.88%	1.93%	2.62%
60%	106%	182%	110%	36%

Annual Report | September 30, 2023	117

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

120	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$8.51	$10.52	$10.20	$10.33	$10.08

0.44	0.21	0.38	0.45	0.52
(0.14)	(1.64)	0.38	(0.10)	0.28
0.30	(1.43)	0.76	0.35	0.80

(0.06)	(0.58)	(0.44)	(0.46)	(0.55)
(0.52)	–	–	(0.02)	–
(0.58)	(0.58)	(0.44)	(0.48)	(0.55)
–	–	–	–	0.00 (b)
(0.28)	(2.01)	0.32	(0.13)	0.25
$8.23	$8.51	$10.52	$10.20	$10.33

3.50%	(14.04%)	7.52%	3.51%	8.21%

$1,166,687	$1,267,978	$1,894,398	$1,686,872	$1,858,103

N/A	N/A	N/A	N/A	0.86%
N/A	N/A	N/A	N/A	0.86%

N/A	N/A	N/A	N/A	5.13%

N/A	N/A	N/A	N/A	5.13%

0.91%	0.88%	0.87%	0.87%	0.86%
0.90%	0.87%	0.86%	0.87%	0.86%

5.18%	2.10%	3.66%	4.42%	5.13%

5.18%	2.10%	3.66%	4.42%	5.13%
68%	104%	100%	81%	60%

Annual Report | September 30, 2023	121

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

122	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

124	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$8.53	$10.54	$10.22	$10.35	$10.09

0.38	0.17	0.36	0.43	0.50
(0.10)	(1.63)	0.37	(0.10)	0.28
0.28	(1.46)	0.73	0.33	0.78

(0.06)	(0.55)	(0.41)	(0.44)	(0.52)
(0.50)	–	–	(0.02)	–
(0.56)	(0.55)	(0.41)	(0.46)	(0.52)
–	–	–	–	0.00 (b)
(0.28)	(2.01)	0.32	(0.13)	0.26
$8.25	$8.53	$10.54	$10.22	$10.35

3.24%	(14.23%)	7.23%	3.24%	8.03%

$58,961	$70,390	$140,863	$129,355	$167,141

N/A	N/A	N/A	N/A	1.11%
N/A	N/A	N/A	N/A	1.11%

N/A	N/A	N/A	N/A	4.90%

N/A	N/A	N/A	N/A	4.90%

1.17%	1.13%	1.12%	1.12%	1.11%
1.15%	1.12%	1.11%	1.12%	1.11%

4.47%	1.67%	3.41%	4.18%	4.90%

4.47%	1.67%	3.42%	4.18%	4.90%
68%	104%	100%	81%	60%

Annual Report | September 30, 2023	125

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

126	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

128	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$8.26	$9.53	$9.09	$9.55	$9.58

0.50	0.33	0.33	0.34	0.38
0.35	(1.27)	0.44	(0.35)	0.07
0.85	(0.94)	0.77	(0.01)	0.45

(0.66)	(0.33)	(0.33)	(0.37)	(0.48)
(0.02)	–	–	(0.08)	–
(0.68)	(0.33)	(0.33)	(0.45)	(0.48)
–	–	–	–	0.00 (b)
0.17	(1.27)	0.44	(0.46)	(0.03)
$8.43	$8.26	$9.53	$9.09	$9.55

10.59%	(10.03%)	8.55%	(0.02%)	4.85%

$49,475	$44,223	$41,386	$40,375	$45,306

1.57%	1.62%	1.75%	N/A	1.58%
1.35%	1.35%	1.35%	N/A	1.36%

5.72%	3.38%	3.07%	N/A	3.83%

5.94%	3.65%	3.47%	N/A	4.05%

1.57%	1.62%	1.75%	1.69%	1.57%
1.35%	1.35%	1.35%	1.35%	1.35%

5.72%	3.38%	3.07%	3.43%	3.84%

5.94%	3.65%	3.47%	3.78%	4.06%
75%	57%	72%	80%	52%

Annual Report | September 30, 2023	129

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

130	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

132	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$8.25	$9.52	$9.08	$9.54	$9.58

0.48	0.31	0.30	0.32	0.36
0.35	(1.27)	0.45	(0.36)	0.05
0.83	(0.96)	0.75	(0.04)	0.41

(0.64)	(0.31)	(0.31)	(0.35)	(0.45)
(0.02)	–	–	(0.07)	–
(0.66)	(0.31)	(0.31)	(0.42)	(0.45)
–	–	–	–	0.00 (b)
0.17	(1.27)	0.44	(0.46)	(0.04)
$8.42	$8.25	$9.52	$9.08	$9.54

10.33%	(10.27%)	8.31%	(0.27%)	4.48%

$3,615	$3,845	$4,548	$4,989	$5,937

1.82%	1.88%	2.00%	N/A	1.83%
1.60%	1.60%	1.60%	N/A	1.61%

5.46%	3.10%	2.83%	N/A	3.58%

5.69%	3.37%	3.22%	N/A	3.80%

1.82%	1.88%	2.00%	1.95%	1.82%
1.60%	1.60%	1.60%	1.60%	1.60%

5.46%	3.10%	2.83%	3.19%	3.59%

5.69%	3.37%	3.22%	3.53%	3.81%
75%	57%	72%	80%	52%

Annual Report | September 30, 2023	133

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

134	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two classes of shares, Class I Shares (inception date of August 11, 2014) and Class R Shares (inception date of December 27, 2006). The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth. The High Income Fund’s sub-adviser is Oaktree Fund Advisors, LLC (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). Effective August 10, 2021, as part of an internal corporate reorganization, Oaktree Capital Management, L.P., the Fund’s previous sub-adviser, transferred its sub-advisory agreement with the High Income Fund to Oaktree Capital. The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on the fiscal year end of the Funds.

Annual Report | September 30, 2023	135

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Security Valuation: The Funds’ assets and other financial instruments are recorded at their estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Funds upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value (“NAV”). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations. During the year ended September 30, 2023, no foreign capital gains tax was accrued or paid by the Fund.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Principal Investment Risks: All mutual funds carry a certain amount of risk. For more information on the related risks of investing in the Funds, please refer to the prospectus of each Fund.

Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets or another method approved by the Board.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

Annual Report | September 30, 2023	137

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Funds value their investments at fair value. Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Funds and designated the Adviser as the Funds’ valuation designee to make all fair valuation determinations with respect to each of the Fund’s portfolio investments, subject to the Board’s oversight.

Equity securities, including common stocks, warrants, closed-end funds, exchange traded funds, preferred stocks, business development companies and special purpose acquisition companies, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over- the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Futures contracts are normally valued at the final settlement price or official closing price provided by independent pricing services. These securities will be categorized as Level 1 securities.

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, convertible corporate bonds, U.S. government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. government/agency mortgage backed securities, business development companies-preferred shares and notes, bank loans, collateralized loan obligations, equity-linked notes, municipal bonds, mortgage-backed securities, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Annual Report | September 30, 2023	139

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at September 30, 2023 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$34,663,306	$–	$–	$34,663,306
Exchange Traded Funds	2,256,514	–	–	2,256,514
Preferred Stocks	374,136	–	–	374,136
U.S. Corporate Bonds	–	1,021,330	–	1,021,330
U.S. Government Bonds and Notes	–	2,093,502	–	2,093,502
Warrants	9,826	–	–	9,826
Short-Term Investments	2,773,382	–	–	2,773,382
Total	$40,077,164	$3,114,832	$–	$43,191,996

140	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3		Total
Closed-End Funds	$219,146,657	$–	$–		$219,146,657
Business Development Companies	3,990,130	1,269,543	–		5,259,673
Business Development Companies - Preferred Shares	1,091,751	5,273,992	–		6,365,743
Common Stocks	–	247,326	–		247,326
Open-End Funds	32,574,784	–	–		32,574,784
Preferred Stocks	5,943,344	–	–		5,943,344
Foreign Corporate Bonds	–	53,614,485	–		53,614,485
U.S. Corporate Bonds	–	122,196,066	–		122,196,066
Convertible Corporate Bonds	–	6,027	–		6,027
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	5,225,530	–		5,225,530
Bank Loans	–	19,216,243	–		19,216,243
Collateralized Loan Obligations	–	63,391,520	–		63,391,520
Equity - Linked Notes	–	–	–	***	–
Non-Agency Collateralized Mortgage Obligations	–	233,026,870	–		233,026,870
Special Purpose Acquisition Companies - Rights	–	16,695	–		16,695
U.S. Government Bonds and Notes	–	172,104,965	–		172,104,965
Mortgage-Backed Securities	–	18,019,092	–		18,019,092
Municipal Bonds	–	194,513	–		194,513
U.S. Government / Agency Mortgage Backed Securities	–	223,914,337	–		223,914,337
Warrants	–	–	–	***	–
Short-Term Investments	23,099,473	9,940,441	–		33,039,914
Total	$285,846,139	$927,657,645	$–		$1,213,503,784

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Liabilities
Future Contracts	$(1,090,663)	$–	$–	$(1,090,663)
Total	$(1,090,663)	$–	$–	$(1,090,663)

Annual Report | September 30, 2023	141

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Business Development Companies	$–	$1,080,590	$–	$1,080,590
Closed-End Funds	4,174,577	–	–	4,174,577
Common Stocks	–	33	85,342	85,375
Bank Loans	–	9,079,473	–	9,079,473
Exchange Traded Funds	1,112,018	–	–	1,112,018
High Yield Debt	–	36,010,925	–	36,010,925
Warrants	–	2,252	–	2,252
Short-Term Investments	847,957	–	–	847,957
Total	$6,134,552	$46,173,273	$85,342	$52,393,167

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$119,177	$–	$119,177
Liabilities
Forward Foreign Currency Contracts	$–	$(583)	$–	$(583)
Total	$–	$118,594	$–	$118,594

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Summary of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

***	Level 3 security has no value.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2023

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2022	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023
High Income Fund
Common Stocks	$76,639	$–	$–	$(147,565)	$156,268	$–	$–	$–	$–	$85,342	$(57,112)
Preferred Stocks	135,003	–	–	27,583	11,039	5,000	(178,625)	–	–	–	–
	$211,642	$–	$–	$(158,546)	$167,307	$5,000	$(140,061)	$–	$–	$85,342	$8,722

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2023:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Common Stocks	$85,342	Market Comparable Companies	EBITDA Multiple	6.0x-7.0x (6.5x)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

On August 10, 2022 the Board approved the Adviser as each Fund’s valuation designee, effective September 8, 2022, to make all fair valuation determinations with respect to each Fund’s portfolio investments, subject to the Board’s oversight and adopted all other updates pursuant to Rule 2a-5 under the 1940 Act.

Annual Report | September 30, 2023	143

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as futures and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Futures

The Funds may invest in futures contracts in accordance with its investment objectives. The Funds does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Funds’ investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Funds are party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Funds upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposits with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Funds may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Funds. Variation margin does not represent a borrowing or loan by the Funds but instead is a settlement between the Funds and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Funds records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2023, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Annual Report | September 30, 2023	145

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of September 30, 2023:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$119,177

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(583)
Strategic Income Fund	Interest rate risk (Future contracts)*	Variation margin receivable	$(1,090,663)

*	Fair Value represents the cumulative unrealized appreciation (depreciation) on open futures contracts as reported in the Fund’s Schedule of Investments. Only the variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as variation margin receivable.

146	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended September 30, 2023:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Forward Foreign Currency Contracts/ Net change in unrealized appreciation/ depreciation on Forward Foreign Currency Contracts	$(361,086)	$37,316
Strategic Income Fund	Interest rate risk (Future contracts)	Net realized gain/(loss) on Futures Contracts / Net change in unrealized appreciation/depreciation on Futures Contracts	$(2,075,941)	$(1,090,663)

The forward currency contracts average notional amount during the year ended September 30, 2023, is noted below.

Fund	Average Notional Amount of Futures Contracts	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$–	$6,078,745
Strategic Income Fund	$31,399,368	$–

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | September 30, 2023	147

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2023.

Offsetting of Derivatives Asset

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$119,177	$–	$119,177	$(583)	$–	$118,594
Total	$119,177	$–	$119,177	$(583)	$–	$118,594

Offsetting of Derivatives Liability

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$583		$583	$(583)	$–	$–
Total	$583	$–	$583	$(583)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

148	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The Strategic Income Fund and High Income Fund may each invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Strategic Income Fund and High Income Fund will normally invest in corporate debt issuers in North America and Europe. The Strategic Income Fund’s and High Income Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Strategic Income Fund and High Income Fund may each invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Strategic Income Fund and High Income Fund will generally purchase assignments of these loans, in which case they will typically become lenders for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Strategic Income Fund and High Income Fund generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Strategic Income Fund and High Income Fund may each be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Strategic Income Fund and High Income Fund may each enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Strategic Income Fund and High Income Fund have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Strategic Income Fund and High Income Fund may each receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Strategic Income Fund and High Income Fund may each receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

6. ADVISORY FEES, TRUSTEE FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

Annual Report | September 30, 2023	149

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

For the year ended September 30, 2023, the Adviser earned fees of $457,175, $9,675,345, and $540,072, for the Core Opportunity Fund, the Strategic Income Fund, and the High Income Fund, respectively. Of those advisor fees $36,400, $754,479, and $20,620 remained payable for the Core Opportunity Fund, the Strategic Income Fund, and the High Income Fund, respectively, as of September 30, 2023. The Adviser has contractually agreed to waive the High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2024 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board. The recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the expense cap in effect at the time of the waiver, and (ii) the expense cap in effect at the time of recapture.

For the year ended September 30, 2023, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2024	2025	2026
High Income Fund
Class I	$163,274	$111,424	$109,573
Class R	$19,154	$11,927	$8,271
Total	$182,428	$123,351	$117,844

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses in an amount equal to the sum of any acquired fund fees and expenses, if any, incurred by the Strategic Income Fund that are attributable to the Strategic Income Fund’s investment in acquired funds managed by the Adviser or an investment adviser controlling, controlled by, or under common control with the Adviser until at least January 31, 2024. This contractual agreement will continue automatically for successive annual periods unless terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2023

For the year ended September 30, 2023, the Adviser waived $183,137 in affiliated management fees attributable to the Strategic Income Fund related to the Fund’s investment in an affiliated fund, the High Income Fund. The Investment Adviser Fee disclosed on the Strategic Income Fund’s Statement of Operations is reflective of this waiver of affiliated management fees. The waived fees are not subject to recoupment by the Adviser.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of Trustees, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser, out of its own fee, is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS receives an annual fee based on the Funds’ average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc., an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Trustees who are “interested persons” of the Trust receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $36,000 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $1,000 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. A Trustee and certain Officers of the Trust are also employees of the Adviser, the Distributor or ALPS.

The Trust’s officers receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Chief Compliance Officer (“CCO”) provides compliance services to the Trust and is also an employee and CCO of the Adviser. The CCO receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Funds, inclusive of a portion of the CCO’s compensation. The expenses of the CCO are reflected as Compliance expenses in the Statements of Operations.

Annual Report | September 30, 2023	151

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2023, was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$1,963,656	$3,344	$–	$145,829	$2,112,829
Strategic Income Fund	8,248,428	–	–	77,915,264	86,163,692
High Income Fund	4,075,675	–	–	108,798	4,184,473

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2022, was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$12,245,663	$10,045	$3,522,811	$494,111	$16,272,630
Strategic Income Fund	105,942,187	–	–	–	105,942,187
High Income Fund	1,685,294	–	–	–	1,685,294

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2023, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Total Distributable Earnings
Core Opportunity Fund	$(22,222)	$22,222
Strategic Income Fund	–	–
High Income Fund	–	–

152	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

At September 30, 2023, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$–	$(3,736,981)	$(3,489,185)	$–	$(7,226,166)
Strategic Income Fund	–	(133,341,172)	(283,640,782)	–	(416,981,954)
High Income Fund	–	(6,325,780)	(3,265,316)	(368,088)	(9,959,184)

Capital Losses: As of September 30, 2023, the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Capital losses carried forward were as follows:

Fund	Non-Expiring Short- Term	Non-Expiring Long- Term
Core Opportunity Fund	$1,863,589	$1,873,392
Strategic Income Fund	52,811,516	80,529,656
High Income Fund	1,083,557	5,242,223

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2023, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$1,542,895	$(5,032,086)	$6	$(3,489,185)	$46,681,187
Strategic Income Fund*	16,277,181	(299,917,957)	(6)	(283,640,782)	1,497,144,560
High Income Fund*	229,112	(3,493,807)	(621)	(3,265,316)	55,657,851

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to passive foreign investment companies, wash sales, forward contract mark to market, tax treatment of premium amortization and tax treatment of certain other investments.

The High Income Fund elects to defer to the period ending September 30, 2024, late year ordinary losses in the amount of $368,088.

Annual Report | September 30, 2023	153

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2023, excluding U.S. government obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$22,685,791	$29,566,271
Strategic Income Fund	342,308,733	416,543,338
High Income Fund	42,277,856	37,924,919

Investment Transactions in long term U.S. Government Obligations for the year ended September 30, 2023 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$3,310,268	$986,797
Strategic Income Fund	483,015,813	421,992,146

9. INVESTMENTS IN AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2023 were as follows:

Strategic Income Fund

Security Name	Market Value as of October 1, 2022	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of September 30, 2023	Share Balance as of September 30, 2023	Dividends
RiverNorth/Oaktree High Income Fund	$29,458,779	$2,501,463	$–	$614,542	$–	$32,574,784	3,864,608	$2,501,447
				$614,542	$–	$32,574,784	3,864,608	$2,501,447

10. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed, unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was most recently amended on March 28, 2023. The Revolving Credit Agreement expires on March 26, 2024. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the Overnight Bank Funding Rate in effect on the day the loan is made plus 1.25%, which was 6.57% at September 30, 2023. For the year ended September 30, 2023, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%.

154	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2023

For the year ended September 30, 2023, Core Opportunity Fund, Strategic Income Fund and High Income Fund had no borrowings under the Revolving Credit Agreement.

11. BENEFICIAL OWNERSHIP

On September 30, 2023, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2023, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund – Class I	Pershing	47.07%
Core Opportunity Fund – Class R	Charles Schwab & Company, Inc.	53.90%
Core Opportunity Fund – Class R	National Financial Services, LLC	26.55%
Strategic Income Fund – Class I	Charles Schwab & Company, Inc.	48.27%
Strategic Income Fund – Class R	Charles Schwab & Company, Inc.	62.76%
High Income Fund – Class I	Charles Schwab & Company, Inc.	28.37%
High Income Fund – Class I	RiverNorth/DoubleLine Strategic Income Fund	65.85%
High Income Fund – Class R	Charles Schwab & Company, Inc.	86.37%

12. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

13. SUBSEQUENT EVENTS

The Trust has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Annual Report | September 30, 2023	155

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

September 30, 2023

To the Shareholders and Board of Trustees of

RiverNorth Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”) as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

156	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Additional Information

September 30, 2023 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Part F of N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-PORT must be made within 60 days of the end of the quarter. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Funds at 1-888-848-7569 or on the Funds' website, www.rivernorth.com.

UNAUDITED TAX INFORMATION

The RiverNorth Core Opportunity Fund designated the following for federal income tax purposes for the year ended September 30, 2023:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$15,998	$110,523

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	0.17%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2022, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	5.24%	22.93%
RiverNorth/DoubleLine Strategic Income Fund	0.00%	0.00%
RiverNorth/Oaktree High Income Fund	0.00%	0.00%

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2022 that qualify as 163(j) interest dividends:

163(j) Percentage
RiverNorth Core Opportunity Fund	13.21%
RiverNorth/DoubleLine Strategic Income Fund	77.56%
RiverNorth/Oaktree High Income Fund	62.87%

Annual Report | September 30, 2023	157

RiverNorth Funds	Additional Information

September 30, 2023 (Unaudited)

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund designated $0 as long-term capital gain dividends.

158	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Liquidity Risk Management Program

September 30, 2023 (Unaudited)

The Funds have implemented a liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRM Program’s principal objectives include assessing, managing, and periodically reviewing each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund.

In accordance with the requirements of Rule 22e-4, the program administrator conducted an annual review of the LRM Program and, in August 2023, provided the Board of Trustees (the “Board”) with a report addressing the operation of the LRM Program and assessing its adequacy and effectiveness. Among other things, the program administrator reported to the Board as to the following:

●	each Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of their respective shareholders;
●	there were no material changes to the LRM Program during the period;
●	each Fund’s strategy continued to be effective for an open-end mutual fund;
●	the implementation of the LRM Program was effective to manage each Fund’s liquidity risk and remains reasonably designed to manage each Fund’s liquidity risk;
●	the LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the highly liquid investment minimum requirements; and
●	the LRM Program operated adequately during the period and was effective in assessing, monitoring and managing the liquidity risk of each Fund’s portfolio.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Funds’ prospectuses for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Annual Report | September 30, 2023	159

RiverNorth Funds	Trustees and Officers

 September 30, 2023 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Trustee	Indefinite/ January 2013 to present	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2015 to present).

160	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

  September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Trustee	Indefinite/ September 2021 to present	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2018 to present).

Annual Report | September 30, 2023	161

RiverNorth Funds	Trustees and Officers

  September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2018 to present).

[1]	The mailing address of each Trustee is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

162	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

  September 30, 2023 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEES AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Trustee, President and Principal Executive Officer	Indefinite/ July 2006 to present	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2015 to present).

Annual Report | September 30, 2023	163

RiverNorth Funds	Trustees and Officers

  September 30, 2023 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jerry R. Raio[4] (1964)	Interested Trustee	Indefinite/ November 2022 to present	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	RiverNorth Opportunities Fund, Inc. (1 fund) (2019 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2018 to present).
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	President, RiverNorth Capital Management, LLC (since 2020); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to present; Indefinite/ January 2017 to present	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

164	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

  September 30, 2023 (Unaudited)

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2.	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

3.	Patrick W. Galley is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of the Adviser.

4.	Jerry Raio is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | September 30, 2023	165

RiverNorth Funds

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

RiverNorth/Oaktree High Income Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

Jerry R. Raio

David M. Swanson

John K. Carter

J. Wayne Hutchens

Investment Adviser

RiverNorth Capital Management, LLC

Sub Advisers

DoubleLine Capital LP

Oaktree Fund Advisors, LLC

Transfer Agent, Administrator and

Dividend Disbursing Agent

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Custodian

State Street Bank & Trust, Co.

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	RiverNorth Funds (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions (“Officers”) on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has determined that J. Wayne Hutchens qualifies as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $133,700 and $87,200, respectively.

(b)	Audit-Related Fees. For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $1,665 and $0, respectively. This fee is comprised of fees relating to the auditor consents in connection with the Registrant’s annual registration statement update filing with the U.S. Securities and Exchange Commission.

(c)	Tax Fees. For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $15,900 and $15,900, respectively. This fee is comprised of fees relating to the preparation of tax returns.

(d)	All Other Fees. For the registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $13,000 and $0, respectively.

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Registrant, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Fiscal Year	Registrant	Adviser
FY 2023	$15,000	$0
FY 2022	$15,000	$0

(h)	Not applicable to the Registrant.

(i)	Not applicable to the Registrant.

(j)	Not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rules 13a-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Code of Ethics that is subject to Item 2 is attached hereto.

(a)(2)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Principal Executive Officer

Date:	December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Principal Executive Officer

Date:	December 8, 2023

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	December 8, 2023